 Table of Contents

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

[x]	Preliminary Information Statement
[ ]	Definitive Information Statement
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

PREMIER HOLDING COMPANY
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

(1)	Amount previously paid:

Not Applicable

(2)	Form, Schedule or Registration Statement No.

Not Applicable

(3)	Filing Party:

Not Applicable

(4)	Date Filed:

Not Applicable

PREMIER HOLDING CORP.

1382 Valencia Ave., Unit F,

Tustin CA 92780

(949) 260-8070

INFORMATION STATEMENT

October __, 2018

NO VOTE OR OTHER ACTION OF THE COMPANY’S SHAREHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. NO PROXIES ARE BEING SOLICITED AND YOU ARE REQUESTED NOT TO SEND THE COMPANY A PROXY.

Dear Stockholder:

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of common stock, par value $0.001 per share (the “Common Stock”), of Premier Holding Corp., a Nevada corporation (the “Company”, “we,” “us,” “our,” and similar terms).

On March 12, 2018, the Company’s Board of Directors (the “Board”) approved a Membership Interest Exchange and Contribution Agreement, as amended, (the “Share Exchange Agreement”) by and among the Company, the Company’s wholly-owned subsidiaries The Power Company, an Illinois limited liability corporation (“TPC”) and American Illuminating Company (“AIC”), a Connecticut limited liability corporation, and AOTS 42 (“AOTS”), a Delaware corporation. The Share Exchange Agreement was subsequently executed on March 23, 2018.

Under the terms of the Share Exchange Agreement, among other things, the Company will contribute all of its membership interests of its wholly-owned subsidiaries TPC and AIC, in exchange for 19,250,000 common stock shares of AOTS, $0.0001 par value per share, which represents approximately 39.65% of the 48,550,000 issued and outstanding common shares on a fully-diluted basis after giving effect to such issuance (the “Purchased Shares”). Performance of the Share Exchange Agreement is subject to customary regulatory approvals for a transaction of this type, as well as certain other closing conditions.

The Company believes that the transfer to AOTS of all its membership interests in TPC and AIC may constitute the sale of “substantially all” of the Company’s assets within the meaning of Nevada law. Such a sale of substantially all the assets requires the consent of the holders of a majority of the outstanding shares of the Company’s common stock.

Accordingly, on May 17, 2018, the Company received affirmative consent for the Share Exchange Agreement from 55% of the total shares outstanding as of the record date of March 15, 2018. Specifically, there were 479,479,707 shares of the Company’s common stock issued and outstanding, and 250,000 shares of the Company’s Series B preferred stock issued and outstanding, with a voting ratio of 1,000 to one. This creates an aggregate voting count of 739,579,847; of which 50% is 369,789,923.5. The affirmatives votes amounted to 408,207,092, representing approximately 55% of the shares outstanding and eligible to vote.

The Company will not be retaining ownership of any of the 19,250,000 AOTS shares it receives as a result of the Share Exchange Agreement. Instead, the Company’s Board of Directors has approved the distribution of these AOTS shares to the Company’s common shareholders upon consummation of the Share Exchange Agreement. Accordingly, on March 27th, 2018, the Board authorized the Company to make a pro rata stock distribution to its common shareholders of the 19,250,000 AOTS common shares received by the Company pursuant to the AOTS Share Exchange Agreement (the “AOTS Share Distribution”). Pursuant to the AOTS Share Distribution, holders of Company common stock will receive a certain amount of shares of AOTS common stock for each share of Company Common Stock held at the close of business on a record date to be determined by the Board as the record date for the AOTS Stock Dividend (the “Record Date”), at a ratio to be determined by the Board (the “AOTS Share Distribution Ratio”). Consummation of the AOTS Share Exchange Agreement is a condition to the AOTS Share Distribution.

The Share Exchange Agreement the Company entered into with AOTS is part of a series of recent transactions by AOTS involving the acquisition of certain assets from various entities in exchange for AOTS common stock (the “AOTS Transactions”). The AOTS Transactions consist of : (1) The Company’s contribution of its wholly-owned TPC and AIC subsidiaries pursuant to the Share Exchange Agreement, (2) A Membership Interest Exchange and Contribution Agreement dated March 16, 2018 between AOTS and Rescom Energy, L.L.C., a Connecticut limited liability company (“Rescom”), as amended, (the “Rescom Agreement”), whereby 100% of Rescom’s membership interests were contributed to AOTS in exchange for 10,000,000 AOTS common shares; (3) A Share Exchange Agreement dated March 23, 2018 between AOTS and Advanced E Lighting, L.L.C., a Connecticut limited liability company (“Advanced”), as amended, (the “Advanced Agreement”) whereby 100% of Advanced’s membership interests were contributed to AOTS in exchange for 6,000,000 AOTS common shares; and (4) A Membership Interest Exchange and Contribution Agreement dated March 23, 2018 between AOTS and TPC Management Co., L.L.C., an Illinois limited company (TPCM”), as amended, (the “TPCM Agreement”) whereby TPC contributed certain intellectual property relating to an online client energy portal (the “Intellectual Property”) to AOTS in exchange for 6,000,000 common shares of AOTS.

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of common stock, par value $0.001 per share (the “Common Stock”), of the Company to notify the Stockholders of the Transaction. Stockholders of record at the close of business on March 15, 2018, are entitled to notice of this stockholder action by written consent. Because this action has been approved by the holders of the required majority of the voting power of our voting stock, no proxies were or are being solicited. The Transaction will not be effected until at least 20 calendar days after the mailing of the Information Statement accompanying this Notice. We will mail the Notice of Stockholder Action by Written Consent to the Stockholders on or about October __, 2018. We anticipate that the Transaction will become effective on or about October __, 2018. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Please read this Information Statement carefully. It describes the essential terms of the action to be taken. Additional information about the Company is contained in its reports filed with or furnished to the Securities and Exchange Commission (the “SEC”). These reports, their accompanying exhibits and other documents filed with the SEC may be inspected without charge at the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material may also be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these reports may be obtained on the SEC’s website at www.sec.gov.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

THIS INFORMATION STATEMENT IS FIRST BEING SENT TO STOCKHOLDERS

ON OR ABOUT OCTOBER __, 2018.

This Information Statement is being mailed on or about October __, 2018, to the shareholders of record of common stock of Premier Holding Corp., a Nevada corporation (“we”, “us”, “Premier” or the “Company”), as of the close of business on March 15, 2018 (the “Record Date”). You are receiving this Information Statement in connection with this disposition and change to the Company’s business and structure.

Prior to the mailing of this Information Statement, certain shareholders who represent a majority of our outstanding voting shares signed written consents approving each of the actions listed above on the terms described herein (the “Actions”). As a result, the Actions have been approved and neither a meeting of our stockholders nor additional written consents are necessary. The Board of Directors unanimously approved the Actions as well.

The accompanying Information Statement is being provided to you for your information to comply with the requirements of Regulation 14C of the Securities Exchange Act of 1934, as amended (“Exchange Act”). This Information Statement constitutes notice of corporate action without a meeting by less than unanimous consent of the Company’s stockholders pursuant to Section 78.320 of the Nevada Revised Statutes (the “NRS”) covering the Actions to which our Majority Stockholders consented on May 17, 2018. You are urged to read the Information Statement carefully in its entirety. However, no action is required on your part in connection with this document, including with respect to the approval of the Exchange Agreement. No meeting of our stockholders will be held, or proxies requested for these matters since they have already been consented to by the Majority Stockholders, acting by written consent in lieu of a meeting, in their capacity as the holders of a majority of the issued and outstanding shares of the Company’s common stock.

The transaction described in the Information Statement and the action taken by the Majority Shareholders may be ratified no earlier than 20 calendar days after we have mailed the Information Statement to our stockholders. The record date established by the Company for purposes of determining the number of issued and outstanding shares of Common Stock, and thus voting power, was March 8, 2018.

PREMIER HOLDING CORP.

1382 Valencia, Unit F,

Tustin CA 92780

(949) 260-8070

INFORMATION STATEMENT PURSUANT TO SECTION 14C

OF THE EXCHANGE ACT

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN CONSENTED TO BY THE HOLDERS OF A MAJORITY OF THE SHARES OF THE COMPANY’S VOTING STOCK.

THE COMPANY IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND THE COMPANY A PROXY.

GENERAL

This Information Statement and Notice of Action Taken Without a Meeting of Stockholders is being furnished by us to our stockholders of record as of March 15, 2018 (the “Record Date”), to inform the stockholders of the Record Date of the approval by the stockholders holding a majority of the votes (“Majority Stockholders”) of the Company’s proposed sale of its subsidiaries to AOTS 42, a Delaware corporation (“AOTS”), in exchange for the issuance of shares of the common stock of AOTS. The Company will distribute the 19,250,000 shares of AOTS Shares it receives pro rata to its shareholders at an exchange rate of one (1) share of Premier common stock for one (1) shares of AOTS stock, with fractional shares being rounded up to the nearest whole share (the “Share Exchange”). After the Exchange, the Company intends to distribute the AOTS shares it received as part of the share Exchange to its common shareholders on a pro rata basis.

This Information Statement is being sent in lieu of a special meeting of the stockholders of the Company under Nevada law. Pursuant to unanimous written consent in lieu of a meeting, the Board of Directors of the Company (the “Board”) approved the entering into and consummation of the Share Exchange Agreement between the Company and AOTS dated March 23, 2018.The Majority Stockholders of the Company who beneficially own, in the aggregate, shares of common stock of the Company, representing approximately 55% of the voting power of the Company as of the date of this Information Statement, gave their written consent to the Agreement described in this Information Statement on the Record Date.

The elimination of the need for a special or annual meeting of the stockholders to ratify or approve the transaction is authorized by Sections 78.320 and 78.565 of the NRS and the Company's Articles of Incorporation and Bylaws which provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if a written consent (or counterparts thereof) that sets forth the action so taken is signed by stockholders holding at least a majority of the voting power. Such consent shall have the same force and effect as a majority vote of the stockholders and may be stated as such in any document. To eliminate the costs and management time involved in holding a special meeting and in order to affect the Agreement as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors and the Majority Shareholders approved the Agreement and the Exchange pursuant to written consents.

The Company is distributing this Information Statement to its stockholders to satisfy any notice requirements it may have under the NRS. No additional action will be undertaken by the Company with respect to the receipt of the written consents. Dissenters’ rights of appraisal under the NRS are afforded to the Company's stockholders as a result of the approval of the Agreement since the sale of these assets represents substantially all of the assets of the Company.

This Information Statement is dated as of and is first being sent to our stockholders of record on or about March 15, 2018.

TABLE OF CONTENTS

Page

SUMMARY TERM SHEET	1

DESCRIPTION OF THE TRANSACTION	3

Business of Premier Holding Corp.	6
Significant Corporate Events	6
The Market and Competitive Profile	6
Property	7
Legal Proceedings	7

RISK FACTORS	9

FINANCIAL STATEMENTS	19

MANAGEMENTS DISCUSSION AND ANALYSIS - Premier	19

LIQUIDITY AND CAPITAL RESOURCES	21

OFF BALANCE SHEET ARRANGEMENTS AND CONTRACTUAL OBLIGATIONS	21

RELATED PARTY TRANSACTIONS	21

FORWARD LOOKING STATEMENTS MANAGEMENT	22

VOTING SECURITIES - PREMIER	22

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS	28

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNER AND MANAGEMENT	31

DISSENTERS’ RIGHTS	32

WHERE TO OBTAIN MORE INFORMATION	34

EXHIBIT A. MEMBERSHIP INTEREST AND EXCHANGE CONTRIBUTION AGREEMENT DATED MARCH 23, 2018 BETWEEN AOTS 42, THE POWER COMPANY, USA, LLC, AMERICAN ILLUMINATING COMPANY, LLC, AND PREMIER HOLDING CORP.	A-1

EXHIBIT B. MEMBERSHIP INTEREST AND EXCHANGE CONTRIBUTION AGREEMENT DATED MARCH 16, 2018 BETWEEN AOTS 42, AND RESCOM ENERGY, LLC.	B-1

EXHIBIT C. SHARE EXCHANGE AGREEMENT DATED MARCH 23, 2018 BETWEEN AOTS 42, AND ADVANCED E LIGHTING, LLC AND ITS MEMBERS.	C-1

EXHIBIT D. MemBERSHIP INTEREST EXCHANGE AND CONTRIBUTION AGREEMENT DATED MARCH 23, 2018 BETWEEN AOTS 42 AND TPC MANAGEMENT CO, LL	D-1

EXHIBIT E. AOTS 42 CONSOLIDATED PRO FORMA FINANCIAL PROJECTIONS DATED OCTOBER 13, 2018	E-1

EXHIBIT F. PREMIER HOLDING CORPORATION CONSOLIDATED FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017.	F-1

EXHIBIT G Rescom Unaudited Balance Sheet as of September 30, 2018.	G-1

EXHIBIT H. Advanced E Lighting Unaudited Balance Sheet as OF September 30, 2018.	H-1

i

PROPOSAL TO APPROVE A SHARE EXCHANGE FOR OUR TWO

WHOLLY-OWNED SUBSIDIARIES

SUMMARY TERM SHEET

The following questions and answers are presented for your convenience only and briefly address some questions you may have about the transfer by the Company to AOTS of the Company’s membership interests of The Power Company, L.L.C., and American Illuminating Company, L.L.C. to AOTS in exchange for 19,250,000 AOTS common shares (the “Share Exchange”). These questions and answers may not contain all of the information that is important to you. We therefore urge you to read carefully the entire Information Statement.

Q: Why am I receiving this Information Statement?

A: This Information Statement describes the Business Combination and the approval of the Share Exchange by written consent. The Company’s Board of Directors is providing this Information Statement to you pursuant to Section 14(c) of the Exchange Act, solely to inform you of, and provide you with information about, the Sale before it is consummated.

Q: Who is entitled to receive this Information Statement?

A: Stockholders of record as of March 15, 2018, the record date, are entitled to receive this Information Statement and the accompanying notice of stockholder action by written consent, which describes the corporate action that has been approved by the written consent of stockholders who collectively own approximately 55% of the Company's outstanding common stock.

Q: Am I being asked to vote on the Share Exchange?

A: No, we are not asking you to vote for approval of the Share Exchange or to provide your written consent to the Share Exchange. Your vote or written consent is not required for approval of the Share Exchange because the Share Exchange has been approved by written consent of a majority of the holders of the Company’s common stock. Under Nevada corporate law, all the activities requiring stockholder approval may be taken by obtaining the written consent and approval of more than fifty percent (50%) of the holders of voting stock in lieu of a meeting of the stockholders, which the Company has already obtained. Therefore, no action by the minority stockholders in connection with the Share Exchange is required.

Q: Will there be a stockholder meeting to consider and approve the Share Exchange?

A: No, a stockholder meeting will not be held to consider and approve the Share Exchange. The Share Exchange has already been approved by written consent.

Q: Will any Shares of AOTS be distributed to me as a stockholder?

A: Yes. The shares the Company receives from AOTS as part of the Share Exchange will be distributed to the common shareholders of the Company on a pro rata, proportional basis. This may be done in one distribution. Company common shareholders will still own the Company’s stock in addition to AOTS shares distributed by the Company to common This transaction is not a share exchange between AOTS and the common shareholders of the Company, but rather a share exchange between the Company and AOTS, coupled with a subsequent pro rata distribution of AOTS shares to the Company’s common shareholders.

Q: Is the Share Exchange subject to the satisfaction of any conditions?

A: Yes. Before the Share Exchange can be consummated, certain closing conditions must be satisfied or waived. These conditions are described in in this Information Statement. If these conditions are not satisfied or waived, then the Share Exchange will not be consummated, even though it has already been conditionally approved by written consent. The Company believes it has already satisfied the material conditions of the Share Exchange Agreement, such that upon the expiration of twenty (20) days after days after the date on which this Information Statement has been mailed to the stockholders pursuant to Rule 14c-2 under the Exchange Act (if any), the Transaction will automatically close.

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Q: When do you expect the Share Exchange to be consummated?

A: We expect to consummate the Share Exchange on the later of (i) the date that is within five (5) business days after the satisfaction or waiver of the closing conditions under the Business Combination agreements, including, without limitation, the receipt of all approvals; or (ii) twenty (20) days after the date on which this Information Statement has been mailed to the stockholders pursuant to Rule 14c-2 under the Exchange Act.

Q: What are the U.S. federal income tax consequences of the Share Exchange?

A: The Company believes it has available federal net operating loss carry-forwards which will offset any gains recognized upon consummation of the Sale. While the Company expects to pay federal alternative minimum taxes due to limitations on the utilization of net operating loss carry-forwards, such taxes will be available as a credit against regular federal income taxes incurred in the future.

Q: Am I entitled to any appraisal or dissenters’ rights?

A: Stockholders will be entitled to appraisal or dissenters’ rights as a result of the share exchange under Nevada law.

Q: Will the business plan or operations of the Company change as a result of the share exchange?

A: The Company does not believe operations will materially change as a result of the Share Exchange. Nonetheless the transaction will entail the sale of substantially all the assets of the Company. The Company expects to continue its on-going operations subsequent to the Share Exchange.

Q: Who can help answer my questions?

A: If you would like additional copies, without charge, of this Information Statement, or if you have questions about the share exchange, then you should contact us as follows:

PREMIER HOLDING CORPORATION

Attn: Corporate Secretary

1382 Valencia Ave., Unit F,

Tustin CA 92780

(949) 260-8070

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DESCRIPTION OF THE TRANSACTION

On March 12, 2018, the Company’s Board of Directors (the “Board”) approved the Share Exchange Agreement by and among the Company, the Company’s wholly-owned subsidiaries The Power Company, an Illinois Limited Liability Corporation (“TPC”) and American Illuminating Company (“AIC”), a Connecticut Limited Liability Corporation, and AOTS 42 (“AOTS”), a Delaware corporation. The Share Exchange Agreement was subsequently executed on March 23, 2018.

Under the terms of the Share Exchange Agreement, among other things, the Company will contribute all of its membership interests of its wholly-owned subsidiaries TPC and AIC, in exchange for 19,250,000 common stock shares of AOTS, $0.0001 par value per share, which represents 39.65% of the 48,550,000 issued and outstanding common shares on a fully-diluted basis after giving effect to such issuance (the “Purchased Shares”). Performance of the Share Exchange Agreement is subject to customary regulatory approvals for a transaction of this type, as well as certain other closing conditions.

The Company believes that the transfer to AOTS of all its membership interests in TPC and AIC may constitute the sale of “substantially all” of the Company’s assets within the meaning of Nevada law. Such a sale of substantially all the assets requires the consent of the holders of a majority of the outstanding shares of the Company’s common stock.

Accordingly, on May 17, 2018, the Company received affirmative consent for the Share Exchange Agreement from 55% of the total shares outstanding as of the record date of March 15, 2018. Specifically, there were 479,479,707 shares of the Company’s common stock issued and outstanding, and 250,000 shares of the Company’s Series B preferred stock issued and outstanding, with a voting ratio of 1,000 to one. This creates an aggregate voting count of 739,579,847; of which 50% is 369,789,923.5. The affirmatives votes amounted to 408,207,092, representing approximately 55% of the shares outstanding and eligible to vote.

The Company will not be retaining ownership of any of the 19,250,000 AOTS shares it receives as a result of the Share Exchange Agreement. Instead, the Company’s Board of Directors has approved the distribution of these AOTS shares to the Company’s common shareholders upon consummation of the Share Exchange Agreement. Accordingly, on March 27, 2018, the Board authorized the Company to make a pro rata stock distribution to its common shareholders of the 19,250,000 AOTS common shares received by the Company pursuant to the Share Exchange Agreement (the “AOTS Share Distribution”). Pursuant to the AOTS Share Distribution, holders of Company common stock will receive a certain amount of shares of AOTS common stock for each share of Company Common Stock held at the close of business on a record date to be determined by the Board as the record date for the AOTS Stock Dividend (the “Record Date”), at a ratio to be determined by the Board (the “AOTS Share Distribution Ratio”). Consummation of the Share Exchange Agreement is a condition to the AOTS Share Distribution.

The Share Exchange Agreement the Company entered into with AOTS is part of a series of recent transactions by AOTS involving the acquisition of certain assets from various entities in exchange for AOTS common stock (the “AOTS Transactions”). The AOTS Transactions consist of : (1) The Company’s contribution of its wholly-owned TPC and AIC subsidiaries pursuant to the Share Exchange Agreement, (2) A Membership Interest Exchange and Contribution Agreement dated March 16, 2018 between AOTS and Rescom Energy, L.L.C., a Connecticut limited liability company (“Rescom”), as amended, (the “Rescom Agreement”), whereby 100% of Rescom’s membership interests were contributed to AOTS in exchange for 10,000,000 AOTS common shares; (3) A Share Exchange Agreement dated March 23, 2018 between AOTS and Advanced E Lighting, L.L.C., a Connecticut limited liability company (“Advanced”), as amended, (the “Advanced Agreement”) whereby 100% of Advanced’s membership interests were contributed to AOTS in exchange for 6,000,000 AOTS common shares; and (4) A Membership Interest Exchange and Contribution Agreement dated March 23, 2018 between AOTS and TPC Management Co., L.L.C., an Illinois limited company (TPCM”), as amended, (the “TPCM Agreement”) whereby TPC contributed certain intellectual property relating to an online client energy portal (the “Intellectual Property”) to AOTS in exchange for 6,000,000 common shares of AOTS.

3

ABOUT AOTS

AOTS was incorporated in Delaware in 2016. AOTS has no history of material business operations, income, or assets prior to the AOTS Transactions described herein. AOTS’s proposed business model is to implement a merger and acquisitions strategy which seeks to consolidate businesses within the Deregulated and Energy Efficiency Sector, while providing products, services and technology in the energy efficiency markets to customers.

As of March 31, 2018, the common stock of AOTS was beneficially owned as follows:

Investor	Shares (Basic)	Percentage	Shares (Fully Diluted)	Percentage
Westpark Capital Financial Services, LLC (WPCFS)	2,900,000	34.94	2,900,000	18.84
Gerry Martin	5,400,000	65.06	5,400,000	35.07
Total (Basic)	8,300,000	100.00	8,300,000
Common stock Warrants held by WPCFS			7,096,390	46.09
Total (Fully Diluted)			15,396,390	100.00

As a result of AOTS’ acquisition of 100% of the membership interests of Rescom and AER became wholly-owned subsidiaries of AOTS, and at September 30, 2018, Rescom and AER constituted substantially all the assets of AOTS. The unaudited balance sheets of Rescom and AER as of September 30, 2018 prepared by Rescom and AER management, are attached hereto as Exhibit G, and H, respectively.

As of September 30, 2018, AOTS was beneficially owned as follows:

Name	Shares	Percentage
WestPark Financial Services, LLC	4,739,660	20.2
Gerry Martin	2,560,340	10.9
Advanced E Lighting, LLC	6,000,000	25.5
PowerOne Corporation	10,000,000	42.6
Investors	200,000	0.9
Total	23,500,000	100.00

The AOTS shares distributed to the Company’s shareholders as a result of the Share Exchange will be restricted stock, subject to Rule 144 of the Securities Act if 1933, as amended, and accordingly may not be sold or transferred by holders without an exemption from registration or an opinion of counsel of AOTS that such registration is not required.

Richard Rappaport, the CEO of AOTS and is also the CEO and majority shareholder of WestPark Capital and WestPark Capital Financial Services, LLC.

The Company has set forth on Exhibit D hereto, its estimated, forward looking financial projections of AOTS, assuming the consummation of the AOTS Transactions.

ABOUT THE AOTS ACQUIRED COMPANIES

As a result of the AOTS Transactions, the AOTS became the beneficial owner of 100% of Rescom, Advanced, and TPCM. The business of these companies is as follows:

•	Rescom is a Retail Energy Provider licensed in 6 states and 14 service territories focused in the deregulated energy space.
•	Advanced is in the business of providing energy efficiency products and services with a strong focus in the LED lighting space.
•	TPCM provides management services and expertise in the deregulated energy space and has developed intellectual properties that will be utilized for the combined companies of AOTS, Rescom, Advanced and TPCM.

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Certain Risk Factors Related to AOTS

There can be no assurance that the AOTS Transaction will be consummated as set forth in this Schedule 14C.

No managerial control over AOTS.

In the event that the AOTS Transactions are consummated, holders of AOTS shares will collectively have less than a majority of the issued and outstanding shares of AOTS. As a result, such holders of AOTS shares will not be able to exert any material management control over AOTS and will therefore be dependent on AOTS management to make the material business decisions of AOTS. Additionally, individuals holding AOTS shares will also not have any material managerial control of Rescom and Advanced, AOTS’ wholly-owned subsidiaries.

Lack of Liquid Market for AOTS Shares.

AOTS is a privately-held company, the AOTS shares are not registered with the Securities and Exchange Commission and are not publicly-traded on any stock exchange. As such there is currently no liquid market for the AOTS shares.

Restricted nature of AOTS shares.

The AOTS shares have not been registered with the Securities and Exchange Commission. Accordingly, they may not be sold or transferred under the federal securities laws without registration or an exemption from registration.

Need for additional Capital.

AOTS may need to raise additional capital to meet our future business requirements and such capital raising may be costly or difficult to obtain and could dilute AOTS shareholder’s ownership interest.

Privately-held Company Risk.

Small privately held companies like AOTS are inherently risky and may be exposed to market factors beyond their control. If such events were to occur, it may result in a loss of investment for AOTS shareholders.

Dividends.

AOTS does not anticipate dividends to paid on AOTS common stock and investors holding AOTS shares may lose the entire amount of their investment. A dividend has never been declared or paid in cash on our common stock and we do not anticipate such a declaration or payment for the foreseeable future. We expect to use future earnings, if any, to fund business growth. Therefore, stockholders will not receive any funds absent a sale of their shares. We cannot assure stockholders of a positive return on their investment when they sell their shares, nor can we assure that stockholders will not lose the entire amount of their investment.

Speculative Nature of AOTS Shares/Dilution

The AOTS shares are highly speculative, involve a high degree of risk, including risk of substantial, immediate dilution in the future.

5

Business of Premier Holding Corp.

We are an energy services holding company. We provide an array of energy services through our subsidiary companies, E3 and TPC. We provide solutions that enable customers to reduce their energy consumption, lower their operating and maintenance costs, and realize environmental benefits. Our comprehensive set of services includes competitive electricity plans and upgrades to a facility’s energy infrastructure.

We were incorporated in Nevada on October 18, 1971 under the name of Mr. Nevada, Inc., and following the completion of a limited public offering in April 1972, we commenced limited operations which were discontinued in 1990. Thereafter and through 2012, we reorganized and, on several occasions, sought to merge with or acquire certain active private companies or operations, all of which were terminated or resulted in discontinued negotiations. We have been organized as a holding company that provides financial and management expertise, which includes access to capital, financing, legal, insurance, mergers, acquisitions, joint ventures and management strategies to our subsidiaries. Our common stock is quoted on the OTC Markets Group Inc. QB tier (“OTCQB”), under the symbol “PRHL”.

Significant Corporate Events

In August of 2012, we acquired a unique marquee technology for energy efficient lighting, the E-Series controller developed by Active ES. This patented technology provides an upgrade for existing HID lamps for high-bay indoor and outdoor applications. In the fourth quarter of 2012, the Company performed additional research and development to the products from Active ES adding two new products for mass production, the 480- volt version of the controller, suitable for ports and other large facilities, and a 240-volt version of the LiteOwl for Streetlights, vastly increasing the applicable market.

In the first quarter of 2013, we acquired an 80% stake in TPC, a deregulated power broker in Illinois. The clients of TPC have commercial/industrial facilities such as small businesses, warehouses and distribution centers, which are candidates for E3’s products and services.

Presently, we provide an array of energy services through E3 and TPC. The Company provides solutions that enable customers to reduce their energy consumption, lower their operating and maintenance costs, and realize environmental benefits. Our comprehensive set of services includes competitive electricity plans and upgrades to a facility’s energy infrastructure.

In addition to organic growth, we expect that strategic acquisitions of complementary businesses and assets will remain an important part of our growth plan to enable us to broaden our service offerings and expand our geographical reach.

The Market and Competitive Profile

Management believes that the market for energy efficiency will continue to grow, that we will increase penetration in this market, and that revenue will continue to increase over time. Continued fiscal uncertainty has and may continue to contribute to a lengthening of our sales cycle for both municipal and commercial customers.

Due to the long and variable selling cycle for E3 business, the sales, design and implementation process for energy efficiency projects can take from several months to 36 months. Existing and potential customers generally follow extended budgeting and procurement processes, and sometimes must engage in regulatory approval processes. This extended sales process requires the dedication of significant time by sales and management personnel and the use of significant financial resources, with no certainty of success or recovery of related expenses. All of these factors can contribute to fluctuations in quarterly financial performance and increase the likelihood that operating results in any particular quarter may fall below investor expectations.

The ESCO market in the United States is viable and growing due to many driving factors in the current economy. The United States government has recently pushed towards energy conservation and efficiency which has led to substantial market growth in this industry. We are in competition with other more established companies that may be better capitalized and have more established name recognition than we do. There is no assurance that we can compete successfully in this marketplace.

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For the LED Lighting industry, competitors include other resellers, ESCO’s, distributors, as well as manufacturers who sell direct or through agents. These manufacturers include Cree, Sylvania, Phillips, GE, as well as many specialty manufacturers. Resellers of LED lamps abound in the industry both small and large and are usually categorized by their geographic or vertical segmentation, or their specialty (i.e. residential, commercial/industrial, rebate-driven, ornamental, etc.). In addition, providers of other services may also sell LED lamps, such as big box stores, electricians, solar or energy efficiency businesses.

TPC sells power provided by energy suppliers, who may also sell directly. As a result, energy suppliers are both an ally and a potential competitor. Those competing suppliers are allies in that TPC garners its clients by contracting consumers with those same energy suppliers. When TPC presents a client/prospect to one or more of its contracted energy suppliers, that prospect/client is listed and protected as TPC's introduction and client. An example of this "cooperation" is embodied in the largest energy retailer in North America which has over 6 million customers. They are technically TPC's competition because clients can sign up with this supplier without the assistance of TPC. However, TPC generates a substantial portion of its overall revenue by signing on new monthly clients and selling this supplier's many energy offerings. In turn, this supplier counts on TPC’s volume of business.

Many of TPC’s competitors contract with these same suppliers to sell their energy offerings. There are approximately 50 licensed suppliers in Illinois that range from Constellation Energy, which is owned by Exelon, that generates approximately $30 Billion in revenue annually to suppliers such as Agera Energy, LLC with whom TPC has had a sales agreement since their launch. Other competitors include, but are not limited to, AEP Energy, Champion Energy, LLC, ConEdison Solutions, Eligo Energy IL, LLC, Entrust Energy, Green Mountain Energy Company, IDT Energy, Inc., Kona Energy, Liberty Power Holdings LLC, MC Squared Energy Services, LLC, MidAmerican Energy, NextEra Energy Services Illinois, LLC, Nordic Energy Services, Plymouth Rock Energy, LLC and Santanna Energy Services.

Property

We currently lease approximately 5,100 sq. feet of office space on a month to month lease in Tustin, California. The Company believes its office space is sufficient for its current operations. Our telephone number is (949) 260-8070.

Legal Proceedings

We may be involved in legal proceedings in the ordinary course of our business. Although our management cannot predict the ultimate outcome of these legal proceedings with certainty, it believes that the ultimate resolution of our legal proceedings, including any amounts we may be required to pay, will not have a material effect on our consolidated financial statements. Other than disclosed below, we know of no material proceedings in which we or either of our subsidiaries is a party. We may be involved in legal proceedings in the ordinary course of our business. Although our management cannot predict the ultimate outcome of these legal proceedings with certainty, it believes that the ultimate resolution of our legal proceedings, including any amounts we may be required to pay, will not have a material effect on our consolidated financial statements.

1.	Securities and Exchange Commission v. Premier Holding Corporation, et. al. (the “SEC Litigation”).

The SEC Litigation, set in the U.S. District Court for the Central District of California, alleges that:

(1) Premier is liable for violating Section 17(a) of the Securities Act, Sections 10(b), 13(a), 13(b)(2)(A), and 13(b)(2)(b) of the Exchange Act, and Rules 10b-5, 13a-1, 13a-11, and 13a-13 thereunder; and

(2) Randall Letcavage (our CEO and President) is liable for: (i) violating Securities Act Section 17(a) and Exchange Act Section 10(b) and Rule 10b-5 thereunder, Exchange Act Sections 13(a) and 13(b)(5) and Rules 13a-14 and 13b2-1 thereunder; (ii) as a control person under Exchange Act Section 20(a) for Premier’s violations of the Exchange Act; and (iii) under Exchange Act Section 20(e) and Securities Act Section 15 (b) for aiding and abetting Premier’s violations of Securities Act Sections 17(a)(2) and 17(a)(3), Exchange Act Sections 13(a), 13(b)(2)(A), and 13(b)(2)(B), and Rules 13a-1, 13a-11, and 13a-13 thereunder.

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The SEC Litigation seeks permanent injunctions, disgorgement of ill-gotten gains plus prejudgment interest thereon, and civil monetary penalties as to Premier and Letcavage, as well as a penny stock bar and an officer-and-director bar against Mr. Letcavage. The SEC Litigation is currently in the discovery stage, which ends in March of 2019, and is set for trial in June of 2019. The Company and Mr. Letcavage are currently vigorously contesting the SEC Litigation. Settlement discussions to date have not been productive. At this time, an estimate of the outcome of this matter cannot be determined.

2.	Shao Shu Zhang, et al. v. Premier Holding Corporation, et al., Case No. BC709673

(1) On June 18, 2018, Shao Shu Zhang and others filed a complaint against Premier Holding Corporation and others in the Los Angeles Superior Court.

(2) Premier Holding Corporation filed a general denial to the complaint on October 26, 2018.

(3) This litigation will be vigorously contested by Premier Holding Corporation.

(4) It is currently too early in the litigation to evaluate the likelihood of an unfavorable outcome or any estimate of the amount or range of potential loss.

3.	Patricia Guevara v. Premier Holding Corporation, et al., Unfiled action

(1) This threatened litigation is for various alleged employment violations.

(2) A complaint has not been filed to date, but Ms. Guevara’s attorney has threated to file a complaint.

(3) In the event a complaint is filed, the litigation would be vigorously contested by Premier Holding Corporation.

(4) It is currently too early in the threatened litigation to evaluate the likelihood of whether the complaint will be filed and, if it is filed, whether there would be an unfavorable outcome or any estimate of the amount or range of potential loss.

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RISK FACTORS

Risks Related to Our Company

There is substantial doubt about our ability to continue as a going concern.

We have not generated any profit from combined operations since our inception. We expect that our operating expenses will increase over the next twelve months to continue our development activities. Based on our average monthly expenses and current burn rate, we estimate that our cash on hand as of December 31, 2017 was not enough to sufficiently support our operation for the next year. This amount could increase if we encounter difficulties that we cannot anticipate at this time or if we acquire other businesses. As of the date of this filing, we had cash and cash equivalents of approximately $200,000. We do not expect to raise capital through debt financing from traditional lending sources since we are not currently generating a profit from operations. Therefore, we only expect to raise money through equity financing via the sale of our common stock or equity-linked securities such as convertible debt. If we cannot raise the money that we need in order to continue to operate our business beyond the period indicated above, we will be forced to delay, scale back or eliminate some or all of our proposed operations. If any of these were to occur, there is a substantial risk that our business would fail. If we are unsuccessful in raising additional financing, we may need to curtail, discontinue or cease operations.

We have limited operating history with our subsidiaries, and as a result, we may experience losses and cannot assure you that we will be profitable.

Our operations are subject to all of the risks inherent with growing a business enterprise. In addition, E3 and TPC are not profitable. Accordingly, the likelihood of our success must be considered in the light of the problems, expenses, difficulties, complications, and delays frequently encountered in connection with the expansion of a business and the relatively competitive environment in which we operate. Unanticipated delays, expenses and other problems such as setbacks in product development, product manufacturing, and market acceptance are frequently encountered in establishing a new business such as ours. There can be no assurance that the Company will be successful in addressing such risks, and any failure to do so could have a material adverse effect on the Company's business, results of operations and financial condition.

Because of our limited operating history, we have limited historical financial data on which to base planned operating expenses. Accordingly, our expense levels, which are, to a large extent, variable, will be based in part on our expectations of future revenues. As a result of the variable nature of many of our expenses, we may be unable to adjust spending in a timely manner to compensate for any unexpected delays in the development and marketing of our products or any subsequent revenue shortfall. Any such delays or shortfalls will have an immediate adverse impact on our business, operating results and financial condition.

The Company has not achieved profitability on a quarterly or annual basis to date. To the extent that net revenue does not grow at anticipated rates or that increases in its operating expenses precede or are not subsequently followed by commensurate increases in net revenue, or that the Company is unable to adjust operating expense levels accordingly, the Company's business, results of operations and financial condition will be materially and adversely affected. There can be no assurance that the Company's operating losses will not increase in the future or that the Company will ever achieve or sustain profitability.

No Assurance of Revenues.

There can be no assurance that our proposed operations will result in sufficient revenues to enable us to operate at profitable levels or to generate positive cash flow. As a result of our limited operating history and the nature of the markets in which we compete, we may not be able to accurately predict our revenues. Any failure by us to accurately make such predictions could have a material adverse effect on our business, results of operations and financial condition. Further, our current and future expense levels are based largely on our investment plans and estimates of future revenues. We expect operating results to fluctuate significantly in the future as a result of a variety of factors, many of which are outside of our control. Factors that may adversely affect our operating results include, among others, demand for our products, the budgeting cycles of potential customers, lack of enforcement of or changes in governmental regulations or laws, the amount and timing of capital expenditures and other costs relating to the expansion of our operations, the introduction of new or enhanced products and services by us or our competitors, the timing and number of new hires, changes in our pricing policy or those of our competitors, the mix of products, increases in the cost of raw materials, technical difficulties with the products, incurrence of costs relating to future acquisitions, general economic conditions, and market acceptance of our products. As a strategic response to changes in the competitive environment, we may, from time to time, make certain pricing, service or marketing decisions or business combinations that could have a material adverse effect on our business, results of operations and financial condition. Any seasonality is likely to cause quarterly fluctuations in our operating results, and there can be no assurance that such patterns will not have a material adverse effect on our business, results of operations and financial condition. We may be unable to adjust spending in a timely manner to compensate for any unexpected revenue shortfall.

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We need to raise additional funds in the future that may not be available on acceptable terms or at all.

We need to raise capital to sustain our operations. We may consider issuing additional debt or equity securities in the future to fund our business plan, for potential acquisitions or investments, or for general corporate purposes. If we issue equity or convertible debt securities to raise additional funds, our existing stockholders may experience dilution, and the new equity or debt securities may have rights, preferences and privileges senior to those of our existing stockholders. If we incur additional debt, it may increase our leverage relative to our earnings or to our equity capitalization, requiring us to pay additional interest expenses. We may not be able to obtain financing on favorable terms, or at all, in which case, we may not be able to develop or enhance our products, execute our business plan, take advantage of future opportunities or respond to competitive pressures.

Our margins fluctuate which leads to further uncertainty in our profitability model.

While we have the potential to negotiate prices that benefit our clients and affect our profitability as we seek to gain market-share and increase our book of business, margins in the energy business are fluid, and our margins vary based upon the supplier and the customer. This will lead to continued uncertainty in margins from quarter to quarter.

If demand for energy efficiency does not develop as expected, our projected revenues and profits will be affected.

Our future profits are influenced by many factors, including economics, and will be predicated on a stable and/or growing market and consumption of energy efficiency solutions and products. We believe, and our growth expectations assume, that the market for energy efficiency will continue to grow, that we will increase our penetration of this market and that our anticipated revenue from selling into this market will continue to increase. If our expectations as to the size of this market and our ability to sell our products and services in this market are not correct, our revenue may not materialize, and our business will be harmed.

Projects generally require significant capital, for which financing may not be available.

Our projects are occasionally financed by third parties. The costs of these projects to our customers are costly. For our energy efficiency projects, we often assist our customers in arranging third party financing. If we or our customers are unable to raise funds on acceptable terms when needed, we may be unable to secure customer contracts, the size of contracts we do obtain may be smaller, or we could be required to delay the development and construction of projects, reduce the scope of those projects or otherwise restrict our operations. Any inability by us or our customers to raise the funds necessary to finance our projects could materially harm our business, financial condition and operating results.

Operating results may fluctuate and may fall below expectations in any fiscal quarter.

Our operating results are difficult to predict and are expected to fluctuate from quarter to quarter due to a variety of factors, many of which are outside of our control. As a result, comparing our operating results on a period-to-period basis may not be meaningful, and you should not rely on our past results or future predictions prepared by the Company as an indication of our future performance. If our revenue or operating results fall in any period, the value of our common stock would likely decline.

Factors that may cause our operating results to fluctuate include:

•	our ability to arrange financing for projects;
•	our ability to acquire products to resell to our customers;
•	changes in federal, state and local government policies and programs related to, or a reduction in governmental support for, energy efficiency and deregulation, including rebates and tax incentives;
•	the timing of work we do on projects where we recognize revenue on a percentage of completion basis;
•	seasonality in demand for our products and services; poor weather inhibiting door-to-door sales;
•	a customer’s decision to delay our work, on or other risks involved with, a particular project;
•	availability and costs of labor and equipment;
•	the addition of new customers or the loss of existing customers;
•	the size and scale of new customer projects;

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•	the availability of bonding for our projects;
•	our ability to control costs, including operating expenses;
•	changes in the mix of our products and services;
•	the rates at which customers renew their deregulated power contracts with us;
•	the length of our sales cycle;
•	the productivity and growth of our sales force;
•	the timing of opening of new offices or making other significant investments in the growth of our business, as the revenue we hope to generate from those expenses often lags several quarters behind those expenses;
•	changes in pricing by us or our competitors, or the need to provide discounts to win business;
•	costs related to the acquisition and integration of companies or assets;
•	general economic trends, including changes in energy efficiency spending or geopolitical events such as war or incidents of terrorism; and
•	future accounting pronouncements and changes in accounting policies.

A decline in fiscal health could reduce demand for energy efficiency projects.

A significant decline in the fiscal health of federal, state or provincial and local governments impacts our customer base. We view these entities as potential customers and a decline in their fiscal health may make it difficult for them to enter into contracts for our services or to obtain financing necessary to fund such contracts.

Our business is at risk if we lose key personnel or we are unable to attract and integrate additional skills personnel.

The success of our business depends in large part on the skill of our personnel. Accordingly, it is critical that we maintain, and continue to build, a highly-experienced management team and specialized workforce, including engineers, experts in project management and business development, and sales professionals. Competition for personnel, particularly those with expertise in the energy services industries, is high, and identifying candidates with the appropriate qualifications can be difficult. We may not be able to hire the necessary personnel to implement our business strategy given our anticipated hiring needs, or we may need to provide higher compensation or more training to our personnel than we currently anticipate.

In the event, we are unable to attract, hire and retain the requisite personnel and subcontractors, we may experience delays in completing projects in accordance with project schedules and budgets, which may have an adverse effect on our financial results, harm our reputation and cause us to curtail our pursuit of new projects. Further, any increase in demand for personnel and specialty subcontractors may result in higher costs, causing us to exceed the budget on a project, which in turn may have an adverse effect on our business, financial condition and operating results and harm our relationships with our customers.

Our future success is particularly dependent on the vision, skills, experience and effort of our senior management team, including our executive officers and our president and chief executive officer. If we were to lose the services of any of our executive officers or key employees, our ability to effectively manage our operations and implement our strategy could be harmed and our business may suffer.

We operate in a highly competitive industry and competitors may compete more effectively.

Both the deregulation and the energy efficiency industries are highly competitive, with many companies of varying size and business models, many of which have their own proprietary technologies, competing for the same business as we do. Many of our competitors have longer operating histories and greater resources than us, and could focus their substantial financial resources to develop a competing business model, develop products or services that are more attractive to potential customers than what we offer or convince our potential customers that they require financing arrangements that would be impractical for smaller companies to offer. Our competitors may also offer energy efficiency solutions at prices below cost and/or devote significant sales forces to competing with us or attempt to recruit our key personnel by increasing compensation, any of which could improve their competitive positions. Any of these competitive factors could make it more difficult for us to attract and retain customers; cause us to lower our prices in order to compete, and reduce our market share and revenue, any of which could have a material adverse effect on our financial condition and operating results. We can provide no assurance that we will continue to effectively compete against our current competitors or additional companies that may enter our markets.

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In addition, we may also face competition based on technological developments that reduce demand for electricity, increase power supplies through existing infrastructure or that otherwise compete with our products and services. We also expect to encounter competition in the form of potential customers electing to develop solutions or perform services internally rather than engaging an outside provider such as us.

We may be unable to manage our growth effectively.

We expect our business and operations to expand rapidly and we anticipate that further expansion of our organization and operations will be required to achieve our expectations for future growth. In order to manage our expanding operations, we will also need to improve our management, operational and financial controls and our reporting systems and procedures. All of these measures will require significant expenditures and will demand the attention of management. If we do not continue to enhance our management personnel and our operational and financial systems and controls in response to growth in our business, we could experience operating inefficiencies that could impair our competitive position and could increase our costs more than we had planned. If we are unable to manage growth effectively, our business, financial condition and operating results could be adversely affected.

We face a long and variable selling cycle that requires significant resource commitments for energy efficiency.

The sales, design and implementation process for energy efficient projects typically takes from 6 to 36 months, with sales to government and housing authority customers tending to require the longest sales processes. Our potential customers are expected to have extended budgeting and procurement processes, and sometimes must engage in regulatory approval processes, related to our services. Most of our potential customers issue a request for proposal, or RFP, as part of their consideration. In preparation for responding to an RFP, we intend to conduct a preliminary audit of the customer’s needs and the opportunity to reduce its energy costs. In addition, we or the customer typically need to obtain financing for the project. This extended sales process requires the dedication of significant time by our sales and management personnel and our use of significant financial resources, with no certainty of success or recovery of our related expenses. A potential customer may go through the entire sales process and not accept our proposal. All of these factors can contribute to fluctuations in our quarterly financial performance and increase the likelihood that our operating results in a particular quarter will fall below expectations. These factors could also adversely affect our business, financial condition and operating results due to increased spending by us that is not offset by increased revenue.

We plan to expand our business, in part, through future acquisitions.

Historically, acquisitions have been a significant part of our growth strategy. We plan to continue to acquire companies or assets to expand our project skill-sets and capabilities, expand our geographic markets, add experienced management and increase our product and service offerings. However, we may be unable to implement this growth strategy if we cannot identify suitable acquisition candidates, reach agreement with acquisition targets on acceptable terms or arrange required financing for acquisitions on acceptable terms. In addition, the time and effort involved in attempting to identify acquisition candidates and consummate acquisitions may divert members of our management from the operations of our company.

Any future acquisitions could disrupt business.

If we are successful in consummating acquisitions, those acquisitions could subject us to a number of risks, including:

•	the purchase price we pay could significantly deplete our cash reserves or result in dilution to our existing stockholders;
•	we may find that the acquired company or assets do not improve our customer offerings or market position as planned;
•	we may have difficulty integrating the operations and personnel of the acquired company;
•	key personnel and customers of the acquired company may terminate their relationships with the acquired company as a result of the acquisition;
•	we may experience additional financial and accounting challenges and complexities in areas such as tax planning and financial reporting;
•	we may assume or be held liable for risks and liabilities as a result of our acquisitions, some of which we may not discover during our due diligence or adequately adjust for in our acquisition arrangements;
•	we may incur one-time write-offs or restructuring charges in connection with the acquisition;
•	we may acquire goodwill and other intangible assets that are subject to amortization or impairment tests, which could result in future charges to earnings; and
•	we may not be able to realize the cost savings or other financial benefits we anticipated.

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These factors could have a material adverse effect on our business, financial condition and operating results.

We may incur a variety of costs to engage in future acquisitions of companies, products or technologies, and the anticipated benefits of those acquisitions may never be realized.

As a part of our business strategy, we may make acquisitions of, or significant investments in, complementary companies, products or technologies, although no acquisitions or investments are currently pending. Any future acquisitions would be accompanied by risks such as:

•	difficulties in assimilating the operations and personnel of acquired companies;
•	diversion of our management’s attention from ongoing business concerns;
•	our potential inability to maximize our financial and strategic position through the successful incorporation of acquired technology and rights into our products and services;
•	additional expense associated with amortization of acquired assets;
•	charges at the time of acquisitions related to the expensing of in process research and development;
•	the exposure to additional debt to fund an acquisition;
•	dilution to existing shareholders should the Company raise additional equity;
•	maintenance of uniform standards, controls, procedures and policies; and
•	impairment of existing relationships with employees, suppliers and customers as a result of the integration of new management personnel.

We cannot guarantee that we will be able to successfully integrate any business, products, technologies or personnel that we might acquire in the future, and our failure to do so could have a material adverse effect on our business, financial condition and operational results.

We may be subject to liability claims for damages and other expenses not covered by insurance that could reduce our earnings and cash flows.

Our business, profitability and growth prospects could suffer if we pay damages or defense costs in connection with a liability claim that is outside the scope of any applicable insurance coverage. We intend to maintain, but do not yet have, general and product liability insurance. There is no assurance that we will be able to obtain insurance in amounts, or for a price, that will permit our Company to purchase desired amounts of insurance. Additionally, if our costs of insurance and claims increase, then our earnings could decline. Further, market rates for insurance premiums and deductibles have been steadily increasing, which may prevent us from being adequately insured. A product liability or negligence action in excess of insurance coverage could harm our profitability and liquidity.

Insurance and contractual protections may not always cover lost revenue.

We possess insurance, warranties from suppliers, and our subcontractors make contractual obligations to meet certain performance levels, and we also attempt, where feasible, to pass risks we cannot control to our customers, the proceeds of such insurance, warranties, performance guarantees or risk sharing arrangements may not be adequate to cover lost revenue, increased expenses or liquidated damages payments that may be required in the future.

We intend to obtain comprehensive insurance, including liability, fire, and extended coverage. Certain losses of a catastrophic nature such as from floods, tornadoes, thunderstorms and earthquakes are uninsurable or not economically insurable. Such “Acts of God,” work stoppages, regulatory actions or other causes, could interrupt operations and adversely affect our business.

We rely on outside consultants, employees, manufacturers and suppliers.

We will rely on the experience of outside consultants, employees, manufacturers and suppliers. In the event that one or more of these consultants or employees terminates employment with the Company, or becomes unavailable, suitable replacements will need to be retained and there is no assurance that such employees or consultants could be identified under conditions favorable to us.

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We rely on strategic relationships to promote our products.

We rely on strategic partnerships with outside companies and individuals to promote and supply certain of our products and services, thus making the future success of our business particularly contingent on the efforts of other parties. An important part of our strategy is to promote acceptance of our products through technology and product alliances with certain distributors who we feel could assist us with our promotion strategies. Our dependence on outside distributors, however, raises potential risks with respect to the future success of our business. Our success is dependent on the successful completion and commercial deployment of our products and services and on the future commitment of our distributors to our products and technology.

We rely on our suppliers.

We will rely on key vendors and suppliers to provide power, as well as high quality products and services on a consistent basis. We outside assembly facilities and contract manufacturers to produce quantities of materials these include, manufacturing facilities, warehouses, shippers, testing facilities and other critical vendor partners. Our future success is contingent on the efforts and performance of these suppliers. Although in the past we have obtained adequate quantities of raw materials and finished product on acceptable terms to meet our requirements, we may have difficulty in locating or using alternative resources should supply problems arise with the current suppliers. An interruption or reduction in the source of supply of any of the component materials, or an unanticipated increase in vendor prices, could materially affect our operating results and damage customer relationships as well as our business.

Our business is subject to commodity price risk.

Our cost to serve our retail energy customers is exposed to fluctuations in commodity prices. Although we enter into commodity derivative instruments with our suppliers to manage the commodity price risks, we are exposed to commodity price risk where estimated customer requirements do not match actual customer requirements or where we are not able to exactly purchase the estimated customer requirements. In such cases, we may suffer a loss if we are required to sell excess supply in the spot market (compared to weighted average cost of supply) or to purchase additional supply in the spot market. Such losses could have a material adverse impact on our operating results, cash flow and liquidity.

A key risk to our business model is a sudden and significant drop in the commodity market price resulting in increase in customer churn, regulatory pressure and resistance on enforcement of liquidation damages and enactment of provisions to reset the customer price to current market price levels, which could have significant impact on our business.

If we fail to protect our intellectual property, our planned business could be adversely affected.

Despite our efforts to protect our proprietary rights, unauthorized parties may attempt to copy aspects of our products or obtain and use information that we regard as proprietary. Unauthorized use of our proprietary technology could harm our business. Litigation to protect our intellectual property rights can be costly and time-consuming to prosecute, and there can be no assurance that we will have the financial or other resources necessary to enforce or defend a patent infringement or proprietary rights violation action.

There has been substantial litigation regarding patent and other intellectual property rights in the energy device industry generally. From time to time, we may be forced to defend ourselves against other claims and legal actions alleging infringement of the intellectual property rights of others. Adverse determinations in any such litigation could subject us to significant liabilities, which could have a material adverse effect on us. Third parties could also obtain patents that may require us to either redesign products or obtain a license. If we are unable to redesign products or are unable to obtain a license, our business and financial condition would be adversely affected.

Although we perform investigations of the intellectual property of third parties, we cannot be certain that we have not infringed the intellectual property rights of such third parties. Any such infringement or misappropriation claim could result in significant costs, substantial damages, and our inability to operate our business. We also could be forced to obtain licenses from third parties or to develop a non-infringing alternative, which could be costly and time-consuming. A court could also order us to pay compensatory damages for such infringement, plus prejudgment interest, and could, in addition, treble the compensatory damages and award attorney fees. These damages could be substantial and could harm our reputation, business, financial condition, and operating results.

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Because intellectual property litigation can be costly and time consuming, our intellectual property litigation expenses could be significant, even if we are successful in defending our intellectual property rights. Even invalid claims alone could materially adversely affect our financial condition.

We may be subject to lawsuits related to products we purchase from our suppliers or the services performed by our providers.

In the future, we may be a party to, or may be otherwise responsible for, pending or threatened lawsuits or other claims related to products we purchase from our approved manufacturers and suppliers. We intend to require our approved providers to have product liability insurance, but there can be no assurance that such product liability insurance will be sufficient to protect us against potential liability. Additionally, there is no certainty that we will not be named in an action for product liability. Such cases and claims may raise difficult and complex factual and legal issues and may be subject to many uncertainties and complexities, including, but not limited to, the facts and circumstances of each particular case or claim, the jurisdiction in which each suit is brought, and differences in applicable law. Upon resolution of any pending legal matters or other claims, we may incur charges in excess of established reserves. Product liability lawsuits and claims, safety alerts or product recalls in the future, regardless of their ultimate outcome, could have a material adverse effect on our business and reputation and on our ability to attract and retain customers and joint venture partners. Our business, profitability and growth prospects could suffer if we face such negative publicity.

Certain Risk Factors Related to AOTS

 There can be no assurance that the AOTS Transaction will be consummated as set forth in this Schedule 14C.

No managerial control over AOTS.

In the event that the AOTS Transactions are consummated, holders of AOTS shares will collectively have less than a majority of the issued and outstanding shares of AOTS. As a result, such holders of AOTS shares will not be able to exert any material management control over AOTS, and will therefore be dependent on AOTS management to make the material business decisions of AOTS. Additionally, individuals holding AOTS shares will also not have any material managerial control of Rescom and Advanced, AOTS’ wholly-owned subsidiaries.

Lack of Liquid Market for AOTS Shares.

AOTS is a privately-held company, the AOTS shares are not registered with the Securities and Exchange Commission, and are not publicly-traded on any stock exchange. As such there is currently no liquid market for the AOTS shares.

Restricted nature of AOTS shares.

The AOTS shares have not been registered with the Securities and Exchange Commission. Accordingly, they may not be sold or transferred under the federal securities laws without registration or an exemption from registration.

Need for additional Capital.

AOTS may need to raise additional capital to meet our future business requirements and such capital raising may be costly or difficult to obtain and could dilute AOTS shareholder’s ownership interest.

Privately-held Company Risk.

Small privately held companies like AOTS are inherently risky and may be exposed to market factors beyond their control. If such events were to occur, it may result in a loss of investment for AOTS shareholders.

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Dividends.

AOTS does not anticipate dividends to paid on AOTS common stock and investors holding AOTS shares may lose the entire amount of their investment.

A dividend has never been declared or paid in cash on our common stock and we do not anticipate such a declaration or payment for the foreseeable future. We expect to use future earnings, if any, to fund business growth. Therefore, stockholders will not receive any funds absent a sale of their shares. We cannot assure stockholders of a positive return on their investment when they sell their shares nor can we assure that stockholders will not lose the entire amount of their investment.

Speculative Nature of AOTS Shares/Dilution

The AOTS shares are highly speculative, involve a high degree of risk, including risk of substantial, immediate dilution in the future.

Risks Related to E3's Business

Availability of quality products in a timely manner could cause delays in delivery and completion.

Our success depends on our ability to provide services and complete projects in a timely manner, which in part depends on the ability of third parties to provide us with timely and reliable services and products, such as, lighting and other complex components. In providing our services and completing our projects, we rely on products that meet our design specifications and components manufactured and supplied by third parties, as well as on services performed by subcontractors.

We will rely on subcontractors to perform substantially all of the installation work related to our projects. We intend to continue to establish relationships with subcontractors that we believe to be reliable and capable of producing satisfactory results. If any of our contractors or subcontractors are unable to provide services that meet or exceed our customers’ expectations or satisfy our contractual commitments, our reputation, business and operating results could be harmed.

The warranties provided by our third-party suppliers and subcontractors may limit any direct harm we might experience as a result of our relying on their products and services. However, there can be no assurance that a supplier or subcontractor will be willing or able to fulfill its contractual obligations and make necessary repairs or replace equipment. In addition, these warranties generally expire within one to five years or may be of limited scope or provide limited remedies. If we are unable to avail ourselves of warranty protection, we may incur liability to our customers or additional costs related to the affected products and components, including replacement and installation costs, which could have a material adverse effect on our business, financial condition and operating results.

Moreover, any delays, malfunctions, inefficiencies or interruptions in these products or services - even if covered by warranties - could adversely affect the quality and performance of our solutions. This could cause us to experience difficulty retaining customers and attracting new customers, and could harm our brand, reputation and growth. In addition, any significant interruption or delay by our suppliers in the manufacture or delivery of products or services on which we depend could require us to expend considerable time, effort and expense to establish alternate sources for such products and services.

Risks Related to Our Products

We face a risk of defective products and, as a result, a damaged reputation.

If any of our products contain defects, or have reliability, quality or compatibility problems, our reputation could be damaged significantly, and customers might be reluctant to use our products, which could result in the loss of revenues. We may have to invest significant capital and other resources to correct these problems. Such expenditures to correct defects and the effect on our reputation could have a material adverse effect on the business, financial condition and results of operations.

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We face the risk of product liability claims and uninsured losses.

We face an inherent business risk of exposure to product liability claims in the event that the use of our technology or products is alleged to have resulted in adverse effects. To date, no claim for damages has been asserted against us. There can be no assurance that liability claims will not exceed the coverage limits of any policies purchased by us or that such insurance will continue to be available on commercially reasonable terms or at all. If we do not or cannot maintain sufficient liability insurance, its ability to operate may be significantly impaired. In addition, liability claims could have a material adverse effect on our business, financial condition and results of operations.

It is incumbent upon us to keep up with technological change so that our products can maintain their demand in the marketplace.

There can be no assurance that our competitors will not succeed in developing or marketing products or technologies that are more effective and/or less costly and which render our products obsolete or non-competitive. In addition, new technologies and procedures could be developed that replace or reduce the value of our products. Our success will depend in part on our ability to respond quickly to technological changes through the development and introduction of new products and to successfully market these products. There can be no assurance that new product development efforts will result in any commercially successful products. A failure to develop and successfully market new products could have a material adverse effect on our business, financial condition and results of operations.

Risks Related to TPC’s Business

We face the risk that deregulation could be repealed.

If the federal government and/or any individual state decided to repeal deregulation, we would have to rely entirely on our energy efficiency sales in order to generate revenue.

Our business, in part, depends on federal, state, and local government support for deregulation and energy efficiency.

Deregulated power is currently adopted by sixteen states, twelve of which have attractive deregulation programs, with the intent that many more states will adopt some form of deregulation by the year 2020. TPC depends on this continued deregulation. This may not occur or be delayed, affecting our long-term growth. We will depend in part on government legislation and policies that support energy efficiency and renewable energy projects that enhance the economic feasibility of our energy efficiency services and small-scale renewable energy projects. The U.S. and Canadian federal governments and several of the states and provinces in which we will operate support our potential customers’ investments in energy efficiency and renewable energy through legislation and regulations that authorize and regulate the manner in which certain governmental entities are expected to do business with us, encourage or subsidize governmental procurement of our services, provide regulatory, tax and other incentives to others to procure our services and provide us with tax and other incentives that reduce our costs or increase our revenue.

We are subject to government regulations at both the state and federal levels, including the Federal Energy Regulatory Commission (“FERC”) and individual states’ Public Utilities Commission (“PUC”) for a substantial level of rates and services that we provide. The FERC regulates certain activities of public utilities. The scope of the jurisdiction of the FERC under the FPA encompasses review and approval of (i) rates charged by public utilities for wholesale sales of electricity; (ii) issuances of securities and assumption of liabilities by public utilities; (iii) interstate transmission of electricity; (iv) certain dispositions of assets; and (v) interlocking directorships between public utilities and certain interested parties. The various state PUC’s will regulate the rates that can be charged for such services or distributions, ancillary services and other retail power services, and will determine the terms under which we can compete with the investor owned utilities and other energy service providers. There is no certain assurance that the regulations promulgated by FERC and/or state PUCs will act to our benefit.

Our business is affected by seasonal trends that could affect operating results.

Seasonal weather could inhibit the ability of door-to-door sales staff from selling deregulated power. Also, we are subject to seasonal fluctuations and construction cycles, particularly in climates that experience colder weather during the winter months, such as the northern United States and Canada, or at educational institutions, where large projects are typically carried out during summer months when their facilities are unoccupied. In addition, government customers, many of which have fiscal years that do not coincide with ours, typically follow annual procurement cycles and appropriate funds on a fiscal-year basis even though contract performance may take more than one year. Further, government contracting cycles can be affected by the timing of, and delays in, the legislative process related to government programs and incentives that help drive demand for energy efficiency projects. As a result of such fluctuations, we may occasionally experience declines in revenue or earnings as compared to the immediately preceding quarter, and comparisons of our operating results on a period-to-period basis may not be meaningful.

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Risks Relating to Our Common Stock

If we issue additional shares in the future, it will result in the dilution of our existing stockholders.

Our articles of incorporation authorize the issuance of up to 450,000,000 shares of our common stock and 50,000,000 shares of our preferred stock, each with a par value of $0.0001 per share. Our board of directors may choose to issue some or all of such shares to acquire one or more companies or products and to fund our overhead and general operating requirements. The issuance of any such shares will reduce the book value per share and may contribute to a reduction in the market price of the outstanding shares of our common stock. If we issue any such additional shares, such issuance will reduce the proportionate ownership and voting power of all current stockholders. Further, such issuance may result in a change of control of our company.

Trading of our stock is restricted by the Securities Exchange Commission’s penny stock regulations, which may limit a stockholder’s ability to buy and sell our common stock.

The Securities and Exchange Commission has adopted regulations which generally define “penny stock” to be any equity security that has a market price (as defined) less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. Our securities are covered by the penny stock rules, which impose additional sales practice requirements on broker-dealers who sell to persons other than established customers and “accredited investors”. The term “accredited investor” refers generally to institutions with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document in a form prepared by the Securities and Exchange Commission, which provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction and monthly account statements showing the market value of each penny stock held in the customer’s account. The bid and offer quotations, and the broker-dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer’s confirmation. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from these rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the stock that is subject to these penny stock rules. Consequently, these penny stock rules may affect the ability of broker-dealers to trade our securities. We believe that the penny stock rules discourage investor interest in and limit the marketability of our common stock.

FINRA sales practice requirements may also limit a stockholder’s ability to buy and sell our stock.

In addition to the “penny stock” rules described above, the Financial Industry Regulatory Authority (“FINRA”) has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low-priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, FINRA believes that there is a high probability that speculative low-priced securities will not be suitable for at least some customers. FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock and have an adverse effect on the market for our stock.

Our common stock is illiquid and the price of our common stock may be negatively impacted by factors that are unrelated to our operations.

Although our common stock is currently listed for quotation on the OTCQB, there is no active trading market for our common stock. Even if a more active market is established, trading through the OTCQB is frequently thin and highly volatile. There is no assurance that a sufficient market will develop in our stock, in which case it could be difficult for stockholders to sell their stock. The market price of our common stock could fluctuate substantially due to a variety of factors, including market perception of our ability to achieve our planned growth, quarterly operating results of our competitors, trading volume in our common stock, changes in general conditions in the economy and the financial markets or other developments affecting our competitors or us. In addition, the stock market is subject to extreme price and volume fluctuations. This volatility has had a significant effect on the market price of securities issued by many companies for reasons unrelated to their operating performance and could have the same effect on our common stock.

We do not intend to pay dividends on any investment in the shares of stock of our company.

We have never paid any cash dividends, and currently do not intend to pay any dividends for the foreseeable future. Because we do not intend to declare dividends, any gain on an investment in our company will need to come through an increase in the stock’s price. This may never happen, and investors may lose all of their investment in our company.

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Financial Statements

See financial statements attached hereto at Exhibit F & G.

Management’s Discussion and Analysis - Premier

This Management’s Discussion and Analysis of Financial Condition and Results of Operations and other portions of this report contain forward-looking information that involve risks and uncertainties. The Company’s actual results could differ materially from those anticipated by the forward-looking information. Factors that may cause such differences include, but are not limited to, availability and cost of financial resources, product demand, market acceptance and other factors discussed in this report under the heading “Risk Factors.” This Management’s Discussion and Analysis of Financial Condition and Results of Operations should be read in conjunction with the Company’s financial statements and the related notes included elsewhere in this report.

Overview & Corporate Background

We are an energy services holding company. We provide an array of energy services through our subsidiary companies, E3 and TPC. We provide solutions that enable customers to reduce their energy consumption, lower their operating and maintenance costs, and realize environmental benefits. Our comprehensive set of services includes competitive electricity plans and upgrades to a facility’s energy infrastructure.

We were incorporated in Nevada on October 18, 1971 under the name of Mr. Nevada, Inc., and following the completion of a limited public offering in April 1972, we commenced limited operations which were discontinued in 1990. Thereafter and through 2012, we reorganized and, on several occasions, sought to merge with or acquire certain active private companies or operations, all of which were terminated or resulted in discontinued negotiations. We have been organized as a holding company that provides financial and management expertise, which includes access to capital, financing, legal, insurance, mergers, acquisitions, joint ventures and management strategies to our subsidiaries. Our common stock is quoted on the OTC Markets Group Inc. QB tier (“OTCQB”), under the symbol “PRHL”.

In August of 2012, we acquired a unique marquee technology for energy efficient lighting, the E-Series controller developed by Active ES. This patented technology provides an upgrade for existing HID lamps for high-bay indoor and outdoor applications. In the fourth quarter of 2012, the Company performed additional research and development to the products from Active ES adding two new products for mass production, the 480- volt version of the controller, suitable for ports and other large facilities, and a 240-volt version of the LiteOwl for Streetlights, vastly increasing the applicable market.

In the first quarter of 2013, we acquired an 80% stake in TPC, a deregulated power broker in Illinois. The clients of TPC have commercial/industrial facilities such as small businesses, warehouses and distribution centers, which are candidates for E3’s products and services.

Presently, we provide an array of energy services through E3 and TPC. The Company provides solutions that enable customers to reduce their energy consumption, lower their operating and maintenance costs, and realize environmental benefits. Our comprehensive set of services includes competitive electricity plans and upgrades to a facility’s energy infrastructure.

In addition to organic growth, we expect that strategic acquisitions of complementary businesses and assets will remain an important part of our growth plan to enable us to broaden our service offerings and expand our geographical reach.

Executive Summary

Comparison of the Year Ended December 31, 2017 to the Year Ended December 31, 2016

Revenue

For the years ended December 31, 2017 and 2016, our total revenues were $2,703,683 and $4,792,471, respectively. The decrease in revenue for the year ended December 31, 2017, compared to the year ended December 31, 2016 is due primarily to a reduction in residential revenue at TPC, which was due primarily to the sales agent attrition of approximately 25% of the door-to-door sales force. The average number of agents in the field fell from 80 in October of 2016 to 60 in October 2017. The drop in the number of agents was due primarily to an outside sales organization who recruited these agents. Since then, TPC has settled a suit that TPC initiated against this firm in which, along with a monetary penalty, the firm agreed to not solicit TPC agents in the future. TPC is actively recruiting to replace this sales force. Also, sales were impacted due to the transitioning of resources to call center and online residential sales in preparation for transitioning to selling our own alternative supplier.

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The following table sets forth the comparison of the operations data for the year ended December 31, 2017 and 2016 and should be read in conjunction with our consolidated financial statements and the related notes for the year ended December 31, 2017 which appearing elsewhere in this document.

Expenses

The Company’s expenses for the years ended December 31, 2017 and 2016 are summarized as follows:

	Year Ended December 31, (in thousands)
	2017	2016
Revenues	$2,704	$4,792
Cost of revenues	27	419
Gross profit	2,677	4,373
Selling, general and administrative expenses	9,317	9,076
Impairment loss - goodwill	4,000	–
Other expense (income)	(34)	1,108
Loss before income taxes, non-controlling interest and discontinued operations	$(10,606)	$(5,811)

The decrease in cost of revenues for the year ended December 31, 2017, compared to the year ended December 31, 2016 is due to a reduction in product revenue from our E3 subsidiary. The increase in selling, general and administrative expenses for the year ended December 31, 2017, compared to the year ended December 31, 2016, is due primarily to an increase in stock-based compensation paid to consultants for services during the first quarter of 2017. These services included advisory services related to strategic planning, equity and debt financings, financial restructuring and assisting the Company in obtaining qualified persons to serve as senior management and directors.

The impairment loss related to goodwill during the year ended December 31, 2017 is a result of management’s determination of impairment of the goodwill related to its 2013 acquisition of TPC. We used a blend of the discounted cash flow method and the guideline company transactions method for the impairment testing as of October 30, 2017 and December 31, 2017. The Company performed discounted cash flow analysis projected over 5 years to estimate the fair value of the reporting unit, using management’s best judgement as to revenue growth rates and expense projections. This analysis indicated cash flows (and discounted cash flows) less than the $4 million book value of goodwill. This analysis also factored the recent reduction in residential revenue at TPC. We determined these were indicators of impairment in goodwill for TPC during the year ended December 31, 2017 and impaired the goodwill in full by $4,000,000.

Other Income (Expense)

	Year Ended December 31, (in thousands)
	2017	2016
Interest expense	$(657)	$(1,935)
Gain (loss) on change in fair value of derivative liability	692	827
Total	$35	$(1,108)

The decrease in other expense for the year ended December 31, 2017, compared to the prior period is mainly attributable to the decrease in convertible notes from conversions to common stock resulting in decreased interest expense.

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LIQUIDITY AND CAPITAL RESOURCES

Working Capital

The following table sets forth a summary of changes in working capital for the twelve months ended December 31, 2016:

	December 31,	December 31,
	2017	2016
Current assets	$1,353,585	$2,506,842
Current liabilities	2,284,142	2,966,511
Working capital	$(570,527)	$(459,699)

The decrease in working capital is due primarily from the reduction cash balances, along with a decrease in the derivative liability related to convertible notes.

Cash Flows

The following table sets forth a summary of changes in cash flows for the twelve months ended December 31, 2017 and 2016:

	Twelve Months Ended December 31,
	2017	2016
Net cash used in operating activities	$(3,519,795)	$(4,002,955)
Net cash provided by (used in) investing activities	(1,663)	(264,572)
Net cash provided by financing activities	2,280,482	5,683,304
Change in cash	$(1,240,976)	$1,415,777

The decrease in cash provided by operating activities was due primarily to a decrease in revenues and an increase in selling, general and administrative expenses for the twelve months ended December 31, 2017 as compared to the same period in 2016, offset by non-cash expenses related to share-based payments for services.

The decrease in cash from financing activities was due primarily to a decrease in proceeds from the sale of common stock and issuance of convertible notes payable for the year ended December 31, 2017 as compared to the same period in 2016.

Off-Balance Sheet Arrangements and Contractual Obligations

We have no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to stockholders.

Related Party Transactions

We conduct business with several affiliated companies. All of the related party transactions taking place during the reporting periods were conducted in the normal course of business. The prices of services and/or products sold to or purchased from these related entities are in the same price ranges as those offered to other non-related customers or purchased from other vendors.

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FORWARD LOOKING STATEMENTS

This information statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, that reflect our current views with respect to, among other things, future events and financial performance. Words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of those words or other comparable words indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements in this information statement are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity. Our actual results may vary materially from those indicated in these forward-looking statements, including as a result of the factors described under “Risk Factors” in our quarterly and annual reports filed with the Securities and Exchange Commission (“SEC”), as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC's website at www.sec.gov. Other factors that could cause actual results to differ materially include: changes in the economy, financial markets and political environment; risks associated with possible disruption in the economy generally due to terrorism or natural disasters; future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); our ability to satisfy our debt obligations; potential wind-down or dispositions of our business; and other considerations that may be disclosed from time to time in our publicly disseminated documents and filings. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Therefore, you should not place undue reliance on these forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. Although we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, or otherwise make available to investors.

VOTING SECURITIES – PREMIER

Our Articles of Incorporation authorize us to issue 1,400,000,000 shares of Common Stock, par value $0.0001. As of the Record Date, 489,579,847 shares of our Common Stock and 250,000,000 shares of our Preferred Stock were issued and outstanding, and we have no shares of our Common Stock reserved for options, warrants and other commitments. Further, our Articles of Incorporation authorize us to issue 50,000,000 shares of Preferred Stock, par value $0.0001. As of the Record Date, 250,000 shares of our Preferred Stock were issued and outstanding and we have 0 shares of our Preferred Stock reserved for options, warrants and other commitments.

Common Stock

For Premier Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following tables set forth, as of October 2, 2018, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

In the following tables, we have determined the number and percentage of shares beneficially owned in accordance with Rule 13d3 of the Securities Exchange Act of 1934 based on information provided to us by our controlling stockholder, executive officers and directors, and this information does not necessarily indicate beneficial ownership for any other purpose. In determining the number of shares of our common stock beneficially owned by a person and the percentage ownership of that person, we include any shares as to which the person has sole or shared voting power or investment power, as well as any shares subject to warrants or options held by that person that are currently exercisable or exercisable within 60 days.

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Security Ownership of Management

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(4) (5)	Percent of Class
Common Stock	Randall Letcavage 1382 Valencia, Unit F Tustin, CA 92780	8,638,486 Direct (1) (2)	1.64%
Common Stock	Green Central Holdings, Inc. 18101 Von Karman, 3rd Floor Irvine, CA 92612	2,810,719 Direct (6)	<1%
Common Stock	Woodrow Clark, PhD 1382 Valencia, Unit F Tustin, CA 92780	150,000 Direct (3)	<1%
Common Stock	Lane Harrison 1382 Valencia, Unit F Tustin, CA 92780	150,000 Direct (3)(5)	<1%
Common Stock	Robert Baron 1382 Valencia, Unit F Tustin, CA 92780	–	–
Common Stock	Directors & Executive Officers as a group (4 persons)	11,749,205 Direct	2.23%

Notes

(1)	Includes 7,488,486 common shares, 1,000,000 stock options exercisable at $0.0025, 150,000 stock options exercisable at $0.15, and 250,000 Series B Preferred Shares, which carry voting rights of 1,000 shares of common stock for every 1 share of preferred stock. Including the common and preferred shares, Mr. Letcavage possesses the combined voting power of 257,488,486 shares of common stock.

(2)	Beneficial ownership includes stock options.

(3)	The beneficial owner has sole voting and investment power with respect to the shares shown.

(4)	All ownership is beneficial and of record, unless indicated otherwise.

(5)	Stock options owned by Patriot Advisory Group, LLC, Series A, of which Mr. Harrison is the Manager.

(6)	Mr. Letcavage is the President of Green Central Holdings, Inc.

Family Relationships

There are no family relationships among our current and incoming officers, directors or persons nominated for such positions.

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Premier Involvement in Certain Legal Proceedings

During the past ten years no current or incoming Director, executive officer, promoter or control person of Premier has been involved in the following in the last 10 years:

(1)	A petition under the Federal bankruptcy laws or any state insolvency law which was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2)	Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)	Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i.	Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, Director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii.	Engaging in any type of business practice; or

iii.	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(4)	Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

(5)	Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

(6)	Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(7)	Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i.	Any Federal or State securities or commodities law or regulation; or

ii.	Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

iii.	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

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(8)	Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

See also “Legal Proceedings” on Page 14

Premier: Compliance with Section 16(A) of The Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities (collectively, “Reporting Person”) to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities of the Company. Reporting Persons are required by the SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file. As we are still in the application process for the Common stock to be listed, to our knowledge, we believe that during fiscal year ended December 31, 2017 all Reporting Persons complied with all applicable filing requirements.

Premier: Code of Ethics

We have adopted an informal Code of Ethics that applies to our officers and Directors, which we feel is sufficient at this time given that we are still in the start-up, development stage and have no employees other than our officers and Directors.

Premier: Committees of the Board of Directors

We do not presently have a separately designated standing audit committee, compensation committee, nominating committee, executive committee or any other committees of our Board of Directors. The functions of those committees are currently undertaken by our Board of Directors. Because we have only one Director, we believe that the creation of these committees, at this time, would be cumbersome and constitute more form over substance.

Premier: Audit Committee

We have not established a separately designated standing audit committee, nor do we have an audit committee financial expert serving on our Board of Directors. However, the Company intends to establish a new audit committee of the Board of Directors that shall consist of independent Directors. The audit committee’s duties will be to recommend to the Company’s Board of Directors the engagement of an independent registered public accounting firm to audit the Company’s financial statements and to review the Company’s accounting and auditing principles. The audit committee will review the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent registered public accounting firm, including their recommendations to improve the system of accounting and internal controls. The audit committee shall at all times be composed exclusively of Directors who are, in the opinion of the Company’s Board of Directors, free from any relationship which would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.

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Premier: Certain Relationships and Related Transactions, and Director Independence

All related person transactions are reviewed and, as appropriate, may be approved or ratified by the Board of Directors. Related person transactions are approved by the Board of Directors only if, based on all of the facts and circumstances, they are in, or not inconsistent with, our best interests and our stockholders, as the Board of Directors determines in good faith. The Board of Directors takes into account, among other factors it deems appropriate, whether the transaction is on terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. The Board of Directors may also impose such conditions as it deems necessary and appropriate on us or the related person in connection with the transaction.

In the case of a transaction presented to the Board of Directors for ratification, the Board of Directors may ratify the transaction or determine whether rescission of the transaction is appropriate.

Premier: Related Party Transaction

With regard to any future related party transaction, we plan to fully disclose any and all related party transactions in the following manner:

Disclosing such transactions in reports where required;

Disclosing in any and all filings with the SEC, where required;

Obtaining disinterested directors consent; and

Obtaining shareholder consent where required.

Review, Approval or Ratification of Transactions with Related Persons

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

Premier: Board Independence

For purposes of determining director independence, we have applied the definitions set out in NASDAQ Rule 5605(a)(2). The OTCBB on which shares of Common Stock may be quoted in the future does not have any director independence requirements. The NASDAQ definition of “Independent Officer” means a person other than an Executive Officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

We do not have a standing audit, compensation or nominating committee, but our entire board of director’s acts in such capacities. We believe that our members of our board of directors are capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. The board of directors of our company does not believe that it is necessary to have an audit committee because we believe that the functions of an audit committee can be adequately performed by the board of directors.

Premier: Review, Approval or Ratification of Transactions with Related Persons

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

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Premier: Board Leadership Structure and Risk Oversight Role

Our Board of Directors currently contains 2 Directors. Currently, the Board of the Company does not have Nominating, Audit or Compensation Committees or committees performing similar functions nor does our company have a written nominating, compensation or audit committee charter. Our board of directors does not believe that it is urgent necessary to have such committees because it believes that the functions of such committees can be adequately performed by our directors. However, the Company is under consideration to form various committee to enhance the leadership and in search of more appropriate candidates to fill in the position of Independent Directors for the various committee. We believe that such a leadership structure is suitable for the Company at its present stage of development.

As a matter of regular practice, and as part of its oversight function, our Board of Directors periodically reviews on the significant risks in respect to our business. With our current governance structure based on our Board of Directors and senior executives, there is not a significant division of oversight and operational responsibilities in managing the material risks facing the Company.

Premier: Board Meetings and Committees; Annual Meeting Attendance

During the fiscal year ended December 31, 2017, our Board of Directors held 4 meetings. No director who served during the fiscal year ended December 31, 2017 attended fewer than 75% of the meetings of the Board of Directors during that year. The Company has no committees. We do not have a formal policy regarding attendance by Directors at annual meetings of shareholders.

Premier: Stockholder Communications

Stockholders and other interested parties may contact the Board of Directors at the following address: Premier Holding Corp., 1382 Valencia, Unit F, Tustin CA 92780. All communications received at the above address will be relayed to the Board of Directors. Communications regarding accounting, internal accounting controls or auditing matters may also be reported to the Board of Directors using the above address.

Typically, we do not forward to our directors’ communications from our stockholders or other communications which are of a personal nature or not related to the duties and responsibilities of the Board, including:

•	Junk mail and mass mailings

•	New product suggestions

•	Resumes and other forms of job inquiries

•	Opinion surveys and polls

•	Business solicitations or advertisements

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PREMIER LEGAL PROCEEDINGS

PREMIER COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the annual and long-term compensation paid to our Named Executive Officers for services in all capacities to the Company during the past 2 years ended December 31, 2017, and 2016.

EXECUTIVE COMPENSATION

Summary Compensation

The following table summarizes the compensation of each named executive for the years ended December 31, 2017 and 2016 awarded to or earned by (i) each individual serving as our principal executive officer and principal financial officer of the Company and (ii) each individual that served as an executive officer of the Company at the end of such fiscal years who received compensation in excess of $100,000.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Nonequity Incentive Plan Compensa- tion ($)	Change in Pension Value and Non Qualified Deferred Compensation Earnings ($)	All Other Compensa tion ($)	Total ($)
Randall Letcavage CEO, CFO [1,2,3]	2017 2016	374,880 240,000	50,000 52,000	–	–	–	–	–	424,880 292,000

Notes

(1)	During the year ended December 31, 2016, Mr. Letcavage (directly or through related entities) earned $374,880 as compensation for his role as our CEO and CFO.
(2)	During the year ended December 31, 2016, the Company incurred expenses of $10,571 to iCapital Advisory for consulting services, a related party entity for which Mr. Letcavage is the President.
(3)	No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by us for the benefit of our employees.

We currently do not have a written employment agreement with Mr. Letcavage.

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Outstanding Equity Awards at Fiscal Year End

The following table summarizes the outstanding equity awards held by each named executive officer of our company as of December 31, 2017.

	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expir- ation Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested (#)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have not Vested ($)
Randall Letcavage, CEO, CFO	1,150,000	–	–	0.0025 to 0.15	12/31/19 to 12/31/20	–	–	–	–
Woodrow Clark, PhD, Director	150,000	–	–	0.15	12/31/19	–	–	–	–
Lane Harrison, Director	150,000	–	–	0.15	12/31/19	–	–	–	–

Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide retirement or similar benefits for our directors or executive officers.

Resignation, Retirement, Other Termination, or Change in Control Arrangements

We have no contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to our directors or executive officers at, following, or in connection with the resignation, retirement or other termination of our directors or executive officers, or a change in control of our company or a change in our directors’ or executive officers’ responsibilities following a change in control.

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Director Compensation

The following table sets forth for each director certain information concerning his compensation for the year ended December 31, 2017.

	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All other Compensation ($)	Total ($)
Randall Letcavage	–	–	–	–	–	-–	–
Woodrow Clark, PhD	–	–	–	–	–	8,500	8,500
Lane Harrison	–	–	–	–	–	8,000	8,000
Robert Baron	–	–	–	–	–	24,000	24,000

All directors receive reimbursement for reasonable out of pocket expenses in attending board of directors’ meetings and for promoting our business. From time to time we may engage certain members of the board of directors to perform services on our behalf. In such cases, we intend to compensate the members for their services at rates no more favorable than could be obtained from unaffiliated parties.

Mr. Letcavage receives compensation for his services as an executive officer of the Company, but not as a director. Dr. Clark received speaking fees when speaking on behalf of the company at symposia and conventions. Mr. Harrison received fees for extra services he provided including consulting and lead generation. Mr. Baron received fees for extra services he provides including consulting and other services.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following tables set forth, as of October __, 2018, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

In the following tables, we have determined the number and percentage of shares beneficially owned in accordance with Rule 13d3 of the Securities Exchange Act of 1934 based on information provided to us by our controlling stockholder, executive officers and directors, and this information does not necessarily indicate beneficial ownership for any other purpose. In determining the number of shares of our common stock beneficially owned by a person and the percentage ownership of that person, we include any shares as to which the person has sole or shared voting power or investment power, as well as any shares subject to warrants or options held by that person that are currently exercisable or exercisable within 60 days.

Security Ownership of Management

Notes

(1)	Includes 7,488,486 common shares, 1,000,000 stock options exercisable at $0.0025, 150,000 stock options exercisable at $0.15, and 250,000 Series B Preferred Shares, which carry voting rights of 1,000 shares of common stock for every 1 share of preferred stock. Including the common and preferred shares, Mr. Letcavage possesses the combined voting power of 257,488,486 shares of common stock.

(2)	Beneficial ownership includes stock options.

(3)	The beneficial owner has sole voting and investment power with respect to the shares shown.

(4)	All ownership is beneficial and of record, unless indicated otherwise.

(5)	Stock options owned by Patriot Advisory Group, LLC, Series A, of which Mr. Harrison is the Manager.

(6)	Mr. Letcavage is the President of Green Central Holdings, Inc.

Changes in Control

Series B Preferred Stock

On December 16, 2015, the Board of Directors of the Company authorized a Series B Preferred Stock, designated as the “Series B Voting Convertible Preferred Stock” (the “Series B Preferred”). The Series B Preferred consists of Two Hundred Fifty Thousand (250,000) shares at $.0001 par value and voting rights of 1,000 votes for each share of Series B Preferred. All other rights and privileges shall be the same as the Series A Preferred. As of December 31, 2017, there were 250,000 shares of Series B Preferred issued and outstanding which constitutes a combined voting right of 250,000,000 shares of our common stock.

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DISSENTERS’ RIGHTS

Under Nevada Revised Statutes (The “NRS”), shareholders may be entitled to dissenters’ rights with respect to the transactions described in this Information Statement.

Pursuant to Chapter 92A (Section 300 through 500 inclusive) of the NRS, or the “Dissenters’ Rights Provisions”, and specifically Section 92A.380(d), any unaffiliated stockholder of PREMIER is entitled to dissent to the share exchange and to obtain payment of the fair value of the Shares. These rights are granted to the shareholders of Premier in the resolution approving the share exchange, which provided that the shareholders would be granted dissenters’ rights under Nevada law. In the context of the exchange, the Dissenters’ Rights Provisions provide that the unaffiliated stockholders may elect to have Premier purchase the Shares held by the unaffiliated stockholders for a cash price that is equal to the “fair value” of such Shares, as determined in a judicial proceeding in accordance with the Dissenters’ Rights Provisions. The fair value of the Shares of any unaffiliated stockholder means the value of such Shares immediately before the effectuation of the exchange, excluding any appreciation or depreciation in anticipation of the exchange, unless exclusion of any appreciation or depreciation would be inequitable.

A copy of the Dissenters’ Rights Provisions is attached as Exhibit A hereto. If you wish to exercise your dissenters’ rights or preserve the right to do so, you should carefully review Exhibit A hereto. If you fail to comply with the procedures specified in the Dissenters’ Rights Provisions in a timely manner, you may lose your dissenters’ rights. Because of the complexity of those procedures, you should seek the advice of counsel if you are considering exercising your dissenters’ rights.

Unaffiliated stockholders who perfect their dissenters’ rights by complying with the procedures set forth in the Dissenters’ Rights Provisions will have the fair value of their Shares determined by a Nevada state district court and will be entitled to receive a cash payment equal to such fair value. Any such judicial determination of the fair value of such Shares could be based upon any valuation method or combination of methods the court deems appropriate. The value so determined could be more or less than the Exchange Price to be paid in connection with the exchange. In addition, unaffiliated stockholders who invoke dissenters’ rights may be entitled to receive payment of a fair rate of interest from the effective time of the exchange on the amount determined to be the fair value of their Shares.

Within 10 days after the effectuation of the exchange, Premier will send a written notice (the “Notice of Exchange and Dissenter’s Rights”) to all the record stockholders of Premier entitled to dissenters’ rights. Pursuant to NRS 92A.430, the Notice of Exchange and Dissenter’s Rights will be accompanied by information that will: (a) state where the demand for payment must be sent and where and when certificates, if any, for Shares must be deposited; (b) inform the holders of Shares not represented by certificates to what extent the transfer of the Shares will be restricted after the demand for payment is received; (c) supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not the person acquired beneficial ownership of the Shares before that date; (d) set a date by which Premier must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered and state that the stockholder shall be deemed to have waived the right to demand payment with respect to the shares unless the form is received by Premier by such specified date; and (e) be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

Under NRS 92A.440, a stockholder wishing to exercise dissenter’s rights must:

•	demand payment;

•	certify whether the stockholder acquired beneficial ownership of the common stock before the date specified in the Notice of Exchange and Dissenter’s Rights; and

•	deposit its certificates, if any, in accordance with the terms of the Notice of Exchange and Dissenter’s Rights.

Under NRS 92A.440(5), stockholders who fail to demand payment or deposit their certificates where required by the dates set forth in the Notice of Exchange and Dissenter’s Rights will not be entitled to demand payment or receive the fair market value for their Shares as provided under Nevada law. Instead, such stockholders will receive the same consideration as the stockholders who do not exercise rights of a dissenting owner.

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Pursuant to NRS 92A.460, within 30 days after receipt of a demand for payment, Premier must pay each dissenter who complied with the provisions of the Dissenters’ Rights Provisions the amount Premier estimates to be the fair value of such shares, plus interest from the effective date of the exchange. The payment must be accompanied by the following: (a) Premier’s balance sheet as of the end of 2017, a statement of income for 2017, a statement of changes in the stockholders’ equity for 2017 or, where such financial statements are not reasonably available, then such reasonably equivalent financial information and the latest available quarterly financial statements, if any; (b) a statement of Premier’s estimate of the fair value of the Shares; and (c) a statement of the dissenter’s rights to demand payment under NRS 92A.480 and that if any such stockholder does not do so within the period specified, such stockholder shall be deemed to have accepted such payment in full satisfaction of Premier’s obligations under Chapter 92A of the NRS.

Under NRS 92A.470(1), Premier is entitled to withhold payment from a dissenter unless the dissenter was the beneficial owner before the date set forth in the dissenters’ notice as the first date of any announcement to the news media or to the stockholders of the terms of the proposed corporate action. If Premier chooses to withhold payment, it is required, within 30 days after receiving demand for payment, to notify the dissenter: (a) of Premier’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of the notice, a statement of earnings for that year, and a statement of changes in stockholders’ equity for that year, or, where such financial statements are not reasonably available, then such reasonably equivalent financial information, as well as the latest available financial statements, if any; (b) of Premier’s estimate of the fair value of the Shares; (c) that the dissenter may accept Premier’s estimate of the fair value, plus interest, in full satisfaction of his or her demands or demand appraisal; (d) that if the dissenter wishes to accept the offer, the dissenter must notify Premier of acceptance within 30 days after receiving of the offer; and (e) that if the dissenter does not satisfy the requirements for demanding appraisal, the dissenter shall be deemed to have accepted Premier’s offer.

NRS 92A.480(1) provides that a dissenter who believes that the amount paid or offered is less than the full value of his or her, or that the interest due is incorrectly calculated, may, within 30 days after Premier made or offered payment for the Shares, either (i) notify Premier in writing of his or her own estimate of the fair value of the Shares and the amount of interest due and demand payment of difference between this estimate and any payments made, or (ii) reject the offer for payment made by Premier and demand payment of the fair value of his or her Shares and interest due.

If Premier does not deliver payment within 30 days of receipt of the demand for payment, the dissenting stockholder may enforce under NRS 92A.460(1) the dissenter’s rights by commencing an action in Carson City, Nevada or if the dissenting stockholder resides or has its registered office in Nevada, in the county where the dissenter resides or has its registered office.

If a dissenting stockholder disagrees with the amount of Premier’s payment, then the dissenting stockholder may, pursuant to NRS 92A.480, within 30 days of such payment, (i) notify Premier in writing of the dissenting stockholder’s own estimate of the fair value of the dissenting shares and the amount of interest due, and demand payment of such estimate, less any payments made by Premier, or (ii) reject the offer by Premier if the dissenting stockholder believes that the amount offered by Premier is less than the fair value of the dissenting shares or that the interest due is incorrectly calculated. If a dissenting stockholder submits a written demand as set forth above and Premier accepts the offer to purchase the Shares at the offer price, then such dissenting stockholder will be sent a check for the full purchase price of the Shares within 30 days of acceptance.

If a demand for payment remains unsettled, Premier must commence a proceeding in the Carson City, Nevada district court within 60 days after receiving the demand. Each dissenter who is made a party to the proceeding shall be entitled to a judgment in the amount, if any, by which the court finds the fair value of the dissenting shares, plus interest, exceeds the amount paid by Premier. If a proceeding is commenced to determine the fair value of the Shares, the costs of such proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court, shall be assessed against Premier, unless the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable against Premier if the court finds that (i) Premier did not comply with the Dissenters’ Rights Provisions or (ii) against either Premier or a dissenting stockholder, if the court finds that such party acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by the Dissenters’ Rights Provisions.

If Premier fails to commence such a proceeding, it would be required by NRS 92A.490(1) to pay the amount demanded to each dissenter whose demand remains unsettled. Dissenters would be entitled to a judgment for the amount, if any, by which the court finds the fair value of his shares, plus accrued interest, exceeds the amount paid by Premier; or the fair value, plus accrued interest, of his after-acquired shares for which Premier elected to withhold payment pursuant to Section 92.470 of the NRS.

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Under Section 92A.490(4) of the NRS, the district court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them or in any amendment to such order. In any such court proceeding, the dissenters are entitled to the same discovery rights as parties in other civil proceedings.

Under Section 92A.500 of the NRS, the district court will assess the costs of the proceedings against Premier, unless the court finds that all or some of the dissenters acted arbitrarily, veraciously or not in good faith in demanding payment. The district court may also assess against Premier or the dissenters the fees and expenses of counsel and experts for the respective parties, in the amount the court finds equitable.

A person having a beneficial interest in Shares that are held of record in the name of another person, such as a broker, fiduciary, depository or other nominee, must act to cause the record holder to follow the requisite steps properly and in a timely manner to perfect dissenters’ rights of appraisal. If the Shares are owned of record by a person other than the beneficial owner, including a broker, fiduciary (such as a trustee, guardian or custodian), depositary or other nominee, the written demand for dissenters’ rights of appraisal must be executed by or for the record owner. If Shares are owned of record by more than one person, as in joint tenancy or tenancy in common, the demand must be executed by or for all joint owners. An authorized agent, including an agent for two or more joint owners, may execute a demand for appraisal for a stockholder of record, provided that the agent identifies the record owner and expressly discloses, when the demand is made, that the agent is acting as agent for the record owner. If a stockholder owns Shares through a broker who in turn holds the shares through a central securities depository nominee such as CEDE & Corp., a demand for appraisal of such Shares must be made by or on behalf of the depository nominee and must identify the depository nominee as the record holder of such Shares.

A record holder, such as a broker, fiduciary, depository or other nominee, who holds Shares as a nominee for others, will be able to exercise dissenters’ rights of appraisal with respect to the Shares held for all or less than all of the beneficial owners of those Shares as to which such person is the record owner. In such case, the written demand must set forth the number of Shares covered by the demand. Where the number of Shares is not expressly stated, the demand will be presumed to cover all Shares outstanding in the name of such record owner.

Under NRS 92A.380(2), a stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the exchange unless it is unlawful or fraudulent with respect to the stockholder or Premier. Because the exchange is being affected as a short-form exchange under Section 92A.180 of the NRS, it does not require approval by the stockholders or the board of directors of Premier. No such approval has been or will be sought.

The foregoing summary does not purport to be a complete statement of the procedures to be followed by stockholders desiring to exercise their dissenter’s rights and is qualified in its entirety by express reference to Section 92A.300 to 500 of the NRS, the full text of which is attached hereto as Exhibit

A.

STOCKHOLDERS ARE URGED TO READ EXHIBIT A IN ITS ENTIRETY SINCE FAILURE TO COMPLY WITH THE PROCEDURES SET FORTH THEREIN WILL RESULT IN THE LOSS OF DISSENTER’S RIGHTS.

OUR BOARD OF DIRECTORS AND THE STOCKHOLDERS HOLDING A MAJORITY OF THE ISSUED AND OUTSTANDING SHARES OF THE VOTING STOCK OF THE COMPANY HAVE APPROVED THIS TRANSACTION.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file at the SEC’s public reference room in Washington, D.C. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our filings with the SEC are also available to the public from commercial document retrieval services and at the website maintained by the SEC at “http://www.sec.gov.”

You should rely only on the information contained or incorporated by reference in this Information Statement. We have not authorized anyone to provide you with information that is different from what is contained in this Information Statement. You should not assume that the information contained in this Information Statement is accurate as of any date other than that date, and the mailing of this Information Statement to stockholders shall not create any implication to the contrary.

By Order of the Board of Directors,

Date: October___, 2018	By:	/s/ Randall Letcavage
Randall Letcavage
Chief Executive Officer

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Exhibit A

FORM OF NOTICE OF EXCHANGE

AND DISSENTER’S RIGHTS

October __, 2018

To the Shareholders of Common Stock of Premier Holding Corporation:

NOTICE IS HEREBY GIVEN, pursuant to Chapter 92A (Section 300 through 500 inclusive) of the Nevada Revised Statute (the “NRS”) (the “Dissenters’ Rights Provisions”), that the Share Exchange Agreement (the “Exchange”) of AOTS 42, a Delaware corporation (“AOTS”), with Premier Holding Company (“Premier”), became effective on April 27th, 2018 (the “Effective Date”). Immediately prior to the Effective Date, the majority shareholders of Premier representing more than 55% of the outstanding shares of common stock, par value $0.0001 per share (“Shares”), of Premier approved the Share Exchange Agreement by written consent on May 17, 2018. Accordingly, under applicable Nevada law, no further action was required by the remaining stockholders of Premier for the Exchange to become effective.

Pursuant to the terms of the Exchange, each outstanding Share, and other than Shares as to which dissenters’ rights are exercised (as described in the Information Statement on Schedule 14C, (the “Schedule 14C”) held immediately prior to the Effective Date represents the right to receive one (1) share of AOTS common stock (the “Exchange Stock”). The Exchange Stock will be issued upon surrender of the certificates for each Premier Share. As a result of the Exchange, AOTS has acquired the assets of Premier’s two wholly-owned subsidiaries, TPC, and AIC. Premier will no longer own those assets and since the sale of the assets represents substantially all the assets of Premier, stockholders not previously consenting to the Exchange have dissenter’s rights of appraisal under Nevada law.

To obtain payment for your Shares, the certificate(s) representing such Shares, together with the enclosed Letter of Transmittal, must be mailed or delivered by hand or overnight courier to the Paying Agent of the Exchange, c/o Premier Holding Corporation, Jack Gregory (the “Paying Agent”), at the address set forth in the enclosed Letter of Transmittal. Please read and follow carefully the instructions set forth in the enclosed Letter of Transmittal to obtain payment for your Shares.

Former stockholders of Premier who do not wish to accept the Exchange Stock have the right under Nevada law to seek an appraisal of the fair cash value of their Shares, exclusive of any element of value arising from the accomplishment or expectation of the Exchange, in Carson City, Nevada.

Pursuant to the Dissenters’ Rights Provisions, any former stockholder of Premier is entitled to dissent to the Exchange, and obtain payment of the fair value of the shares. In the context of the Exchange, the Dissenters’ Rights Provisions provides that the former stockholders may elect to have Premier purchase the Shares held by the former stockholders for a cash price that is equal to the “fair value” of such Shares, as determined in a judicial proceeding in accordance with the Dissenters’ Rights Provisions. The fair value of the Shares of any former stockholder means the value of such Shares immediately before the effectuation of the Exchange, excluding any appreciation or depreciation in anticipation of the Exchange, unless exclusion of any appreciation or depreciation would be inequitable.

A copy of the Dissenters’ Rights Provisions is attached as Appendix A hereto. If you wish to exercise your dissenters’ rights or preserve the right to do so, you should carefully review Appendix A hereto. IF YOU FAIL TO COMPLY WITH THE PROCEDURES SPECIFIED IN THE DISSENTERS’ RIGHTS PROVISIONS IN A TIMELY MANNER, YOU MAY LOSE YOUR DISSENTERS’ RIGHTS. BECAUSE OF THE COMPLEXITY OF THOSE PROCEDURES, YOU SHOULD SEEK THE ADVICE OF COUNSEL IF YOU ARE CONSIDERING EXERCISING YOUR DISSENTERS’ RIGHTS.

Former stockholders who perfect their dissenters’ rights by complying with the procedures set forth in the Dissenters’ Rights Provisions will have the fair value of their Shares determined by a Nevada state district court and will be entitled to receive a cash payment equal to such fair value. Any such judicial determination of the fair value of shares could be based upon any valuation method or combination of methods the court deems appropriate. The value so determined could be more or less than the Exchange Stock to be paid in connection with the Exchange. In addition, former stockholders who invoke dissenters’ rights may be entitled to receive payment of a fair rate of interest from the effective time of the Exchange on the amount determined to be the fair value of their Shares.

If you do NOT plan to seek an appraisal of all of your Shares, please execute (or, if you are not the record holder of such shares, to arrange for such record holder or such holder’s duly authorized representative to execute) and mail postage paid the enclosed Letter of Transmittal to the Paying Agent at the address set forth in the Letter of Transmittal. You should note that surrendering to Premier certificates for your Shares will constitute a waiver of your appraisal rights under the NRS.

A-1

You should note that the method of delivery of the Letter of Transmittal and/or any other required documentation is at the election and risk of the former stockholder. If the decision is made to send the Letter of Transmittal by mail, it is recommended that such Letter of Transmittal be sent by registered mail, properly insured, with return receipt requested.

This Notice of Exchange and Dissenters’ Rights affords you the notice required by NRS 92A.430. The right to appraisal will be lost unless it is perfected by full and precise satisfaction of the requirements of the Dissenters’ Rights Provisions, the text of which is set forth in full in Appendix A attached to this Notice of Exchange and Dissenters’ Rights. Mere failure to execute and return the enclosed stock power or lost stock affidavit along with your stock certificate(s) does NOT satisfy the requirements of the Dissenters’ Rights Provisions; rather, a separate written demand for appraisal must be properly executed and delivered to Premier as described below.

You have the right, on or prior to October __, 2018 (i.e., within 30 days after the date of this Notice of Exchange and Dissenters’ Rights written above), to demand in writing from PREMIER an appraisal of your shares of Shares. Such demand will be sufficient if it reasonably informs PREMIER of the identity of the stockholder making the demand and that the stockholder intends thereby to demand an appraisal of the fair value of his or her Shares. Failure to make such a timely demand will foreclose your right to appraisal. All written demands for appraisal of Shares should be sent or delivered to PREMIER at the following address:

Columbia Stock Transfer Company

1869 E Seltice Way, Suite 292

Post Falls, ID 83854

Under NRS 92A.440(5), stockholders who fail to demand payment or deposit their certificates where required by the dates set forth in this Notice of Exchange and Dissenter’s Rights will not be entitled to demand payment or receive the fair market value for their shares of capital stock as provided under Nevada law. Instead, such stockholders will receive the same consideration as the stockholders of who do not exercise rights of a dissenting owner.

Pursuant to NRS 92A.460, within 30 days after receipt of a demand for payment (form of which is attached hereto as Schedule A), Premier must pay each dissenter who complied with the provisions of the Dissenters’ Rights Provisions the amount Premier estimates to be the fair value of such shares, plus interest from the effective date of the Exchange. The payment must be accompanied by the following: (a) Premier’s balance sheet as of the end of 2017, a statement of income for 2017, a statement of changes in the stockholders’ equity for 2017; (b) A statement of Premier’s estimate of the fair value of the shares; (c) An explanation of how interest was calculated, and (d) A statement of the dissenter’s rights to demand payment under NRS 92A.480 and that if any such stockholder does not do so within the period specified, such stockholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations under Chapter 92A of the NRS.

Under NRS 92A.470(1), Premier is entitled to withhold payment from a dissenter unless the dissenter was the beneficial owner before the date set forth in the dissenters’ notice as the first date of any announcement to the news media or to the stockholders of the terms of the proposed corporate action. If Premier chooses to withhold payment, it is required, within 30 days after receiving demand for payment, to notify the dissenter: (a) of Premier’s balance sheet as of the end of 2017, a statement of income for 2017, a statement of changes in the stockholders’ equity for 2017; (b) of Premier’s estimate of the fair value of the shares; (c) that the dissenter may accept Premier’s estimate of the fair value, plus interest, in full satisfaction of her demand or demand appraisal; (d) that if the dissenter wishes to accept the offer, the dissenter must notify Premier of acceptance within 30 days after receiving of the offer; and (e) that if the dissenter does not satisfy the requirements for demanding appraisal, the dissenter shall be deemed to have accepted Premier’s offer.

If Premier does not deliver payment within 30 days of receipt of the demand for payment, the dissenting stockholder may enforce under NRS 92A.460(1) the dissenter’s rights by commencing an action in Carson City, Nevada.

If a dissenting stockholder disagrees with the amount of Premier’s payment, then the dissenting stockholder may, pursuant to NRS 92A.480, within 30 days of such payment, (i) notify Premier in writing of the dissenting stockholder’s own estimate of the fair value of the dissenting shares and the amount of interest due, and demand payment of such estimate, less any payments made by Premier, or (ii) reject the offer by Premier if the dissenting stockholder believes that the amount offered by Premier is less than the fair value of the dissenting shares or that the interest due is incorrectly calculated. If a dissenting stockholder submits a written demand as set forth above and Premier accepts the offer to purchase the Shares at the offer price, then such dissenting stockholder will be sent a check for the full purchase price of the Shares within 30 days of acceptance.

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If a demand for payment remains unsettled, Premier must commence a proceeding in the Carson City, Nevada district court within 60 days after receiving the demand. Each dissenter who is made a party to the proceeding shall be entitled to a judgment in the amount, if any, by which the court finds the fair value of the dissenting shares, plus interest, exceeds the amount paid by Premier. If a proceeding is commenced to determine the fair value of the Shares, the costs of such proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court, shall be assessed against Premier, unless the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable against Premier if the court finds that (i) Premier did not comply with the Dissenters’ Rights Provisions or (ii) against either Premier or a dissenting stockholder, if the court finds that such party acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by the Dissenters’ Rights Provisions.

If PREMIER fails to commence such a proceeding, it would be required by NRS 92A.490(1) to pay the amount demanded to each dissenter whose demand remains unsettled. Dissenters would be entitled to a judgment for the amount, if any, by which the court finds the fair value of his shares, plus accrued interest, exceeds the amount paid by PREMIER; or the fair value, plus accrued interest, of his after-acquired shares for which PREMIER elected to withhold payment pursuant to Section 92.470 of the NRS.

Under Section 92A.490(4) of the NRS, the district court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them or in any amendment to such order. In any such court proceeding, the dissenters are entitled to the same discovery rights as parties in other civil proceedings.

Under Section 92A.500 of the NRS, the district court will assess the costs of the proceedings against PREMIER, unless the court finds that all or some of the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment. The district court may also assess against PREMIER or the dissenters the fees and expenses of counsel and experts for the respective parties, in the amount the court finds equitable.

A person having a beneficial interest in Shares that are held of record in the name of another person, such as a broker, fiduciary, depository or other nominee, must act to cause the record holder to follow the requisite steps properly and in a timely manner to perfect dissenters’ rights of appraisal. If the Shares are owned of record by a person other than the beneficial owner, including a broker, fiduciary (such as a trustee, guardian or custodian), depositary or other nominee, the written demand for dissenters’ rights of appraisal must be executed by or for the record owner. If Shares are owned of record by more than one person, as in joint tenancy or tenancy in common, the demand must be executed by or for all joint owners. An authorized agent, including an agent for two or more joint owners, may execute a demand for appraisal for a stockholder of record, provided that the agent identifies the record owner and expressly discloses, when the demand is made, that the agent is acting as agent for the record owner. If a stockholder owns Shares through a broker who in turn holds the shares through a central securities depository nominee such as CEDE & Corp., a demand for appraisal of such Shares must be made by or on behalf of the depository nominee and must identify the depository nominee as the record holder of such Shares.

A record holder, such as a broker, fiduciary, depository or other nominee, who holds Shares as a nominee for others, will be able to exercise dissenters’ rights of appraisal with respect to the Shares held for all or less than all of the beneficial owners of those Shares as to which such person is the record owner. In such case, the written demand must set forth the number of Shares covered by the demand. Where the number of Shares is not expressly stated, the demand will be presumed to cover all Shares outstanding in the name of such record owner.

Under NRS 92A.380(2), a stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the Exchange unless it is unlawful or fraudulent with respect to the stockholder or Premier The board of directors of Premier was not required under NRS 78.138(5) to consider the proposed effect of the Exchange upon any particular group having an interest in the corporation as a dominant factor, such as the unaffiliated stockholders, and the board of directors of Premier did not appoint an independent committee to consider the proposed effect of the Exchange on the stockholders of Premier.

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The foregoing summary of the rights of dissenting stockholders under the Dissenters’ Rights Provisions does not purport to be a complete statement of the procedures to be followed by stockholders desiring to exercise any dissenters’ rights of appraisal rights available under NRS. The preservation and exercise of dissenters’ rights of appraisal require strict adherence to the applicable provisions of NRS, and the foregoing summary is qualified in its entirety by reference to Appendix A hereto. You should carefully read Chapter 92A (Sections 300 through 500 inclusive) of the NRS, particularly the procedural steps required to perfect appraisal rights, because failure to strictly comply with the procedural requirements set forth in Chapter 92A (Sections 300 through 500 inclusive) of the NRS will result in a loss of appraisal rights. YOU ARE URGED TO CONSULT WITH YOUR OWN ATTORNEY REGARDING THE DISSENTERS’ RIGHTS AVAILABLE TO YOU, AND THE PROCESS TO PERFECT YOUR DISSENTERS’ RIGHTS UNDER CHAPTER 92A (SECTIONS 300 THROUGH 500 INCLUSIVE) OF THE NRS.

Additional Information

In connection with the exchange, Premier and AOTS filed with the U.S. Securities and Exchange Commission (the “SEC”) a Schedule 14C, which was mailed to the stockholders of Premier along with this Notice of Exchange and Dissenter’s Rights on or about October __, 2018.

In making your decision as to the exercise of dissenter’s rights, you are urged to review the Schedule 14C and all related materials. A copy of the Schedule 14C is enclosed herewith. In addition, copies of the Schedule 14C, including all amendments and supplements thereto, can be obtained at Premier’s expense from Premier if you are a bank or a broker. Finally, the Schedule 14C is also available free of charge on the SEC’s website at http://www.sec.gov.

Premier in the past has been subject to the informational and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith filed and furnished periodic and current reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such periodic and current reports, proxy statements and other information may be read and copied at the SEC’s Public Reference Room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1- 800-SEC-0330 for further information on the public reference room. Premier’s filings with the SEC are also available to the public from commercial document-retrieval services and on the website maintained by the SEC at http://www.sec.gov.

Very Truly Yours,

Premier Holding Company

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SCHEDULE A

DEMAND FOR PAYMENT BY A DISSENTING STOCKHOLDER

The undersigned is the owner of the following number of shares of capital stock of Premier Holding Company and hereby demands payment for the same: Common Stock:

The undersigned represents and warrants that the foregoing shares are all of the shares of capital stock of Premier Holding Company beneficially owned by the undersigned, except that if the undersigned is a nominee holder this Form for Demanding Payment by a Dissenting Stockholder is accompanied by a certification by each beneficial stockholder that both the beneficial owner and the record holders of all shares of common stock owned beneficially by the beneficial owner have asserted, or will timely assert, dissenter’s rights as to all the shares beneficially owned by the beneficial owner.

By initialing in the box to the right of this statement, the undersigned, or the person on whose behalf the undersigned is asserting dissenters’ rights, hereby certifies that the undersigned acquired ownership of the foregoing shares before October __, 2018, the date of the first announcement of the terms of the proposed action to the public through the filing of the initial Schedule 14C with the SEC (Any failure to so initial will be interpreted as a failure to provide this certification).

Dissenters’ rights payments with respect to the shares identified above should be sent to the following address:

Signature:

Name of Record Holder:

Name of Beneficial Holder:

Date:

NOTE: THIS DEMAND MUST BE RECEIVED BY AT, ON OR BEFORE OCTOBER __, 2018. FAILURE TO DELIVER THE DEMAND BY THE DATE INDICATED WILL WAIVE ALL RIGHTS THAT THE STOCKHOLDER HAS TO DISSENT. THIS DEMAND MUST BE ACCOMPANIED BY THE CERTIFICATES WITH RESPECT TO WHICH DISSENT AND PAYMENT DEMAND IS BEING MADE.

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APPENDIX A

Dissenter’s Rights Provisions

Nevada Revised Statutes § 92A.300 to § 92A.500

(“Dissenters’ Rights Provisions”) 92A.300. Definitions.

As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

92A.305. “Beneficial stockholder” defined.

“Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

92A.310. “Corporate action” defined.

“Corporate action” means the action of a domestic corporation.

92A.315. “Dissenter” defined.

“Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

92A.320. “Fair value” defined.

“Fair value,” with respect to a dissenter’s shares, means the value of the shares determined:

1.	Immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable
2.	Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and
3.	Without discounting for lack of marketability or minority status.

92A.325. “Stockholder” defined.

“Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

92A.330. “Stockholder of record” defined.

“Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

92A.335. “Subject corporation” defined.

“Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

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92A.340. Computation of interest.

Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the rate of interest most recently established pursuant to NRS 99.040.

92A.350. Rights of dissenting partner of domestic limited partnership.

A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

92A.360. Rights of dissenting member of domestic limited-liability company.

The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

92A.370. Rights of dissenting member of domestic nonprofit corporation.

1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before the member’s resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

92A.380. Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of the stockholder’s shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:

(1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or

(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b) Consummation of a plan of conversion to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be converted.

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(c) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if the stockholder’s shares are to be acquired in the plan of exchange.

(d) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

(e) Accordance of full voting rights to control shares, as defined in NRS 78.3784, only to the extent provided for pursuant to NRS 78.3793.

(f) Any corporate action not described in this subsection that will result in the stockholder receiving money or scrip instead of fractional shares except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207.

2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to the stockholder or the domestic corporation.

3. From and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised the right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his or her shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented.

92A.390. Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

1. There is no right of dissent with respect to a plan of merger, conversion or exchange in favor of stockholders of any class or series which is:

(a) A covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933, 15 U.S.C. 77r(b) (1)(A) or (B), as amended;

(b) Traded in an organized market and has at least 2,000 stockholders and a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares; or

(c) Issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and which may be redeemed at the option of the holder at net asset value, unless the articles of incorporation of the corporation issuing the class or series provide otherwise.

2. The applicability of subsection 1 must be determined as of:

(a) The record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the corporate action requiring dissenter’s rights; or

(b) The day before the effective date of such corporate action if there is no meeting of stockholders.

3. Subsection 1 is not applicable and dissenter’s rights are available pursuant to NRS 92A.380 for the holders of any class or series of shares who are required by the terms of the corporate action requiring dissenter’s rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in subsection 1 at the time the corporate action becomes effective.

4. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

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5. There is no right of dissent for any holders of stock of the parent domestic corporation if the plan of merger does not require action of the stockholders of the parent domestic corporation under NRS 92A.180.

92A.400. Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1. A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his or her name only if the stockholder of record dissents with respect to all shares of the class or series beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf the stockholder of record asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the partial dissenter dissents and his or her other shares were registered in the names of different stockholders.

2. A beneficial stockholder may assert dissenter’s rights as to shares held on his behalf only if the beneficial stockholder:

(a) Submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

(b) Does so with respect to all shares of which he or she is the beneficial stockholder or over which he or she has power to direct the vote.

92A.410. Notification of stockholders regarding right of dissent.

1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are, are not or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive. If the domestic corporation concludes that dissenter’s rights are or may be available, a copy of NRS 92A.300 to 92A.500, inclusive, must accompany the meeting notice sent to those record stockholders entitled to exercise dissenter’s rights.

2. If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS

92A.430. Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

1. The subject corporation shall deliver a written dissenter’s notice to all stockholders entitled to assert dissenters’ rights.

2. The dissenter’s notice must be sent no later than 10 days after the effective date of the corporate action specified in NRS 92A.380, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not the person acquired beneficial ownership of the shares before that date;

(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered and state that the stockholder shall be deemed to have waived the right to demand payment with respect to the shares unless the form is received by the subject corporation by such specified date; and

(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

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92A.420. Prerequisites to demand for payment for shares.

1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares:

(a) Must deliver to the subject corporation, before the vote is taken, written notice of the stockholder’s intent to demand payment for his or her shares if the proposed action is effectuated; and

(b) Must not vote, or cause or permit to be voted, any of his or her shares of such class or series in favor of the proposed action.

2. If a proposed corporate action creating dissenters’ rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenters’ rights with respect to any class or series of shares must not consent to or approve the proposed corporate action with respect to such class or series.

3. A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his or her shares under this chapter.

92A.430. Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

1. The subject corporation shall deliver a written dissenter’s notice to all stockholders entitled to assert dissenters’ rights.

2. The dissenter’s notice must be sent no later than 10 days after the effective date of the corporate action specified in NRS 92A.380, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not the person acquired beneficial ownership of the shares before that date;

(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered and state that the stockholder shall be deemed to have waived the right to demand payment with respect to the shares unless the form is received by the subject corporation by such specified date; and

(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

92A.440. Demand for payment and deposit of certificates; loss of rights of stockholder; withdrawal from appraisal process.

1. A stockholder who receives a dissenter’s notice pursuant to NRS 92A.430 and who wishes to exercise dissenter’s rights must:

(a) Demand payment;

(b) Certify whether the stockholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c) Deposit the stockholder’s certificates, if any, in accordance with the terms of the notice.

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2. If a stockholder fails to make the certification required by paragraph (b) of subsection 1, the subject corporation may elect to treat the stockholder’s shares as after-acquired shares under NRS 92A.470.

3. Once a stockholder deposits that stockholder’s certificates or, in the case of uncertified shares makes demand for payment, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to subsection 4.

4. A stockholder who has complied with subsection 1 may nevertheless decline to exercise dissenter’s rights and withdraw from the appraisal process by so notifying the subject corporation in writing by the date set forth in the dissenter’s notice pursuant to NRS 92A.430. A stockholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the subject corporation’s written consent.

5. The stockholder who does not demand payment or deposit his or her certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his or her shares under this chapter.  92A.450. Uncertificated shares: Authority to restrict transfer after demand for payment.

The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

92A.460. Payment for shares: General requirements.

1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay in cash to each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a) Of the county where the subject corporation’s principal office is located;

(b) If the subject corporation’s principal office is not located in this State, in the county in which the corporation’s registered office is located; or

(c) At the election of any dissenter residing or having its principal or registered office in this State, of the county where the dissenter resides or has its principal or registered office.

The court shall dispose of the complaint promptly.

2. The payment must be accompanied by:

(a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year or, where such financial statements are not reasonably available, then such reasonably equivalent financial information and the latest available quarterly financial statements, if any;

(b) A statement of the subject corporation’s estimate of the fair value of the shares; and

(c) A statement of the dissenter’s rights to demand payment under NRS 92A.480 and that if any such stockholder does not do so within the period specified, such stockholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations under this chapter.

92A.470. Withholding payment for shares acquired on or after date of dissenter’s notice: General requirements.

1. A subject corporation may elect to withhold payment from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the first date of any announcement to the news media or to the stockholders of the terms of the proposed action.

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2. To the extent the subject corporation elects to withhold payment, within 30 days after receipt of a demand for payment, the subject corporation shall notify the dissenters described in subsection 1:

(a) Of the information required by paragraph (a) of subsection 2 of NRS 92A.460;

(b) Of the subject corporation’s estimate of fair value pursuant to paragraph (b) of subsection 2 of NRS 92A.460;

(c) That they may accept the subject corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under NRS 92A.480;

(d) That those stockholders who wish to accept such an offer must so notify the subject corporation of their acceptance of the offer within 30 days after receipt of such offer; and

(e) That those stockholders who do not satisfy the requirements for demanding appraisal under NRS

92A.480 shall be deemed to have accepted the subject corporation’s offer.

3. Within 10 days after receiving the stockholder’s acceptance pursuant to subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder who agreed to accept the subject corporation’s offer in full satisfaction of the stockholder’s demand.

4. Within 40 days after sending the notice described in subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder described in paragraph (e) of subsection 2.

92A.480. Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1. A dissenter paid pursuant to NRS 92A.460 who is dissatisfied with the amount of the payment may notify the subject corporation in writing of the dissenter’s own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of such estimate, less any payment pursuant to NRS 92A.460. A dissenter offered payment pursuant to NRS 92A.470 who is dissatisfied with the offer may reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his or her shares and interest due.

2. A dissenter waives the right to demand payment pursuant to this section unless the dissenter notifies the subject corporation of his or her demand to be paid the dissenter’s stated estimate of fair value plus interest under subsection 1 in writing within 30 days after receiving the subject corporation’s payment or offer of payment under NRS 92A.460 or 92A.470 and is entitled only to the payment made or offered.

92A.490. Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded by each dissenter pursuant to NRS 92A.480 plus interest.

2. A subject corporation shall commence the proceeding in the district court of the county where its principal office is located in this State. If the principal office of the subject corporation is not located in the State, it shall commence the proceeding in the county where the principal office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located. If the principal office of the subject corporation and the domestic corporation merged with or whose shares were acquired is not located in this State, the subject corporation shall commence the proceeding in the district court in the county in which the corporation’s registered office is located.

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3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the subject corporation; or

(b) For the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

92A.500. Assessment of costs and fees in certain legal proceedings.

1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5. To the extent the subject corporation fails to make a required payment pursuant to NRS 92A.460, 92A.470 or 92A.480, the dissenter may bring a cause of action directly for the amount owed and, to the extent the dissenter prevails, is entitled to recover all expenses of the suit.

6. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

/s/ Raul Carrega Certified Public Accountants 215 62nd Street Newport Beach, CA 92663 949-903-3133

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Exhibit A

MEMBERSHIP INTEREST EXCHANGE AND CONTRIBUTION AGREEMENT

THIS SHARE EXCHANGE AGREEMENT, dated as of the 23 day of March, 2018 (the "Agreement"), by and among AOTS 42, a Delaware corporation (the "Company"). THE POWER COMPANY USA, LLC, an Illinois limited liability company ("TPC"), AMERICAN ILLUMINATING COMPANY. LLC, a Connecticut limited liability company ("AIC"), and Premier Holding Corporation, the sole member of TPC and AIC ("PRHL") each of whom has executed a counterpart signature page to this Agreement. The Company, TPC, AIC and PRHL are individually referred to herein as a "Party" and collectively as the "Parties."

RECITALS

WHEREAS, the capitalization of TPC consists of Membership Interests (the "Membership Interests"), all of which arc held by PRHL;

WHEREAS, the capitalization of AIC consists of Membership Interests (the "Membership Interests"), all of which are held by PRHL;

WHEREAS, the Company desires to acquire from PRHL and PRHL desires to contribute (the "Premier Contribution") to the Company, subject to shareholder vote and approval and Federal Energy Regulatory Commission approval, all of the issued and outstanding membership interests of TPC (the "TPC Membership Interests") and all of the issued and outstanding membership interests of AIC (the "AIC Membership Interests") in exchange for the issuance by the Company of an aggregate of nineteen million two hundred fifty thousand (19,250,000) shares (the "Company Shares") of the Company's common stock, $0.0001 par value per share (the "Common Stock"), to PRHL on the terms and conditions set forth herein (the "Share Exchange");

WHEREAS. the contribution and exchange contemplated hereby (the "Contribution and Exchange") in addition to the: (i) contribution by Advanced E Lighting, LLC ("Advanced") in exchange for six million (6,000,000) Company Shares (the "Advance Contribution"); (ii) contribution by PowerOne Corporation, Units of Rescom Energy, LLC ("Rescom") in exchange for ten million (10,000,000) Company Shares (the "Rescom Contribution"); (iii) contribution by TPC Management Company, LLC, ("TPMC") of of the Portal Technology in exchange for six million (6,000,000) Company Shares (the "Technology Contribution").

WHEREAS the "Advance Contribution" the "Premier Contribution" the "Technology Contribution" and the "Rescom Contribution", (hereinafter collectively referred to as the "351 Contributions"), is intended to qualify as an integrated contribution and exchange as described under Section 351 of the Internal Revenue Code of 1986, as amended (the "Code");

WHEREAS, the Company intends to conduct a private placement offering of its Common Stock consisting of a minimum of 1,000,000 shares at price per share of $1.00 for each share of Common Stock (the "Minimum Offering Amount"), subject to an increase of up to 10% in accordance with the terms and conditions of the Subscription Agreement (the "Maximum Increase"), with funds being placed in escrow of which at least the Minimum Offering Amount will be released simultaneously with the closing of the Share Exchange and, if applicable, subsequent closings thereafter of up to the Minimum Offering Amount and Maximum Increase (the "Equity Financing"). any equity offerings over the Maximum Increase amount will be subject to board vote needing majority approval.

WHEREAS. the Company has engaged WestPark Capital, Inc. ("WestPark") as the placement agent for the equity financing pursuant to a Placement Agent Agreement mutually acceptable to the Company and WestPark;

AGREEMENT

NOW, THEREFORE. in consideration. of the promises and of the mutual representations. warranties and agreements set forth herein, the Parties hereto agree as follows:

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ARTICLE 1.

THE SHARE EXCHANGE

1.1             The Share Exchange. Subject to the terms and conditions of this Agreement, on the Closing Date (as hereinafter defined):

(a)              the Company shall issue and deliver to PRHL the number of authorized but unissued shares of Company Common Stock set forth opposite her and/or her designees' names set forth on Schedule I hereto or pursuant to separate instructions to be delivered prior to Closing, and

(b)              if applicable. PRHL agrees to deliver to the Company duly endorsed certificates representing the TPC Membership Interests and AIC Membership Interests.

1.2             Time and Place of Closing. The closing of the Share Exchange (the "Closing") shall take place at the offices of WestPark, or at such place and time as mutually agreed upon by the Parties hereto. The date upon which the Closing occurs is defined as the "Closing Date."

1.3             Effective Time. The Share Exchange shall become effective (the "Effective Time") at such time as all of the conditions to set forth in Article 7 hereof have been satisfied or waived by the Parties hereto.

1.4             Tax Consequences. It is intended by the Parties hereto that for United States income tax purposes, the contribution and transfer of the membership Interests by the Member to the Company in exchange for the Company Shares constitutes a "tax-free" contribution of stock by the Member pursuant to the provisions of Sections 351 of the Code.

ARTICLE 2.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Members that now and/or as of the Closing:

2.1             Due Organization and Qualification; Due Authorization.

(a)               The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its respective business and properties and to carry on its business in the places and in the manner as presently conducted or proposed to be conducted. The Company is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of the Company.

(b)              The Company does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity.

(c)             The Company has all requisite corporate power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. The Company has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought, equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

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2.2             No Conflicts or Defaults. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the Certificate of Incorporation or By-laws of the Company or (b) with or without the giving of notice or the passage of time (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which the Company is a party or by which the Company is bound, or any judgment, order or decree, or any law, rule or regulation to which the Company is subject, (ii) result in the creation of, or give any party the right to create, any lien, charge, encumbrance or any other right or adverse interest (the "Liens") upon any of the assets of the Company, (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment to which the Company is a party or by which the Company's assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which. or the terms under which, the Company is to perform any duties or obligations or receive any rights or benefits under any material agreement. arrangement or commitment to which it is a party.

2.3             Capitalization. The authorized capital stock of the Company consists of 110,000,000 shares of which 100,000,000 shares have been designated as Company Common Stock and 10.000,000 shares have been designated as preferred stock, $0.0001 par value per share (the "Preferred Stock"). As of the date hereof, there are 8.250,000 shares of Company Common Stock issued and outstanding, no shares of Preferred Stock outstanding, of Company Common Stock outstanding with an exercise price of $0.0001 per share (the "Warrants"). All the outstanding shares of Company Common Stock are, and the Company Shares when issued in accordance with the terms hereof will bc, duly authorized, validly issued, fully paid and non-assessable, and have not been or, with respect to the Company Shares will not be, issued in violation of any preemptive right of stockholders. Other than as set forth on Item 2.3 to the Disclosure Schedule to this Agreement, or as contemplated by this Agreement, there is no outstanding voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling the Company to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for Company Common Stock. The Company has not granted registration rights to any person.

2.4             No Assets or Liabilities. As of the Closing, the Company shall have no more than $10,000 in liabilities. Except for the foregoing or as set forth on the Financial Statements, the Company does not have any (a) assets of any kind or (b) liabilities or obligations, whether secured or unsecured, accrued. determined, absolute or contingent, asserted or unasserted or otherwise.

2.5             Taxes. The Company has filed all United States federal, state, county and local returns and reports which were required to be filed on or prior to the date hereof in respect of all income, withholding, franchise, payroll, excise, property, sales, use, value-added or other taxes or levies, imposts. duties, license and registration fees, charges, assessments or withholdings of any nature whatsoever (together, the "Taxes"), and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of the Company and adequate reserves therefore have been established.

2.6             Indebtedness: Contracts; No Defaults. Other than as set forth in Item 2.7 of the Disclosure Schedule or as described in the Financial Statements, the Company has no material instruments, agreements, indentures, mortgages, guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which the Company is a party.

2.7             Real Property. The Company does not own or lease any real property.

2.8             Compliance with Law. The Company is in compliance with all applicable federal, state, local and foreign laws and regulations relating to the protection of the environment and human health. Then are no claims, notices, actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge of the Company, threatened against the Company that arc based on or related to any environmental matters or the failure to have any required environmental permits, and there are no past or present conditions that the Company has reason to believe are likely to give rise to any material liability or other obligations of the Company under any environmental laws.

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2.9             Permits and Licenses. The Company has all certificates of occupancy, rights, permits, certificates, licenses, franchises, approvals and other authorizations as are reasonably necessary to conduct its respective business and to own, lease, use, operate and occupy its assets, at the places and in the manner now conducted and operated, except those the absence of which would not materially adversely affect its respective business.

2.10             Litigation. There is no claim, dispute. action, suit, proceeding or investigation pending or, to the knowledge of the Company, threatened, against or affecting the business of the Company. or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge of the Company, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the twelve (12) month period preceding the date hereof. There is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of the Company. The Company has not received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, hoard, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or an) matter disclosed in respect of its business.

2.11             Insurance. The Company does not currently maintain any form of insurance.

2.12             Patents, Trademarks and Intellectual Property Rights. The Company does not own or possess any patents, trademarks, service marks, trade names. copyrights, trade secrets. licenses, information. Internet web site(s) or proprietary rights of any nature.

2.13             Securities Law Compliance. The Company has complied with all of the applicable requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act") and has complied with all applicable blue sky laws.

2.14             Conflicts of Interest The Company acknowledges that it is aware and understands the facts and circumstances of the Conflicts of Interest, as defined in Section 3.8, that may, individually and in the aggregate, create a conflict of interest The Company hereby waives each and all of the Conflicts of Interest. in addition to any other conflicts of interest that may exist or arise by virtue of the Conflicts of Interest and acknowledges that it has carefully read this Agreement, that it is consistent with the terms previously negotiated by the Parties, and understands that it is free at any time to obtain independent counsel for further guidance.

ARTICLE 3.

REPRESENTATIONS AND WARRANTIES OF TPC, AIC AND PRHL

Each of TPC and PRHL, jointly and severally, represents and warrants to the Company that now and/or as of the Closing:

3.1               Due Organization and Qualification: Due Authorization.

(a)              TPC is a limited liability company duly organized and in good standing under the laws of the State of Connecticut, with full corporate power and authority to own, lease and operate its business and properties and to carry on its business in the places and in the manner as presently conducted or proposed to he conducted. TPC is in good standing in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of TPC.

(b)              TPC does not have any subsidiaries other than those set forth in Item 3.1(b) of the Disclosure Schedule (the "Subsidiaries") and TPC does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity. Other than as set forth in Item 3.1(b) of the Disclosure Schedule, each Subsidiary is wholly owned by TPC, free and clear of all liens, and there is no contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling TPC to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for securities of TPC or any of the Subsidiaries.

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(c)              TPC has all requisite power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. TPC has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of TPC, enforceable against TPC in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

3.2               No Conflicts or Defaults. The execution and delivery of this Agreement by TPC and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the governing documents of any of the TPC or its Subsidiaries, or (b) with or without the giving of notice or the passage of time, (i) violate. conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which TPC or by which TPC or any of its respective assets arc bound. or any judgment, order or decree, or any law, rule or regulation to which their assets are subject, (ii) result in the creation of, or give any party the right to create, any lien upon any of the assets of TPC, (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform any material agreement, arrangement or commitment to which TPC is a party or by which TPC or any of its assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which TPC is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

3.3               Capitalization. The total aggregate number of authorized Membership Interests of TPC is one (1). As of the date hereof, one (I) Membership Interest are issued and outstanding. Except as set forth herein, all of the outstanding membership interest of TPC are duly authorized, validly issued, fully paid and non-assessable, and have not been or, with respect to the TPC Membership Interest will not be transferred in violation of any rights of third parties. The TPC Membership Interests are not subject to any preemptive or subscription right, any voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling TPC to issue, sell, redeem or repurchase any of its securities that will survive Closing and there is no outstanding security of any kind convertible into or exchangeable for common shares. The TPC Membership Interest are owned of record and beneficially by the Member and free and clear of any liens, claims, encumbrances, or restrictions of any kind.

3.4               Taxes. TPC has filed all returns and reports which were required to be filed on or prior to the date hereof, and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of TPC and adequate reserves therefore have been established. All such returns and reports filed on or prior to the date hereof have been properly prepared and arc true, correct (and to the extent such returns reflect judgments made by TPC such judgments were reasonable under the circumstances) and complete in all material respects. No extension for the filing of any such return or report is currently in effect No tax return or tax return liability of TPC has been audited or, presently under audit. All taxes and any penalties. fines and interest which have been asserted to be payable as a result of any audits have been paid. TPC has not given or been requested to give waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest). There are no claims pending for past due Taxes. All payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of TPC have been paid or shall he paid prior to the Closing and have been duly provided for on the books and records of TPC and in the financial statements of TPC.

3.5               Indebtedness; Contracts; No Defaults. Other than as set forth in Item 3.5 of the Disclosure Schedule, TPC has no material instruments, agreements, indentures, mortgages, guarantees. notes. commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which TPC is a party.

3.6               Compliance with Law. Except as specified in Item 3.6 of the Disclosure Schedule, TPC is conducting its business in material compliance with all applicable law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers material to its business. Except as specified in Item 3.6 of the Disclosure Schedule, TPC has not received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.

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3.7               Litigation.

(a)               There is no claim, dispute, action, suit, proceeding or investigation pending or threatened, against or affecting TPC or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the twelve (12) month period preceding the date hereof, except as specified in Item 3.7 of the Disclosure Schedule;

(b)              there is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting TPC; and

(c)              TPC has not received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

3.8               Conflict of Interest. TPC acknowledges that it is aware and understands the following facts and circumstances that may, individually or in the aggregate, create a conflict of interest:

(a)              WestPark, a FINRA member, will be the placement agent for the Equity Financing and WestPark will be paid a commission of the gross proceeds from the Equity Financing for its services;

(b)              WestPark Financial Services LLC, which is the parent company of WestPark and of which Richard Rappaport controls and serves as Chief Executive Officer and Chairman, is the sole stockholder of the Company beneficially holding 100% of the Company's issued and outstanding Common Stock and Warrants (prior to the Share Exchange);

(c)              Richard Rappaport, who is the founder and Chief Executive Officer of WestPark and indirectly holds a 100% interest in WestPark is the President and a Director of the Company, and is a controlling stockholder of the Company beneficially holding a majority of the Company's issued and outstanding Common Stock and Warrants (prior to the Share Exchange, consisting of the Common Stock and Warrants held by WestPark Financial Services, LLC); and

(d)              TPC hereby waives each and all of the Conflicts of Interest, in addition to any other conflicts of interest that may exist or arise by virtue of the Conflicts of Interest and acknowledges that it has carefully read this Agreement, that it is consistent with the terms previously negotiated by the Parties, and understands that it is free at any time to obtain independent counsel for further guidance.

3.9               Due Organization and Qualification; Due Authorization.

(a)              AIC is a limited liability company duly organized and in good standing under the laws of the State of Connecticut, with full corporate power and authority to own, lease and operate its business and properties and to carry on its business in the places and in the manner as presently conducted or proposed to be conducted. AIC is in good standing in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of Tit.

(b)              AIC does not have any subsidiaries other than those set forth in Item 3.1(b) of the Disclosure Schedule (the "Subsidiaries") and AIC does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity. Other than as set forth in Item 3.1(b) of the Disclosure Schedule, each Subsidiary is wholly owned by AIC, free and clear of all liens, and there is no contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling AIC to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for securities of AIC or any of the Subsidiaries.

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(c)               AIC has all requisite power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. NC has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of AIC. enforceable against AIC in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

3.10             No Conflicts or Defaults. The execution and delivery of this Agreement by NC and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the governing documents of any of the AIC or its Subsidiaries, or (b) with or without the giving of notice or the passage of time. (i) violate, conflict with, or result in a breach of, or a default or loss of rights under. any material covenant, agreement, mortgage, indenture, lease, instrument permit or license to which AIC or by which AIC or any of its respective assets are bound, or any judgment, order or decree, or any law, rule or regulation to which their assets are subject, (ii) result in the creation of, or give any party the right to create. any lien upon any of the assets of AIC, (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform any material agreement, arrangement or commitment to which AIC is a party or by which AIC or any of its assets are bound. or (iv) accelerate or modify, or give any party the right to accelerate or modify. the time within which, or the terms under which AIC is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

3.11             Capitalization. The total aggregate number of authorized Membership Interests of AIC is one (1). As of the date hereof, one (1) Membership Interest are issued and outstanding. Except as set forth herein, all of the outstanding membership interest of AIC are duly authorized, validly issued, fully paid and non-assessable, and have not been or, with respect to the AIC Membership Interest, will not be transferred in violation of any rights of third parties. The AIC Membership Interests are not subject to any preemptive or subscription right, any voting mist agreement or other contract, agreement arrangement, option, warrant, call, commitment or other right of any character obligating or entitling AIC to issue, sell, redeem or repurchase any of its securities that will survive Closing and there is no outstanding security of any kind convertible into or exchangeable for common shares. The AIC Membership Interest are owned of record and beneficially by the Member and free and clear of any liens, claims, encumbrances, or restrictions of any kind.

3.12             Taxes. AK has filed all returns and reports which were required to be filed on or prior to the date hereof and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable. or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged. the same have been properly reflected as a liability on the books and records of NC and adequate reserves therefore have been established. All such returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by AIC such judgments were reasonable under the circumstances) and complete in all material respects. No extension for the filing of any such return or report is currently in effect. No tax return or tax return liability of AIC has been audited or, presently under audit. All taxes and any penalties, lines and interest which have been asserted to be payable as a result of any audits have been paid. AIC has not given or been requested to give waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest). There are no claims pending for past due Taxes. All payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of AIC have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of AIC and in the financial statements of AIC.

3.13             Indebtedness; Contracts; No Defaults. Other than as set forth in Item 3.5 of the Disclosure Schedule, AIC has no material instruments, agreements. indentures, mortgages. guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which AIC is a party.

3.14             Compliance with Law. Except as specified in Item 3.6 of the Disclosure Schedule, AIC is conducting its business in material compliance with all applicable law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers material to its business. Except as specified in Item 3.6 of the Disclosure Schedule, AIC has not received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.

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3.15             Litigation.

(a)              There is no claim, dispute, action, suit, proceeding or investigation pending or threatened, against or affecting AIC or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the twelve (12) month period preceding the date hereof, except as specified in Item 3.7 of the Disclosure Schedule;

(b)              there is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting AIC; and

(c)              AIC has not received any written or verbal inquiry from any federal, state, local. foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

3.16             Conflict of Interest. AIC acknowledges that it is aware and understands the following facts and circumstances that may, individually or in the aggregate, create a conflict of interest:

(a)              WestPark, a FINRA member, will be the placement agent for the Equity Financing and WestPark will be paid a commission of the gross proceeds from the Equity Financing for its services;

(b)              WestPark Financial Services LLC, which is the parent company of WestPark and of which Richard Rappaport controls and serves as Chief Executive Officer and Chairman, is the sole stockholder of the Company beneficially holding 100% of the Company's issued and outstanding Common Stock and Warrants (prior to the Share Exchange);

(c)              Richard Rappaport, who is the founder and Chief Executive Officer of WestPark and indirectly holds a 100% interest in WestPark is the President and a Director of the Company. and is a controlling stockholder of the Company beneficially holding a majority of the Company's issued and outstanding Common Stock and Warrants (prior to the Share Exchange, consisting of the Common Stock and Warrants held by WestPark Financial Services, LLC); and

(d)              AIC hereby waives each and all of the Conflicts of Interest, in addition to any other conflicts of interest that may exist or arise by virtue of the Conflicts of Interest and acknowledges that it has carefully read this Agreement, that it is consistent with the terms previously negotiated by the Panics, and understands that it is free at any time to obtain independent counsel for further guidance.

ARTICLE 4.

REPRESENTATION AND WARRANTIES OF THE MEMBERS

The PRHL hereby represents and warrants to the Company that now and/or as of the Closing:

4.1              Title to Membership Interest. Each of the Members is the legal and beneficial owner of the TPC Membership Interests and AIC Membership Interests to be transferred to the Company by such Members as set forth opposite each Member's name in Schedule II hereto, and upon consummation of the Share Exchange contemplated herein, the Company will acquire from each of the Members good and marketable title to the TPC Membership Interests and AIC Membership Interests, free and clear of all liens excepting only such restrictions hereunder upon future transfers by the Company, if any, as may be imposed by applicable law. The information set forth on Schedule II with respect to PRHL is accurate and complete.

4.2               Due Authorization. PRHL has all requisite power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. This Agreement constitutes the valid and binding obligation of PRHL, enforceable against PRHL in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

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4.3               Purchase for Investment.

(a)               PRHL is acquiring the Company Shares for investment for such PRHL's own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and PRHL has no present intention of selling, granting any participation in, or otherwise distributing the same. PRHL further represents that he, she or it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Company Shares.

(b)              PRHL understands that the Company Shares are not registered under the Securities Act on the ground that the sale and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof. and that the Company's reliance on such exemption is predicated on such PRHL's representations set forth herein.

4.4               Investment Experience. PRHL acknowledges that he, she or it can bear the economic risk of its investment and has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of the investment in the Company Shares.

4.5               Information. PRHL has carefully reviewed such information as he. she or it deemed necessary to evaluate an investment in the Company Shares. To the full satisfaction of PRHL, he, she or it has been furnished all materials that he, she or it has requested relating to the Company and the issuance of the Company Shares hereunder, and each PRHL has been afforded the opportunity to ask questions of representatives of the Company to obtain any information necessary to verify the accuracy of any representations or information made or given to him, her or it. Notwithstanding the foregoing, nothing herein shall derogate from or otherwise modify the representations and warranties of the Company set forth in this Agreement, on which PRHL has relied in making an exchange of the TPC Membership Interests and AIC Membership Interests for the Company Shares.

4.6               Restricted Securities. PRHL understands that the Company Shares may not be sold, transferred, or otherwise disposed of without registration wider the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Company Shares or any available exemption from registration under the Securities Act, the Company Shares must be held indefinitely. Each Member is aware that the Company Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about the Company.

4.7               Exempt Issuance. PRHL acknowledges that he must assure the Company that the offer and sale of the Company Shares to PRHL qualifies for an exemption from the registration requirements imposed by the Securities Act and from applicable securities laws of any state of the United States. Each Member agrees that he qualifies as an "accredited investor," as that term is defined in Rule 501 of Regulation 1), promulgated under the Securities Act.

ARTICLE 5.
COVENANTS

5.1               Further Assurances. Each of the Parties shall use its reasonable commercial efforts to proceed promptly with the transactions contemplated herein, to fulfill the conditions precedent for such Party's benefit or to cause the same to be fulfilled and to execute such further documents and other papers and perform such further acts as may he reasonably required or desirable to carry out the provisions of this Agreement and to consummate the transactions contemplated herein.

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ARTICLE 6.
DELIVERIES

6.1               Items to be delivered to PRHL, prior to or at Closing by the Company.

(a)              Certificate of Incorporation and amendments thereto, By-laws and amendments thereto. and certificate of good standing of the Company in Delaware;

(b)              all applicable schedules hereto;

(c)              all minutes and resolutions of board of director and stockholder meetings in possession of the Company;

(d)              stockholder list;

(e)               all financial statements and all tax returns in possession of the Company;

(f)               resolution from the Company's Board of Directors appointing the designees of the Members to the Company's Board of Directors;

(g)               resolution from the Company's Board of Directors, and if applicable, stockholder resolutions approving this transaction and authorizing the issuances of the shares hereto;

(h)              letters of resignation from the Company's current officers and directors to be effective upon Closing and after the appointments described in this section. as requested by PRHL; and

(i)                any other document reasonably requested by PRHL, that it deems necessary for the consummation of this transaction.

6.2               Items to be delivered to the Company prior to or at Closing by TPC, AIC and PRHL

(a)               all applicable schedules hereto;

(b)               instructions from the PRHL appointing their designees to the Company's Board of Directors;

(c)              share certificates and duly executed instruments of transfer and bought and sold notes from the Members transferring the TPC Membership Interests and AIC Membership Interests to the Company;

(d)              resolutions from: (i) the Board of Directors of TPC and AIC and, if applicable, PRHL resolutions approving the transactions contemplated hereby;

(e)              payment of all liabilities of the Company of up to $10,000 directly out of the proceeds of the Equity Financing to the appropriate creditors of the Company which shall include indebtedness owed to Company stockholders and fees owing to Company lawyers, accountants and similar parties; and

(f)               any other document reasonably requested by the Company that it deems necessary for the consummation of this transaction.

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ARTICLE 7.

CONDITIONS PRECEDENT

7.1               Conditions Precedent to Closing. The obligations of the Parties to consummate the transactions contemplated by this Agreement shall be and are subject to fulfillment, prior to or at the Closing, of each of the following conditions:

(a)               Each of the representations and warranties of the Parties contained herein shall be true and correct at the time of the Closing Date as if such representations and warranties were made at such time except for changes permitted or contemplated by this Agreement;

(b)              The Parties shall have performed or complied with all agreements. terms and conditions required by this Agreement to be performed or complied with by them prior to or at the time of the Closing;

(c)              The Company shall have affected and completed an initial closing of the Equity Financing of at least the Minimum Offering Amount;

(d)              The Company and WestPark shall have entered into a Placement Agent Agreement on mutually acceptable terms for WestPark's engagement as the placement agent for the Equity Financing;

(e)              The Share Exchange Agreements between the Company and Advanced E Lighting, LLC and Rescom Energy, LLC shall have been fully executed and delivered by the parties thereto; and

(f)                All agreements and documents required to be executed and delivered at the initial closing of the Equity Financing pursuant to the Placement Agent Agreement shall have been duly executed and delivered by the necessary persons and/or entities prior to the Closing.

(g)              TPC Management Company, LLC shall be issued an aggregate of six million (6.000,000) shares of common stock of the Company for its contribution of the Portal Technology and their appointment as officers and directors of the Company as of and at Closing.

7.2               Conditions to Obligations of the Member. The obligations of PRHL shall be subject to fulfillment, prior to or at the Closing, of each of the following conditions:

(a)             The Company shall have received all of the regulatory, stockholder and other third-party consents, permits, approvals and authorizations necessary to consummate the transactions contemplated by this Agreement; and

(b)              To the extent that the liabilities of the Company exceed $10,000 as of the Closing, the Company stockholders shall have satisfied and paid such excess liabilities in full.

(c)              The Member shall have received all of the regulatory, board of directors/managers. shareholders/members, and other third-party consents, permits, approvals and authorizations necessary to consummate the transactions contemplated by this Agreement;

(d)              The Company shall have obtained the evidence of waiver/cancellation the note issued by The Power Company USA LLC to Premier Holding Corp. in the amount of approximately $3,076,500.

7.3               Conditions to Obligations of the Company. The obligations of the Company shall be subject to fulfillment, prior to or at the Closing, of each of the following conditions:

(a)              PRHL shall have received all of the regulatory, board of directors/managers, shareholders/members, and other third-party consents, permits, approvals and authorizations necessary to consummate the transactions contemplated by this Agreement;

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(b)              PRHL shall have delivered to the Company the share certificates and duly executed instruments of transfer and bought and sold notes from the Members transferring the TPC Membership Interests and AIC Membership Interests to the Company; and

(c)              All liabilities of the Company up to $10,000 shall be paid directly out of the proceeds of the Equity Financing to the appropriate creditors, which shall include indebtedness owed to the Company stockholders and fees owing to lawyers, accountants and similar parties.

ARTICLE 8.
TERMINATION

8.1               Termination. This Agreement may be terminated at any time before or at Closing by:

(a)              The mutual agreement of the Parties;

(b)              Any Party if:

(i)               Any provision of this Agreement applicable to a Party shall be materially untrue or fail to be accomplished; or

(ii)             Any legal proceeding shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of this Agreement or

(iii)           Any of the conditions set forth in Section 7.1, Section 7.2 or Section 7.3 shall not have been, or if it becomes apparent that any of such conditions will not be, fulfilled by June 1, 2018.

Upon termination of this Agreement for any reason, in accordance with the terms and conditions set forth in this paragraph, each said Party shall bear all costs and expenses as each Party has incurred.

ARTICLE 9.

MISCELLANEOUS

9.1               Survival of Representations, Warranties and Agreements. Each of the Parties hereto is executing and carrying out the provisions of this Agreement in reliance upon the representations, warranties and covenants and agreements contained in this Agreement or at the closing of the transactions herein provided for and not upon any investigation which it might have made or any representations, warranty, agreement, promise or information, written or oral, made by the other Party or any other person other than as specifically set forth herein. Except as specifically set forth in this Agreement, representations and warranties and statements made by a Party to in this Agreement or in any document or certificate delivered pursuant hereto shall not survive the Closing Date, and no claims made by virtue of such representations, warranties, agreements and covenants shall be made or commenced by any Party hereto from and after the Closing Date.

9.2               Access to Books and Records. During the course of this transaction through Closing, each Party agrees to make available for inspection all corporate books, records and assets, and otherwise afford to each other and their respective representatives, reasonable access to all documentation and other information concerning the business, financial and legal conditions of each other for the purpose of conducting a due diligence investigation thereof. Such due diligence investigation shall be for the purpose of satisfying each Party as to the business, financial and legal condition of each other for the purpose of determining the desirability of consummating the proposed transaction. The Parties further agree to keep confidential and not use for their own benefit, except in accordance with this Agreement any information or documentation obtained in connection with any such investigation.

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9.3               Further Assurances. If at any time after the Closing, the Parties shall consider or be advised that any further deeds, assignments or assurances in law or that any other things are necessary, desirable or proper to complete the Share Exchange in accordance with the terms of this Agreement or to vest, perfect or confirm, of record or otherwise. the title to any property or rights of the Parties hereto, the Parties agree that their proper officers and directors shall execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary, desirable or proper to vest perfect or confirm title to such property or rights and otherwise to carry out the purpose of this Agreement, and that the proper officers and directors of the Parties are fully authorized to take any and all such action.

9.4               Notice. All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by, prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the Party for whom intended, as follows, or to such other address or facsimile number as may be furnished by such Party by notice in the manner provided herein:

Attention:

If to [TPC]

Address:

Attn:
Fax:
Email:

[Law Firm]

Attn:
Address:

Fax:
Email:

If to [AIC]:

Address: 1165 N Clark St., Suite 400, Chicago, IL 60610

Attn: Patrick Farah

Fax: 800-864-4029

Email: pfarah@thepowercompany.com

[Law Firm]

Attn:

Address:
Fax:

Email:

If to [PRHL]:

Address: 1382 Valencia Ave, Suite F, Tustin, CA 92780

Attn: Randall Letcavage

Fax: (949) 666-6340

Email: rletcavage@prhlcorp.com

[Law Firm] Law Offices of Darryl C. Sheetz

Attn: Darryl C. Sheetz

Address: 335 Centennial Way, Suite 100, Tustin, CA 92780

Fax: (949) 553-0390

Email: dcsheetz@aol.com

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If to the Company:

AOTS 42, INC.

1900 Avenue of the Stars. Suite 310

Los Angeles, CA 90067

Attn: Richard Rappaport
Fax: 310-843-9389

Email: r@wpcapital.com

With a copy to:

Julie E. Kamps, Esq.

1900 Avenue of the Stars, Suite 310

Los Angeles, CA 90067

Attn: Julie E. Kamps, Esq.

Fax: 310-843-9389

Email: jkamps@wpcfs.com

9.5               Entire Agreement. This Agreement, the Disclosure Schedule and any instruments and agreements to be executed pursuant to this Agreement, sets forth the entire understanding of the Parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the Parties hereto. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any Party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

9.6               Successors and Assigns. This Agreement shall be binding upon, enforceable against and inure to the benefit of, the Parties and designees hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person. This Agreement may not be assigned by any Party hereto except with the prior written consent of the other Parties, which consent shall not be unreasonably withheld.

9.7               Governing Law. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of Delaware are applicable to agreements made and fully to be performed in such state, without giving effect to conflicts of law principles.

9.8               Counterparts. This Agreement may be executed in multiple counterparts, which may be facsimiles, each of which shall be deemed an original. but all of which together shall constitute one and the same instrument.

9.9               Construction. Headings contained in this Agreement are for convenience only and shall not be used in the interpretation of this Agreement. References herein to Articles, Sections and Exhibits are to the articles. sections and exhibits, respectively, of this Agreement. The Disclosure Schedule is hereby incorporated herein by reference and made a part of this Agreement. As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates.

9.10             Severability. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first set forth above.

AOTS 42, INC.

By: /s/ Richard Rappaport
Name: Richard Rappaport
Title: President

THE POWER COMPANY USA, LLC

By: /s/ Randall Letcavage
Name: Randall Letcavage
Title: CEO

ADVANCED ILLUMINATING COMPANY, LLC

By: /s/ Patrick Farah
Name: Patrick Farah
Title: Managing Partner

PREMIER HOLDING CORPORATION

By: /s/ Randall Letcavage
Name: Randall Letcavage
Title: CEO

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SCHEDULE I

COMPANY SHARES TO BE ISSUED TO PRHL MEMBERS AND/OR DESIGNEES

Name	Number of Company Shares
Premier Holding Corporation	19,250.000

Total	19,250,000

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SCHEDULE II

TPC MEMBERSHIP INTERESTS TO BE TRANSFERRED TO COMPANY

Name	Number/Percentage of TPC Membership Interests	Percent of TPC
Premier Holding Corporation		100%
		%

Total		100%

AIC MEMBERSHIP INTERESTS TO BE TRANSFERRED TO COMPANY

Name	Number/Percentage of AIC Membership Interests	Percent of AIC
Premier Holding Commotion		100%
		%

Total		100%

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SCHEDULE III

WestPark Capital Financial Services, LLC Shares for Second Registration Statement*

Name	Number of Company Shares	Number of Company Warrants
WestPark Capital Financial Services, LLC

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DISCLOSURE SCHEDULE

ITEM 2.3 — CAPITALIZATION

The Company entered into a Share and Warrant Cancellation Agreement with WestPark Capital Financial Services, Inc. as indicated in the Share Exchange Agreement.

ITEM 2.7 - INDEBTEDNESS; CONTRACTS; NO DEFAULTS

As set forth in the Financial Statements.

ITEM 3.1(b) - SUBSIDIARIES

Subsidiaries	Jurisdiction of Organization
N/A	N/A

ITEM 3.5 — MATERIAL INSTRUMENTS

Material agreements as described in the Confidential Private Placement Memorandum have been provided to the Company.

ITEM 3.6 — COMPLIANCE WITH THE LAW

ITEM 3.7— LITIGATION

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ADDENDUM

This Addendum (the “Addendum”) to a Membership Interest and Exchange Contribution Agreement dated March 23, 2018 between AOTS 42, The Power Company, USA, L.L.C., American Illuminating Company, L.L.C., and Premier Holding Corp. (the “Agreement”) is made effective as of October 15, 2018. Accordingly, the Agreement is hereby amended as follows:

1.	The signature on page 17 of the Agreement on behalf of The Power Company, LLC shall be signed by Patrick Farah, its Managing Member,

2.	Schedule III found on page iii of the Agreement shall be set forth as follows:

Richard Rapport Shares for Second Registration Statement*

Name	Number of Company Shares	Number of Company Warrants
WestPark Capital Financial Services, LLC	2,900,000	7,096,390
Gerry Martin	5,400,000

3.	In all other respects, the Agreement shall remain the same.

BY:

AOTS 42, INC	THE POWER COMPANY USA, LLC
Richard Rappaport	Patrick Farah

Signed: ______________________	Signed: ______________________
Title: President	Title: Managing Member
Dated: October 15, 2018	Dated: October 15, 2018

ADVANCED ILLUMINATING COMPANY, LLC	PREMIER HOLDING CORPORATION
Patrick Farah	Randall Letcavage

Signed: ______________________	Signed: ______________________
Title: Managing Member	Title: CEO
Date: October 15, 2018	Date: October 15, 2018

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Exhibit B

MEMBERSHIP INTEREST EXCHANGE AND CONTRIBUTION AGREEMENT

This membership interest exchange and contribution agreement (the "Agreement"), dated for reference purposes only as of this 16 day of March, 2018 ("Execution Date"), by and among AOTS 42, INC., a Delaware corporation (the "Company"); RESCOM ENERGY, LLC, a Connecticut limited liability company ("RESCOM"); and PowerOne Corporation, a Nevada corporation and the sole Member of RESCOM ("Member"), who has executed a counterpart signature page to this Agreement. The Company, RESCOM, and the Member are individually referred to herein as a "Party" and collectively as the "Parties."

RECITALS

WHEREAS, the capitalization of Rescom consists of one (1) Membership Interest (the "Membership Interest"), all of which are held by the Member;

WHEREAS, the Company desires to acquire from the Member and the Member desires to contribute to the Company, all of the issued and outstanding membership interests of RESCOM (the "Rescom Membership Interest") in exchange for the issuance by the Company of an aggregate of ten million (10,000,000) shares (the "Rescom Contribution") of the Company's common stock, $0.0001 par value per share (the "Common Stock"), to the Member on the terms and conditions set forth herein (the "Share Exchange");

WHEREAS, the contribution and exchange contemplated hereby (the "Contribution and Exchange") in addition to the: (i) contribution by Advanced E Lighting, LLC ("Advanced") in exchange for six million (6,000,000) Company Shares (the "Advance Contribution"): (ii) contribution by Premier Holding Corporation, Units of The Power Company USA, LLC and Advanced Illuminating Company, LLC ("Power") in exchange for nineteen million two hundred fifty thousand (19,250,000) Company Shares (the "Premier Contribution"); (iii) contribution by TPC Management Company, LLC, ("TPMC") of the Portal Technology in exchange for six million (6,000,000) Company Shares (the "Technology Contribution").

WHEREAS the "Advance Contribution", the "Premier Contribution", the "Technology Contribution" and the "Rescom Contribution", (hereinafter collectively referred to as the "351 Contributions"), is intended to qualify as an integrated contribution and exchange as described under Section 351 of the Internal Revenue Code of 1986, as amended (the "Code").

WHEREAS, the Company intends to conduct a private placement offering of its Common Stock consisting of a minimum of 1,000,000 shares at price per share of $1.00 for each share of Common Stock (the "Minimum Offering Amount"), subject to an increase of up to 10% in accordance with the terms and conditions of the Subscription Agreement (the "Maximum Increase"), with funds being placed in escrow of which at least the Minimum Offering Amount will be released simultaneously with the closing of the Share Exchange and, if applicable, subsequent closings thereafter of up to the Minimum Offering Amount and Maximum Increase (the "Equity Financing"); any equity offerings over the Maximum Increase amount will be subject to board vote needing majority approval.

WHEREAS, the Company has engaged WestPark Capital, Inc. ("WestPark") as the placement agent for the equity financing pursuant to a Placement Agent Agreement mutually acceptable to the Company, Member and WestPark;

AGREEMENT

NOW, THEREFORE, in consideration, of the promises and of the mutual representations, warranties and agreements set forth herein, the Parties hereto agree as follows:

B-1

ARTICLE 1.

THE SHARE EXCHANGE

1.1           The Share Exchange, Subject to the terms and conditions of this Agreement, on the Closing Date (as hereinafter defined):

(a)             the Company shall issue and deliver to the Member the number of authorized but unissued shares of Company Common Stock set forth opposite her and/or her designees' names set forth on Schedule I hereto or pursuant to separate instructions to be delivered prior to Closing, and

(b)             if applicable, the Member agree to deliver to the Company duly endorsed certificates representing the Rescom Membership Interest.

1.2           Time and Place of Closing. The closing of the Share Exchange (the "Closing") shall take place at the offices of WestPark, or at such place and time as mutually agreed upon by the Parties hereto, The date upon which the Closing occurs is defined as the "Closing Date."

1.3           Effective Time. The Share Exchange shall become effective (the "Effective Time") at such time as all of the conditions to set forth in Article 7 hereof have been satisfied or waived by the Parties hereto.

1.4           Tax Consequences. It is acknowledged that Rescom has elected to be taxed as an association pursuant to a Form 8832 effective for the 2015 tax year, and it is intended by the Parties hereto that for United States income tax purposes, the contribution and transfer of the Rescom Membership Interest by the Member to the Company in exchange for the Company Shares constitutes a "tax-free" contribution of stock by the Member pursuant to the provisions of Sections 351 of the Code.

ARTICLE 2.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Members that now and/or as of the Closing:

2.1           Due Organization and Qualification; Due Authorization.

(a)              The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its respective business and properties and to carry on its business in the places and in the manner as presently conducted or proposed to be conducted. The Company is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of the Company.

(b)              The Company does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity.

(c)             The Company has all requisite corporate power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. The Company has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought, equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

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2.2           No Conflicts or Defaults. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the Certificate of Incorporation or By-laws of the Company or (b) with or without the giving of notice or the passage of time (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which the Company is a party or by which the Company is bound, or any judgment, order or decree, or any law, rule or regulation to which the Company is subject, (ii) result in the creation of, or give any party the right to create, any lien, charge, encumbrance or any other right or adverse interest (the "Liens") upon any of the assets of the Company, (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment to which the Company is a party or by which the Company's assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which, the Company is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

2.3           Capitalization. The authorized capital stock of the Company consists of 110,000,000 shares of which 100,000,000 shares have been designated as Company Common Stock and 10,000,000 shares have been designated as preferred stock, $0.0001 par value per share (the "Preferred Stock"). As of the date hereof, there are 8,250,000 shares of Company Common Stock issued and outstanding, no shares of Preferred Stock outstanding, of Company Common Stock outstanding with an exercise price of $0.0001 per share (the "Warrants"). All the outstanding shares of Company Common Stock are, and the Company Shares when issued in accordance with the terms hereof will be, duly authorized, validly issued, fully paid and non-assessable, and have not been or, with respect to the Company Shares will not be, issued in violation of any preemptive right of stockholders. Other than as set forth on Item 2.3 to the Disclosure Schedule to this Agreement, or as contemplated by this Agreement, there is no outstanding voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling the Company to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for Company Common Stock. The Company has not granted registration rights to any person.

2.4           No Assets or Liabilities. As of the Closing, the Company shall have no more than $10,000 in liabilities. Except for the foregoing or as set forth on the Financial Statements, the Company does not have any (a) assets of any kind or (b) liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise.

2.5           Taxes. The Company has filed all United States federal, state, county and local returns and reports which were required to be filed on or prior to the date hereof in respect of all income, withholding, franchise, payroll, excise, property, sales, use, value-added or other taxes or levies, imposts, duties, license and registration fees, charges, assessments or withholdings of any nature whatsoever (together, the "Taxes"), and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of the Company and adequate reserves therefore have been established.

2.6           Indebtedness; Contracts; No Defaults. Other than as set forth in Item 2.7 of the Disclosure Schedule or as described in the Financial Statements, the Company has no material instruments, agreements, indentures, mortgages, guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which the Company is a party.

2.7           Real Property. The Company does not own or lease any real property.

2.8           Compliance with Law. The Company is in compliance with all applicable federal, state, local and foreign laws and regulations relating to the protection of the environment and human health. There are no claims, notices, actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge of the Company, threatened against the Company that are based on or related to any environmental matters or the failure to have any required environmental permits, and there are no past or present conditions that the Company has reason to believe are likely to give rise to any material liability or other obligations of the Company under any environmental laws.

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2.9           Permits and Licenses. The Company has all certificates of occupancy, rights, permits, certificates, licenses, franchises, approvals and other authorizations as are reasonably necessary to conduct its respective business and to own, lease, use, operate and occupy its assets, at the places and in the manner now conducted and operated, except those the absence of which would not materially adversely affect its respective business.

2:10         Litigation. There is no claim, dispute, action, suit, proceeding or investigation pending or, to the knowledge of the Company, threatened, against or affecting the business of the Company, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge of the Company, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the twelve (12) month period preceding the date hereof. There is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of the Company. The Company has not received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

2.11         Insurance. The Company does not currently maintain any form of insurance.

2.12         Patents, Trademarks and Intellectual Property Rights. The Company does not own or possess any patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, Internet web site(s) or proprietary rights of any nature.

2.13         Securities Law Compliance. The Company has complied with all of the applicable requirements of the Securities Act of 1933, as amended (the "Securities Act") the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and has complied with all applicable blue sky laws.

2.14         Conflicts of Interest. The Company acknowledges that it is aware and understands the facts and circumstances of the Conflicts of Interest, as defined in Section 3.8, that may, individually and in the aggregate, create a conflict of interest. The Company hereby waives each and all of the Conflicts of Interest, in addition to any other conflicts of interest that may exist or arise by virtue of the Conflicts of Interest and acknowledges that it has carefully read this Agreement, that it is consistent with the terms previously negotiated by the Parties, and understands that it is free at any time to obtain independent counsel for further guidance.

ARTICLE 3.

REPRESENTATIONS AND WARRANTIES OF RESCOM AND THE MEMBERS

Each of RESCOM and the Member, jointly and severally, represents and warrants to the Company that now and/or as of the Closing:

3.1           Due Organization and Qualification; Due Authorization.

(a)             RESCOM is a limited liability company duly organized and in good standing under the laws of the State of Connecticut, with full corporate power and authority to own, lease and operate its business and properties and to carry on its business in the places and in the manner as presently conducted or proposed to be conducted. RESCOM is in good standing in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of Rescom.

(b)             RESCOM does not have any subsidiaries other than those set forth in Item 3.1(b) of the Disclosure Schedule (the "Subsidiaries") and RESCOM does not own, directly or indirectly, any capital stock, equity or interest in any corporation, finn, partnership, joint venture or other entity. Other than as set forth in Item 3.1(b) of the Disclosure Schedule, each Subsidiary is wholly owned by RESCOM, free and clear of all liens, and there is no contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling RESCOM to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for securities of RESCOM or any of the Subsidiaries.

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(c)             RESCOM has all requisite power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. RESCOM has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of RESCOM, enforceable against RESCOM in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

3.2           No Conflicts or Defaults. The execution and delivery of this Agreement by RESCOM and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the governing documents of any of the RESCOM or its Subsidiaries, or (b) with or without the giving of notice or the passage of time, (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which RESCOM or by which RESCOM or any of its respective assets are bound, or any judgment, order or decree, or any law, rule or regulation to which their assets are subject, (ii) result in the creation of or give any party the right to create, any lien upon any of the assets of RESCOM, (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform any material agreement, arrangement or commitment to which RESCOM is a party or by which RESCOM or any of its assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which RESCOM is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

3.3           Capitalization. The total aggregate number of authorized Membership Interests of RESCOM is one (1). As of the date hereof, one (1) Membership Interest are issued and outstanding. Except as set forth herein, all of the outstanding membership interest of RESCOM are duly authorized, validly issued, fully paid and non-assessable, and have not been or, with respect to the Rescom Membership Interest, will not be transferred in violation of any rights of third panics. The Rescom Membership Interest are not subject to any preemptive or subscription right, any voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling RESCOM to issue, sell, redeem or repurchase any of its securities that will survive Closing and there is no outstanding security of any kind convertible into or exchangeable for common shares. The Rescom Membership Interest are owned of record and beneficially by the Member and free and clear of any liens, claims, encumbrances, or restrictions of any kind.

3.4           Taxes. RESCOM has filed all returns and reports which were required to be filed on or prior to the date hereof, and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of RESCOM and adequate reserves therefore have been established. All such returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by RESCOM such judgments were reasonable under the circumstances) and complete in all material respects. No extension for the filing of any such return or report is currently in effect. No tax return or tax return liability of RESCOM has been audited or, presently under audit. All taxes and any penalties, fines and interest which have been asserted to be payable as a result of any audits have been paid. RESCOM has not given or been requested to give waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest). There are no claims pending for past due Taxes. All payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of RESCOM have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of RESCOM and in the financial statements of RESCOM.

3.5           Indebtedness; Contracts; No Defaults. Other than as set forth in Item 3.5 of the Disclosure Schedule, RESCOM has no material instruments, agreements, indentures, mortgages, guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which RESCOM is a party.

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3.6           Compliance with Law. Except as specified in Item 3.6 of the Disclosure Schedule, RESCOM is conducting its business in material compliance with all applicable law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers material to its business. Except as specified in Item 3.6 of the Disclosure Schedule, RESCOM has not received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.

3.7           Litigation.

(a)              There is no claim, dispute, action, suit, proceeding or investigation pending or threatened, against or affecting RESCOM or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the twelve (12) month period preceding the date hereof, except as specified in Item 3.7 of the Disclosure Schedule;

(b)             there is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting RESCOM; and

(c)             RESCOM has not received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

3.8           Conflict of Interest. RESCOM acknowledges that it is aware and understands the following facts and circumstances that may, individually or in the aggregate, create a conflict of interest:

(a)             WestPark, a FINRA member, will be the placement agent for the Equity Financing and WestPark will be paid a commission of the gross proceeds from the Equity Financing for its services;

(b)             WestPark Financial Services LLC, which is the parent company of WestPark and of which Richard Rappaport controls and serves as Chief Executive Officer and Chairman, is the sole stockholder of the Company beneficially holding 100% of the Company's issued and outstanding Common Stock and Warrants (prior to the Share Exchange);

(c)             Richard Rappaport, who is the founder and Chief Executive Officer of WestPark and indirectly holds a 100% interest in WestPark is the President and a Director of the Company, and is a controlling stockholder of the Company beneficially holding a majority of the Company's issued and outstanding Common Stock and Warrants (prior to the Share Exchange, consisting of the Common Stock and Warrants held by WestPark Financial Services, LLC); and

(d)             RESCOM hereby waives each and all of the Conflicts of Interest, in addition to any other conflicts of interest that may exist or arise by virtue of the Conflicts of Interest and acknowledges that it has carefully read this Agreement, that it is consistent with the terms previously negotiated by the Parties, and understands that it is free at any time to obtain independent counsel for further guidance.

ARTICLE 4.

REPRESENTATION AND WARRANTIES OF THE MEMBERS

The Member, jointly and severally, hereby represents and warrants to the Company that now and/or as of the Closing:

4.1           Title to Membership Interest. Each of the Members is the legal and beneficial owner of the Rescom Membership Interests to be transferred to the Company by such Members as set forth opposite each Member's name in Schedule II hereto, and upon consummation of the Share Exchange contemplated herein, the Company will acquire from each of the Members good and marketable title to the Rescom Membership Interests, free and clear of all liens excepting only such restrictions hereunder upon future transfers by the Company, if any, as may be imposed by applicable law. The information set forth on Schedule II with respect to each Member is accurate and complete.

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4.2           Due Authorization. The Member has all requisite power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. This Agreement constitutes the valid and binding obligation of each of the Member, enforceable against each Member in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

4.3           Purchase for Investment.

(a)             Member is acquiring the Company Shares for investment for such Member's own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and each Member has no present intention of selling, granting any participation in, or otherwise distributing the same. Each Member further represents that he, she or it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Company Shares.

(b)            Member understands that the Company Shares are not registered under the Securities Act on the ground that the sale and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on such Member's representations set forth herein.

4.4           Investment Experience. Member acknowledges that he, she or it can bear the economic risk of its investment, and has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of the investment in the Company Shares.

4.5           Information. Member has carefully reviewed such information as he, she or it deemed necessary to evaluate an investment in the Company Shares. To the full satisfaction of each Member, he, she or it has been furnished all materials that he, she or it has requested relating to the Company and the issuance of the Company Shares hereunder, and each Member has been afforded the opportunity to ask questions of representatives of the Company to obtain any information necessary to verify the accuracy of any representations or information made or given to him, her or it. Notwithstanding the foregoing, nothing herein shall derogate from or otherwise modify the representations and warranties of the Company set forth in this Agreement, on which each Member has relied in making an exchange of the Rescom Membership Interests for the Company Shares.

4.6           Restricted Securities. Member understands that the Company Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Company Shares or any available exemption from registration under the Securities Act, the Company Shares must be held indefinitely. Each Member is aware that the Company Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about the Company.

4.7           Exempt Issuance. Member acknowledges that he must assure the Company that the offer and sale of the Company Shares to such Member qualifies for an exemption from the registration requirements imposed by the Securities Act and from applicable securities laws of any state of the United States. Each Member agrees that he qualifies as an "accredited investor," as that term is defined in Rule 501 of Regulation D, promulgated under the Securities Act.

ARTICLE 5.
COVENANTS

5.1           Further Assurances. Each of the Parties shall use its reasonable commercial efforts to proceed promptly with the transactions contemplated herein, to fulfill the conditions precedent for such Party's benefit or to cause the same to be fulfilled and to execute such further documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions of this Agreement and to consummate the transactions contemplated herein.

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ARTICLE 6.
DELIVERIES

6.1           Items to be delivered to the Member prior to or at Closing by the Company.

(a)             Certificate of Incorporation and amendments thereto, By-laws and amendments thereto, and certificate of good standing of the Company in Delaware;

(b)             all applicable schedules hereto;

(c)             all minutes and resolutions of board of director and stockholder meetings in possession of the Company;

(d)             stockholder list;

(e)             all financial statements and all tax returns in possession of the Company;

(f)              resolution from the Company's Board of Directors appointing the designees of the Members to the Company's Board of Directors;

(g)            resolution from the Company's Board of Directors, and if applicable, stockholder resolutions approving this transaction and authorizing the issuances of the shares hereto;

(h)             letters of resignation from the Company's current officers and directors to be effective upon Closing and after the appointments described in this section, as requested by the Members; and

(i)              any other document reasonably requested by the Member that it deems necessary for the consummation of this transaction.

6.2           Items to be delivered to the Company prior to or at Closing by RESCOM and the Members.

(a)             all applicable schedules hereto;

(b)             instructions from the Member appointing their designees to the Company's Board of Directors;

(c)             share certificates and duly executed instruments of transfer and bought and sold notes from the Members transferring the Rescom Membership Interests to the Company;

(d)             resolutions from: (i) the Board of Directors and Member of RESCOM and, (ii) the Board of Directors and shareholders of Member, approving the transactions contemplated hereby

(e)             payment of all liabilities of the Company of up to $10,000 directly out of the proceeds of the Equity Financing to the appropriate creditors of the Company which shall include indebtedness owed to Company stockholders and fees owing to Company lawyers, accountants and similar parties; and

(f)              any other document reasonably requested by the Company that it deems necessary for the consummation of this transaction.

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ARTICLE 7.

CONDITIONS PRECEDENT

7.1           Conditions Precedent to Closing. The obligations of the Parties to consummate the transactions contemplated by this Agreement shall be and are subject to fulfillment, prior to or at the Closing, of each of the following conditions:

(a)             Each of the representations and warranties of the Parties contained herein shall be true and correct at the time of the Closing Date as if such representations and warranties were made at such time except for changes permitted or contemplated by this Agreement;

(b)             The Parties shall have performed or complied with all agreements, terms and conditions required by this Agreement to be performed or complied with by them prior to or at the time of the Closing;

(c)             The Company shall have effected and completed an initial closing of the Equity Financing of at least the Minimum Offering Amount;

(d)             The Company, RESCOM and WestPark shall have entered into a Placement Agent Agreement on mutually acceptable terms for WestPark's engagement as the placement agent for the Equity Financing;

(e)             The Share Exchange Agreements between the Company and Advanced E Lighting, LLC, The Power Company USA, LLC, and American Illuminating Company, LLC, shall have been fully executed and delivered by the parties thereto; and

(f)              All agreements and documents required to be executed and delivered at the initial closing of the Equity Financing pursuant to the Placement Agent Agreement shall have been duly executed and delivered by the necessary persons and/or entities prior to the Closing.

7.2           Conditions to Obligations of the Member. The obligations of the Member shall be subject to fulfillment, prior to or at the Closing, of each of the following conditions:

(a)            The Company shall have received all of the regulatory, stockholder and other third-party consents, permits, approvals and authorizations necessary to consummate the transactions contemplated by this Agreement; and

(b)             To the extent that the liabilities of the Company exceed $10,000 as of the Closing, the Company stockholders shall have satisfied and paid such excess liabilities in full.

(c)             The Member shall have received all of the regulatory, board of directors/managers, shareholders/members, and other third-party consents, permits, approvals and authorizations necessary to consummate the transactions contemplated by this Agreement;

(d)             The Company shall have obtained the evidence of waiver/cancellation the note issued by The Power Company USA LLC to Premier Holding Corp. in the amount of approximately $3,076,500.

7.3           Conditions to Obligations of the Company. The obligations of the Company shall be subject to fulfillment, prior to or at the Closing, of each of the following conditions:

(a)             The Members shall have received all of the regulatory, board of directors/managers, shareholders/members, and other third-party consents, permits, approvals and authorizations necessary to consummate the transactions contemplated by this Agreement;

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(b)             The Members shall have delivered to the Company the share certificates and duly executed instruments of transfer and bought and sold notes from the Members transferring the Rescom Membership Interests to the Company; and

(c)             All liabilities of the Company up to $10,000 shall be paid directly out of the proceeds of the Equity Financing to the appropriate creditors, which shall include indebtedness owed to the Company stockholders and fees owing to lawyers, accountants and similar parties.

ARTICLE 8.
TERMINATION

8.1           Termination. This Agreement may be terminated at any time before or at Closing by:

(a)              The mutual agreement of the Parties;

(b)             Any Party if:

(i)                  Any provision of this Agreement applicable to a Party shall be materially untrue or fail to be accomplished; or

(ii)                Any legal proceeding shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of this Agreement; or

(iii)                Any of the conditions set forth in Section 7.1, Section 7.2 or Section 7.3 shall not have been, or if it becomes apparent that any of such conditions will not be, fulfilled by June 1, 2018.

Upon termination of this Agreement for any reason, in accordance with the terms and conditions set forth in this paragraph, each said Party shall bear all costs and expenses as each Party has incurred.

ARTICLE 9.

MISCELLANEOUS

9.1           Survival of Representations Warranties and Agreements. Each of the Parties hereto is executing and carrying out the provisions of this Agreement in reliance upon the representations, warranties and covenants and agreements contained in this Agreement or at the closing of the transactions herein provided for and not upon any investigation which it might have made or any representations, warranty, agreement, promise or information, written or oral, made by the other Party or any other person other than as specifically set forth herein. Except as specifically set forth in this Agreement, representations and warranties and statements made by a Party to in this Agreement or in any document or certificate delivered pursuant hereto shall not survive the Closing Date, and no claims made by virtue of such representations, warranties, agreements and covenants shall be made or commenced by any Party hereto from and after the Closing Date.

9.2           Access to Books and Records. During the course of this transaction through Closing, each Party agrees to make available for inspection all corporate books, records and assets, and otherwise afford to each other and their respective representatives, reasonable access to all documentation and other information concerning the business, financial and legal conditions of each other for the purpose of conducting a due diligence investigation thereof. Such due diligence investigation shall be for the purpose of satisfying each Party as to the business, financial and legal condition of each other for the purpose of determining the desirability of consummating the proposed transaction. The Parties further agree to keep confidential and not use for their own benefit, except in accordance with this Agreement any information or documentation obtained in connection with any such investigation.

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9.3           Further Assurances. If, at any time after the Closing, the Parties shall consider or be advised that any further deeds, assignments or assurances in law or that any other things are necessary, desirable or proper to complete the Share Exchange in accordance with the terms of this Agreement or to vest, perfect or confirm, of record or otherwise, the title to any property or rights of the Parties hereto, the Parties agree that their proper officers and directors shall execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary, desirable or proper to vest, perfect or confirm title to such property or rights and otherwise to carry out the purpose of this Agreement, and that the proper officers and directors of the Parties are fully authorized to take any and all such action.

9.4           Notice. All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by, prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the Party for whom intended, as follows, or to such other address or facsimile number as may be furnished by such Party by notice in the manner provided herein:

Attention:

If to [RESCOM]:

770 N. LaSalle Street, Suite 600

Chicago, IL 60654

Attn: Dennis Locke, CFO

Fax:

Email:

If to the Member:

770 N. LaSalle Street, Suite 600

Chicago, IL 60654

Attn:

Fax:

Email:

With a copy to:

Richard K. Semeta, a Professional Law Corporation

2424 S.E. Bristol Street, Suite 300

Newport Beach, CA 92660

E-mail: semetaplc@gmail.com

Attention: Richard K. Semeta

If to the Company:

AOTS 42, INC.

1900 Avenue of the Stars, Suite 310

Los Angeles, CA 90067

Attn: Richard Rappaport

Fax: 310-843-9389

Email: r@wpcapital.com

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With a copy to

Julie E. Kamps, Esq.

1900 Avenue of the Stars, Suite 310

Los Angeles, CA 90067

Attn: Julie E. Kamps, Esq.

Fax: 310-843-9389

Email: jkamps@wpcfs.com

9.5           Entire Agreement. This Agreement, the Disclosure Schedule and any instruments and agreements to be executed pursuant to this Agreement, sets forth the entire understanding of the Parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the Parties hereto. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any Party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

9.6           Successors and Assigns. This Agreement shall be binding upon, enforceable against and inure to the benefit of, the Parties and designees hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person. This Agreement may not be assigned by any Party hereto except with the prior written consent of the other Parties, which consent shall not be unreasonably withheld.

9.7           Governing Law. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of Delaware are applicable to agreements made and fully to be performed in such state, without giving effect to conflicts of law principles.

9.8           Counterparts. This Agreement may be executed in multiple counterparts, which may be facsimiles, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.9           Construction. Headings contained in this Agreement are for convenience only and shall not be used in the interpretation of this Agreement. References herein to Articles, Sections and Exhibits are to the articles, sections and exhibits, respectively, of this Agreement. The Disclosure Schedule is hereby incorporated herein by reference and made a pan of this Agreement. As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates.

9.10         Severability. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first set forth above.

AOTS 42, INC.

By: /s/ Richard Rappaport
Name: Richard Rappaport
Title: President

RESCOM ENERGY, LLC

/s/ George Wahbeh
By: PowerOne Corporation, its sole member
Name: George Wahbeh
Title: President/CEO

MEMBER

PowerOne Corporation, a Nevada corporation
Name: /s/ George Wahbeh
Name: George Wahbeh
Its: President/CEO

PowerOne Corporation, a Nevada corporation
Name: /s/ Rami Fawaz
Name: Rami Fawaz
Its: Chief Operating Officer

[Signature Page to Share Exchange Agreement]

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SCHEDULE I

COMPANY SHARES TO BE ISSUED TO RESCOM MEMBERS AND/OR DESIGNEES

Name	Number of Company Shares
PowerOne Corporation	10,000,000

Total

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SCHEDULE II

RESCOM MEMBERSHIP INTERESTS TO BE TRANSFERRED TO COMPANY

Name	Number/Percentage of Rescom Membership Interests	Percent of RESCOM
PowerOne Corporation		100%
		%

Total		100%

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SCHEDULE III

WestPark Capital Financial Services, LLC Shares for Second Registration Statement*

Name	Number of Company Shares	Number of Company Warrants
WestPark Capital Financial Services, LLC

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DISCLOSURE SCHEDULE

ITEM 2.3 — CAPITALIZATION

The Company entered into a Share and Warrant Cancellation Agreement with WestPark Capital Financial Services, Inc. as indicated in the Share Exchange Agreement.

ITEM 2.7 - INDEBTEDNESS; CONTRACTS; NO DEFAULTS

As set forth in the Financial Statements.

ITEM 3.1(b) - SUBSIDIARIES

Subsidiaries	Jurisdiction of Organization
N/A	N/A

ITEM 3.5 — MATERIAL INSTRUMENTS

Material agreements as described in the Confidential Private Placement Memorandum have been provided to the Company.

ITEM 3.6 — COMPLIANCE WITH THE LAW

ITEM 3.7— LITIGATION

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ADDENDUM

This Addendum (the “Addendum”) to a Membership Interest and Exchange Contribution Agreement dated March 16, 2018 between AOTS 42, and Rescom Energy, LLC (the “Agreement”) is made effective as of October 15, 2018. Accordingly, the Agreement is hereby amended as follows:

1.	Schedule III found on page iii of the Agreement shall be set forth as follows:

AOTS Shares for Second Registration Statement*

Name	Number of Company Shares	Number of Company Warrants
WestPark Capital Financial Services, LLC	2,900,000	7,096,390
Gerry Martin	5,400,000

2.	In all other respects, the Agreement shall remain the same.

BY:

AOTS 42, INC	RESCOM ENERGY, LLC
Richard Rappaport	PowerOne Corporation, its sole member

Signed: ______________________	Signed: ______________________
Title: President	Title: President/CEO (George Wahbeh)
Dated: October 15, 2018	Dated: October 15, 2018

POWERONE CORPORATION
George Wahbeh

Signed: ______________________
Title: President/CEO
Date: October 15, 2018

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Exhibit C

SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT, is entered into as of the 23 day of March, 2018 (the "Agreement"), by and among AOTS 42, a Delaware corporation (the "Company"); ADVANCED E LIGHTING, LLC, a Connecticut limited liability company ("AER"); and all of the Members of AER (each, a "Member" and collectively, the "Members"), each of whom has executed a counterpart signature page to this Agreement. The Company, AER, and the Members are individually referred to herein as a "Party" and collectively as the "Parties."

RECITALS

WHEREAS, the capitalization of AER consists of Membership Interests (the "Membership Interests"), all of which are held by the Members;

WHEREAS, the Company desires to acquire from the Members and the Members desire to sell to the Company, all of the issued and outstanding membership interests of AER (the "AER Membership Interests") in exchange for the issuance by the Company of an aggregate of six million (6,000,000) shares (the "Company Shares") of the Company's common stock, $0.0001 par value per share (the "Common Stock"), to the Members on the terms and conditions set forth herein (the "Share Exchange");

WHEREAS, the Company intends to conduct a private placement offering of its Common Stock consisting of a minimum of $1,000,000 in shares of its Common Stock (the "Minimum Offering Amount") and a maximum of $3,000,000 in shares of its Common Stock (the "Maximum Offering Amount"), subject to an increase of up to 10% in accordance with the terms and conditions of the Subscription Agreement (the "Maximum Increase"), with funds being placed in escrow of which at least the Minimum Offering Amount will be released simultaneously with the closing of the Share Exchange and, if applicable, subsequent closings thereafter of up to the Maximum Offering Amount and Maximum Increase (the "Equity Financing");

WHEREAS, the Company has engaged WestPark Capital, Inc. ("WestPark") as the placement agent for the equity financing pursuant to a Placement Agent Agreement mutually acceptable to the Company, AER and WestPark;

WHEREAS, after giving effect to the Share Exchange, the Equity Financing (assuming the Maximum Offering Amount, without any increase), and the Share and Warrant Cancellation (as described below), there will be approximately 52,500,000 shares of Company Common Stock to purchase shares of Company Common Stock issued and outstanding; and

WHEREAS, the Parties intend, by executing this Agreement, to implement a tax-deferred exchange of property governed by Section 351 of the United States Internal Revenue Code of 1986, as amended (the "Code").

AGREEMENT

NOW, THEREFORE, in consideration, of the promises and of the mutual representations, warranties and agreements set forth herein, the Parties hereto agree as follows:

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ARTICLE 1.

THE SHARE EXCHANGE

1.1         The Share Exchange. Subject to the terms and conditions of this Agreement, on the Closing Date (as hereinafter defined):

(a)           the Company shall issue and deliver to the Members the number of authorized but unissued shares of Company Common Stock set forth opposite her and/or her designees' names set forth on Schedule I hereto or pursuant to separate instructions to be delivered prior to Closing, and

(b)          if applicable, the Members agree to deliver to the Company duly endorsed certificates representing the AER Membership Interests.

1.2         Time and Place of Closing. The closing of the Share Exchange (the "Closing ") shall take place at the offices of WestPark, or at such place and time as mutually agreed upon by the Parties hereto. The date upon which the Closing occurs is defined as the "Closing Date."

1.3         Effective Time. The Share Exchange shall become effective (the "Effective Time") at such time as all of the conditions to set forth in Article 7 hereof have been satisfied or waived by the Parties hereto.

1.4         Tax Consequences. It is intended by the Parties hereto that for United States income tax purposes, the contribution and transfer of the Shell Shares by the Members to the Company in exchange for the Company Shares constitutes a "tax-free" contribution and/or reorganization pursuant to die provisions of Sections 351 and/or 368(a) of the Code.

ARTICLE 2.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Members that now and/or as of the Closing:

2.1         Due Organization and Qualification; Due Authorization.

(a)          The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its respective business and properties and to carry on its business in the places and in the manner as presently conducted or proposed to be conducted. The Company is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of the Company.

(b)         The Company does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity.

(c)         The Company has all requisite corporate power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. The Company has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought, equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

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2.2         No Conflicts or Defaults. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the Certificate of Incorporation or By-laws of the Company or (b) with or without the giving of notice or the passage of time (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which the Company is a party or by which the Company is bound, or any judgment, order or decree, or any law, rule or regulation to which the Company is subject, (ii) result in the creation of, or give any party the right to create, any lien, charge, encumbrance or any other right or adverse interest (the "Liens") upon any of the assets of the Company, (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment to which the Company is a party or by which the Company's assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which, the Company is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

2.3         Capitalization. The authorized capital stock of the Company immediately prior to giving effect to the transactions contemplated hereby consists of 110,000,000 shares of which 100,000,000 shares have been designated as Company Common Stock and 10,000,000 shares have been designated as preferred stock, $0.0001 par value per share (the "Preferred Stock"). As of the date hereof, there are 8,250,000 shares of Company Common Stock issued and outstanding, no shares of Preferred Stock outstanding. All of the outstanding shares of Company Common Stock are, and the Company Shares when issued in accordance with the terms hereof will be, duly authorized, validly issued, fully paid and non-assessable, and have not been or, with respect to the Company Shares will not be, issued in violation of any preemptive right of stockholders. Other than as set forth on Item 2.3 to the Disclosure Schedule to this Agreement, or as contemplated by this Agreement, there is no outstanding voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling the Company to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for Company Common Stock. The Company has not granted registration rights to any person.

2.4         No Assets or Liabilities. As of the Closing, the Company shall have no more than $10,000 in liabilities. Except for the foregoing or as set forth on the Financial Statements, the Company does not have any (a) assets of any kind or (b) liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise,

2.5         Taxes. The Company has filed all United States federal, state, county and local returns and reports which were required to be filed on or prior to the date hereof in respect of all income, withholding, franchise, payroll, excise, property, sales, use, value-added or other taxes or levies, imposts, duties, license and registration fees, charges, assessments or withholdings of any nature whatsoever (together, the "Taxes"), and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of the Company and adequate reserves therefore have been established.

2.6         Indebtedness; Contracts; No Defaults. Other than as set forth in Item 2.7 of the Disclosure Schedule or as described in the Financial Statements, the Company has no material instruments, agreements, indentures, mortgages, guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which the Company is a party.

2.7         Real Property. The Company does not own or lease any real property.

2.8         Compliance with Law. The Company is in compliance with all applicable federal, state, local and foreign laws and regulations relating to the protection of the environment and human health. There are no claims, notices, actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge of the Company, threatened against the Company that are based on or related to any environmental matters or the failure to have any required environmental permits, and there are no past or present conditions that the Company has reason to believe are likely to give rise to any material liability or other obligations of the Company under any environmental laws.

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2.9         Permits and Licenses. The Company has all certificates of occupancy, rights, permits, certificates, licenses, franchises, approvals and other authorizations as are reasonably necessary to conduct its respective business and to own, lease, use, operate and occupy its assets, at the places and in the manner now conducted and operated, except those the absence of which would not materially adversely affect its respective business.

2.10       Litigation. There is no claim, dispute, action, suit, proceeding or investigation pending or, to the knowledge of the Company, threatened, against or affecting the business of the Company, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge of the Company, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the twelve (12) month period preceding the date hereof There is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of the Company. The Company has not received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

2.11       Insurance. The Company does not currently maintain any form of insurance.

2.12       Patents, Trademarks and Intellectual Property Rights. The Company does not own or possess any patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, Internet web site(s) or proprietary rights of any nature.

2.13       Securities Law Compliance. The Company has complied with all of the applicable requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and has complied with all applicable blue sky laws.

2.14       Conflicts of Interest. The Company acknowledges that it is aware and understands the facts and circumstances of the Conflicts of Interest, as defined in Section 3.8 that may, individually and in the aggregate, create a conflict of interest. The Company hereby waives each and all of the Conflicts of Interest, in addition to any other conflicts of interest that may exist or arise by virtue of the Conflicts of Interest and acknowledges that it has carefully read this Agreement, that it is consistent with the terms previously negotiated by the Parties, and understands that it is free at any time to obtain independent counsel for further guidance.

ARTICLE 3.

REPRESENTATIONS AND WARRANTIES OF AER AND THE MEMBERS

Each of AER and the Members, jointly and severally, represents and warrants to the Company that now and/or as of the Closing:

3.1         Due Organization and Qualification; Due Authorization.

(a)          AER is a limited liability company duly organized and in good standing under the laws of the State of Connecticut, with full corporate power and authority to own, lease and operate its business and properties and to carry on its business in the places and in the manner as presently conducted or proposed to be conducted. AER is in good standing in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of AER.

(b)          AER does not have any subsidiaries other than those set forth in Item 3.1(b) of the Disclosure Schedule (the "Subsidiaries") and AER does not own, directly or indirectly, any capital stock, equity or interest in any corporation, finn, partnership, joint venture or other entity. Other than as set forth in Item 3.1(b) of the Disclosure Schedule, each Subsidiary is wholly owned by AER, free and clear of all liens, and there is no contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling AER to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for securities of AER or any of the Subsidiaries.

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(c)           AER has all requisite power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. AER has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of AER, enforceable against AER in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

3.2         No Conflicts or Defaults. The execution and delivery of this Agreement by AER and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the governing documents of any of the AER or its Subsidiaries, or (b) with or without the giving of notice or the passage of time, (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which AER or by which AER or any of its respective assets are bound, or any judgment, order or decree, or any law, rule or regulation to which their assets are subject, (ii) result in the creation of, or give any party the right to create, any lien upon any of the assets of AER, (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform any material agreement, arrangement or commitment to which AER is a party or by which AER or any of its assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which AER is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

3.3         Capitalization. The total aggregate number of authorized and outstanding Membership Interests of AER is set forth on Schedule II hereof. Except as set forth herein, all of the outstanding membership interests of AER are duly authorized, validly issued, fully paid and non-assessable, and have not been or, with respect to the AER Membership Interests, will not be transferred in violation of any rights of third parties. The AER Membership Interests are not subject to any preemptive or subscription right, any voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling AER to issue, sell, redeem or repurchase any of its securities that will survive Closing and there is no outstanding security of any kind convertible into or exchangeable for common shares. All of the AER Membership Interests are owned of record and beneficially by the Member and free and clear of any liens, claims, encumbrances, or restrictions of any kind.

3.4         Taxes. AER has filed all returns and reports which were required to be filed on or prior to the date hereof, and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of AER and adequate reserves therefore have been established. All such returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by AER, such judgments were reasonable under the circumstances) and complete in all material respects. No extension for the filing of any such return or report is currently in effect. No tax return or tax return liability of AER has been audited or, presently under audit. All taxes and any penalties, fines and interest which have been asserted to be payable as a result of any audits have been paid. AER has not given or been requested to give waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest). There are no claims pending for past due Taxes. All payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of AER have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of AER and in the financial statements of AER.

3.5         Indebtedness; Contracts; No Defaults. Other than as set forth in Item 3.5 of the Disclosure Schedule, AER has no material instruments, agreements, indentures, mortgages, guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which AER is a party.

3.6         Compliance with Law. Except as specified in Item 3.6 of the Disclosure Schedule, AER is conducting its business in material compliance with all applicable law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers material to its business. Except as specified in Item 3.6 of the Disclosure Schedule, AER has not received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.

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3.7         Litigation.

(a)          There is no claim, dispute, action, suit, proceeding or investigation pending or threatened, against or affecting AER or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the twelve (12) month period preceding the date hereof, except as specified in Item 3.7 of the Disclosure Schedule;

(b)          there is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting AER; and

(c)          AER has not received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

3.8         Conflict of Interest. AER acknowledges that it is aware and understands the following facts and circumstances that may, individually or in the aggregate, create a conflict of interest:

(a)          WestPark, a FINRA member, will be the placement agent for the Equity Financing and WestPark will be paid a commission of the gross proceeds from the Equity Financing for its services;

(b)          WestPark Financial Services LLC, which is the parent company of WestPark and of which Richard Rappaport controls and serves as Chief Executive Officer and Chairman, is the sole stockholder of the Company beneficially holding 100% of the Company's issued and outstanding Common Stock and Warrants (prior to the Share Exchange);

(c)          Richard Rappaport, who is the founder and Chief Executive Officer of WestPark and indirectly holds a 100% interest in WestPark is the President and a Director of the Company, and is a controlling stockholder of the Company beneficially holding a majority of the Company's issued and outstanding Common Stock and Warrants (prior to the Share Exchange, consisting of the Common Stock and Warrants held by WestPark Financial Services, LLC); and

(d)          AER hereby waives each and all of the Conflicts of Interest, in addition to any other conflicts of interest that may exist or arise by virtue of the Conflicts of Interest and acknowledges that it has carefully read this Agreement, that it is consistent with the terms previously negotiated by the Parties, and understands that it is free at any time to obtain independent counsel for further guidance.

ARTICLE 4.

REPRESENTATION AND WARRANTIES OF THE MEMBERS

Each of the Members, jointly and severally, hereby represents and warrants to the Company that now and/or as of the Closing:

4.1         Title to Membership Interests. Each of the Members is the legal and beneficial owner of the AER Membership Interests to be transferred to the Company by such Members as set forth opposite each Member's name in Schedule II hereto, and upon consummation of the Share Exchange contemplated herein, the Company will acquire from each of the Members good and marketable title to the AER Membership Interests, free and clear of all liens excepting only such restrictions hereunder upon future transfers by the Company, if any, as may be imposed by applicable law, The information set forth on Schedule II with respect to each Member is accurate and complete.

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4.2         Due Authorization. Each of the Members has all requisite power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. This Agreement constitutes the valid and binding obligation of each of the Members, enforceable against each Member in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

4.3         Purchase for Investment.

(a)          Each Member is acquiring the Company Shares for investment for such Member's own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and each Member has no present intention of selling, granting any participation in, or otherwise distributing the same. Each Member further represents that he, she or it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Company Shares.

(b)          Each Member understands that the Company Shares are not registered under the Securities Act on the ground that the sale and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on such Member's representations set forth herein.

4.4         Investment Experience. Each Member acknowledges that he, she or it can bear the economic risk of its investment, and has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of the investment in the Company Shares.

4.5         Information. Each Member has carefully reviewed such information as he, she or it deemed necessary to evaluate an investment in the Company Shares. To the full satisfaction of each Member, he, she or it has been furnished all materials that he, she or it has requested relating to the Company and the issuance of the Company Shares hereunder, and each Member has been afforded the opportunity to ask questions of representatives of the Company to obtain any information necessary to verify the accuracy of any representations or information made or given to him, her or it. Notwithstanding the foregoing, nothing herein shall derogate from or otherwise modify the representations and warranties of the Company set forth in this Agreement, on which each Member has relied in making an exchange of the AER Membership Interests for the Company Shares.

4.6         Restricted Securities. Each Member understands that the Company Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Company Shares or any available exemption from registration under the Securities Act, the Company Shares must be held indefinitely. Each Member is aware that the Company Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about the Company.

4.7         Exempt Issuance. Each Member acknowledges that he must assure the Company that the offer and sale of the Company Shares to such Member qualifies for an exemption from the registration requirements imposed by the Securities Act and from applicable securities laws of any state of the United States. Each Member agrees that he qualifies as an "accredited investor," as that term is defined in Rule 501 of Regulation 13, promulgated under the Securities Act.

ARTICLE 5.
COVENANTS

5.1         Further Assurances. Each of the Parties shall use its reasonable commercial efforts to proceed promptly with the transactions contemplated herein, to fulfill the conditions precedent for such Party's benefit or to cause the same to be fulfilled and to execute such further documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions of this Agreement and to consummate the transactions contemplated herein.

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ARTICLE 6.
DELIVERIES

6.1         Items to be delivered to the Members prior to or at Closing by the Company.

(a)          Certificate of Incorporation and amendments thereto, By-laws and amendments thereto, and certificate of good standing of the Company in Delaware;

(b)          all applicable schedules hereto;

(c)          all minutes and resolutions of board of director and stockholder meetings in possession of the Company;

(d)          stockholder list;

(e)          all financial statements and all tax returns in possession of the Company;

(f)           resolution from the Company's Board of Directors appointing the designees of the Members to the Company's Board of Directors;

(g)         resolution from the Company's Board of Directors, and if applicable, stockholder resolutions approving this transaction and authorizing the issuances of the shares hereto;

(h)          letters of resignation from the Company's current officers and directors to be effective upon Closing and after the appointments described in this section, as requested by the Members; and

(i)           any other document reasonably requested by the Members that they deems necessary for the consummation of this transaction.

6.2         Items to be delivered to the Company prior to or at Closing by AER and the Members.

(a)          all applicable schedules hereto;

(b)          instructions from the Members appointing their designees to the Company's Board of Directors;

(c)          share certificates and duly executed instruments of transfer and bought and sold notes from the Members transferring the AER Membership Interests to the Company;

(d)          resolutions from the Board of Directors of AER and, if applicable, Member resolutions approving the transactions contemplated hereby

(e)          payment of all liabilities of the Company of up to $10,000 directly out of the proceeds of the Equity Financing to the appropriate creditors of the Company which shall include indebtedness owed to Company stockholders and fees owing to Company lawyers, accountants and similar parties; and

(f)           any other document reasonably requested by the Company that it deems necessary for the consummation of this transaction.

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ARTICLE 7.

CONDITIONS PRECEDENT

7.1         Conditions Precedent to Closing. The obligations of the Parties under this Agreement shall be and are subject to fulfillment, prior to or at the Closing, of each of the following conditions:

(a)          Each of the representations and warranties of the Parties contained herein shall be true and correct at the time of the Closing Date as if such representations and warranties were made at such time except for changes permitted or contemplated by this Agreement;

(b)          The Parties shall have performed or complied with all agreements, terms and conditions required by this Agreement to be performed or complied with by them prior to or at the time of the Closing;

(c)           The Company shall have conducted an initial closing of the Equity Financing of at least the Minimum Offering Amount;

(d)          The Company, AER and WestPark shall have entered into a Placement Agent Agreement on mutually acceptable terms for WestPark's engagement as the placement agent for the Equity Financing;

(e)           The Share Exchange Agreements between the Company and The Power Company USA, LLC, and American Illuminating Company, LLC, shall have been fully executed and delivered by the parties thereto; and

(f)           All agreements and documents required to be executed and delivered at the initial closing of the Equity Financing pursuant to the Placement Agent Agreement shall have been duly executed and delivered by the necessary persons and/or entities prior to the Closing.

7.2         Conditions to Obligations of the Member. The obligations of the Members shall be subject to fulfillment, prior to or at the Closing, of each of the following conditions:

(a)         The Company shall have received all of the regulatory, stockholder and other third party consents, permits, approvals and authorizations necessary to consummate the transactions contemplated by this Agreement; and

(b)          To the extent that the liabilities of the Company exceed $10,000 as of the Closing, the Company stockholders shall have satisfied and paid such excess liabilities in full.

(c)          The Company shall have obtained the evidence of waiver/cancellation the note issued by The Power Company USA, LLC to Premier Holding Corporation in the amount of approximately $3,076,500.

7.3         Conditions to Obligations of the Company. The obligations of the Company shall be subject to fulfillment, prior to or at the Closing, of each of the following conditions:

(a)          The Members shall have received all of the regulatory, Member and other third party consents, permits, approvals and authorizations necessary to consummate the transactions contemplated by this Agreement;

(b)          The Members shall have delivered to the Company the share certificates and duly executed instruments of transfer and bought and sold notes from the Members transferring the AER Membership Interests to the Company; and

(c)          All liabilities of the Company up to $10,000 shall be paid directly out of the proceeds of the Equity Financing to the appropriate creditors, which shall include indebtedness owed to the Company stockholders and fees owing to lawyers, accountants and similar parties.

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ARTICLE 8.
TERMINATION

8.1         Termination. This Agreement may be terminated at any time before or at Closing by:

(a)           The mutual agreement of the Parties;

(b)          Any Party if:

(i)        Any provision of this Agreement applicable to a Party shall be materially untrue or fail to be accomplished; or

(ii)       Any legal proceeding shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of this Agreement; or

(c)           The Company at any time on or after June 1, 2018.

Upon termination of this Agreement for any reason, in accordance with the terms and conditions set forth in this paragraph, each said Party shall bear all costs and expenses as each Party has incurred.

ARTICLE 9.

COVENANTS SUBSEQUENT TO CLOSING

9.1         Registration Rights. The Company shall (1) file, within twelve (12) months after the final closing of the Equity Financing and at its expense, with the United States Securities and Exchange Commission (the "Commission") a registration statement (the "Initial Registration Statement") covering the resale of Common Stock underlying the securities issued in connection with the Equity Financing, and (2) file, within ten (10) days following the end of the six (6) month period that immediately follows the date on which the Company files the Initial Registration Statement with the Commission, a registration statement (the "Second Registration Statement") covering the resale of Common Stock held by WestPark Capital Financial Services, LLC, as indicated in the table set forth in Schedule III attached hereto. The Company shall enter into a Registration Rights Agreement acceptable to WestPark Capital Financial Services, LLC with respect to the rights described in this Section 9.1.

9.2         Listing on a Senior United States National Securities Exchange. The Company shall take reasonable efforts to cause the Company's securities to be listed on the NYSE Amex and/or The NASDAQ Stock Market as soon as practicable after the final closing of the Equity Financing.

9.3         Engagement of Public Relations Firm and Equity Research Firm. Within sixty (60) days of the Closing, the Company shall engage (i) a public relations firm, which shall conduct two (2) non-Share Exchange related road shows each year for two (2) years, that is mutually acceptable to the Company and WestPark, and (ii) a Company-sponsored equity research firm that is mutually acceptable to the Company and WestPark.

9.4         Transfer Agent Fees and Costs. From the Closing Date until the expiration of the entire lock-up period provided in the lock-up agreements to be executed upon the Closing by each of the Company's current stockholders, the Company agrees to pay, on a timely basis, all amounts invoiced to the Company by its transfer agent on a timely basis.

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9.5         Make-Good Shares. The Company shall use its best efforts to effect the listing of its common stock on The Nasdaq Global Select Market®, The Nasdaq Global Market® or the The Nasdaq Capital Market® (the "Uplisting") on or before the one-year anniversary of the Closing. Not later than ten (10) business days after the Uplisting, the Company shall issue to the Members, on a pro rata basis, additional newly issued shares of the Company Stock in an amount necessary to increase the aggregate market value of the Company Stock transferred to the Members at the Closing (as defined below), together with such newly issued shares, to an an aggregate of $6,000,000 ("Make Good Shares"), based on the closing price of the Company stock on the date of the Uplisting (the "Trigger Price") multiplied by the number of shares issued to the Members. Notwithstanding the foregoing, the right to Make Good Shares set forth herein shall be conditioned upon AER achieving gross revenues and EBITDA during the period beginning upon post-closing funding of AER by the Company in the amount of at least fifty thousand dollars ($50,000) per month and ending on the Uplisting (the "Determination Period"), that on an annualized basis (based on the number of days during the Determination Period and a 365-day year) would be not less than $10,000,000 and $1,500,000, respectively.

ARTICLE 10.

MISCELLANEOUS

10.1       Survival of Representations, Warranties and Agreements. Each of the Parties hereto is executing and carrying out the provisions of this Agreement in reliance upon the representations, warranties and covenants and agreements contained in this Agreement or at the closing of the transactions herein provided for and not upon any investigation which it might have made or any representations, warranty, agreement, promise or information, written or oral, made by the other Party or any other person other than as specifically set forth herein. Except as specifically set forth in this Agreement, representations and warranties and statements made by a Party to in this Agreement or in any document or certificate delivered pursuant hereto shall not survive the Closing Date, and no claims made by virtue of such representations, warranties, agreements and covenants shall be made or commenced by any Party hereto from and after the Closing Date.

10.2       Access to Books and Records. During the course of this transaction through Closing, each Party agrees to make available for inspection all corporate books, records and assets, and otherwise afford to each other and their respective representatives, reasonable access to all documentation and other information concerning the business, financial and legal conditions of each other for the purpose of conducting a due diligence investigation thereof. Such due diligence investigation shall be for the purpose of satisfying each Party as to the business, financial and legal condition of each other for the purpose of determining the desirability of consummating the proposed transaction. The Parties further agree to keep confidential and not use for their own benefit, except in accordance with this Agreement any information or documentation obtained in connection with any such investigation.

10.3       Further Assurances. If, at any time after the Closing, the Parties shall consider or be advised that any further deeds, assignments or assurances in law or that any other things are necessary, desirable or proper to complete the Share Exchange in accordance with die terms of this Agreement or to vest, perfect or confirm, of record or otherwise, the title to any property or rights of the Parties hereto, the Parties agree that their proper officers and directors shall execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary, desirable or proper to vest, perfect or confirm title to such property or rights and otherwise to carry out the purpose of this Agreement, and that the proper officers and directors of the Parties are fully authorized to take any and all such action.

10.4       Notice. All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by, prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the Party for whom intended, as follows, or to such other address or facsimile number as may be furnished by such Party by notice in the manner provided herein:

Attention:

If to [AER]:

Attn:
Address:

Fax:
Email:

C-11

With a copy to:

[LAW FIRM]

Attn:

Address:

Fax:

Email:

If to the Members:

Attn:
Address:

Fax:
Email:

With a copy to:

[LAW FIRM]

Attn:
Address:

Fax:
Email:

If to the Company:

AOTS 42, INC.

1900 Avenue of the Stars, Suite 310

Los Angeles, CA 90067

Attn: Richard Rappaport

Fax: 310-843-9389

Email: r®wpcapital.com

With a copy to:

Julie E. Kamps, Esq.

1900 Avenue of the Stars, Suite 310

Los Angeles, CA 90067

Attn: Julie E. Kamps, Esq.

Fax: 310-843-9389

Email: jkamps®wpcfs.com

10.5       Entire Agreement. This Agreement, the Disclosure Schedule and any instruments and agreements to be executed pursuant to this Agreement, sets forth the entire understanding of the Parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the Parties hereto. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any Party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

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10.6       Successors and Assigns. This Agreement shall be binding upon, enforceable against and inure to the benefit of, the Parties and designees hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person. This Agreement may not be assigned by any Party hereto except with the prior written consent of the other Parties, which consent shall not be unreasonably withheld.

10.7       Governing Law. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of Delaware are applicable to agreements made and fully to be performed in such state, without giving effect to conflicts of law principles.

10.8       Counterparts. This Agreement may be executed in multiple counterparts, which may be facsimiles, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

10.9       Construction. Headings contained in this Agreement are for convenience only and shall not be used in the interpretation of this Agreement. References herein to Articles, Sections and Exhibits are to the articles, sections and exhibits, respectively, of this Agreement. The Disclosure Schedule is hereby incorporated herein by reference and made a part of this Agreement. As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates.

10.10     Severability. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first set forth above.

AOTS 42, INC.

By: /s/ Richard Rappaport
Name: Richard Rappaport
Title: President

ADVANCED E LIGHTING, LLC

By: /s/ Josh Klein
Name: Josh Klein
Title: CEO

MEMBERS

/s/ Hank Cohn
Name: Hank Cohn

/s/ Jacob Deckelbaum
Name: Jacob Deckelbaum

/s/ Josh Klein
Name: Josh Klein

/s/ Ben Reifer
Name: Ben Reifer

[Signature Page to Share Exchange Agreement]

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SCHEDULE I

COMPANY SHARES TO BE ISSUED TO AER MEMBERS AND/OR DESIGNEES

Name	Number of Company Shares
Hank Cohn	255,000 (17%)
Josh Klein	500,000 (33.3%)
Jacob Deckelbaum	245,000 (16%)
Ben Reifer	500,000 (33.3%)

Total	1,500,000 (100%)

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SCHEDULE II

AER MEMBERSHIP INTERESTS TO BE TRANSFERRED TO COMPANY

Name	Number/Percentage of AER Membership Interests	Percent of AER
Hank Cohn	17%	17%
Josh Klein	33.34%	33.34%
Ben Reifer	33.33%	33.33%
Jacob Deckelbaum	10%	10%

Total	100%	100%

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SCHEDULE III

WestPark Capital Financial Services, LLC Shares for Second Registration Statement*

Name	Number of Company Shares	Number of Company Warrants
WestPark Capital Financial Services, LLC

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DISCLOSURE SCHEDULE

ITEM 2.3 — CAPITALIZATION

The Company entered into a Share and Warrant Cancellation Agreement with WestPark Capital Financial Services, Inc. as indicated in the Share Exchange Agreement.

ITEM 2.7 — INDEBTEDNESS; CONTRACTS; NO DEFAULTS

As set forth in the Financial Statements.

ITEM 3.1(b) — SUBSIDIARIES

Subsidiaries	Jurisdiction of Organization
N/A	N/A

ITEM 3.5 — MATERIAL INSTRUMENTS

Material agreements as described in the Confidential Private Placement Memorandum have been provided to the Company.

ITEM 3.6 — COMPLIANCE WITH THE LAW

ITEM 3.7— LITIGATION

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ADDENDUM

This Addendum (the “Addendum”) to a Share Exchange Agreement dated March 23, 2018 between AOTS 42, and Advanced E Lighting, LLC, and its Members (the “Agreement”) is made effective as of October 15, 2018. Accordingly, the Agreement is hereby amended as follows:

1.	Schedule III found on page iii of the Agreement shall be set forth as follows:

AOTS Shares for Second Registration Statement*

Name	Number of Company Shares	Number of Company Warrants
WestPark Capital Financial Services, LLC	2,900,000	7,096,390
Gerry Martin	5,400,000

2.	In all other respects, the Agreement shall remain the same.

BY:

AOTS 42, INC	ADVANCED E LIGHTING, LLC
Richard Rappaport	Josh Klein

Signed: ______________________	Signed: ______________________
Title: President	Title: CEO
Dated: October 15, 2018	Dated: October 15, 2018

C-19

Exhibit D

MEMBERSHIP INTEREST EXCHANGE AND CONTRIBUTION AGREEMENT

THIS SHARE EXCHANGE AGREEMENT, dated as of the 23 day of March 2018 (the "Agreement"), by and among AOTS 42, a Delaware corporation (the "Company"), and TPC MANAGEMENT COMPANY, LLC an Illinois limited liability company ("TPCMC"). The Company and TPCMC are individually referred to herein as a "Party" and collectively as the "Parties."

RECITALS

WHEREAS, TPCMC owns certain intellectual property assets related to its online client energy portal currently referred to in the marketplace as ESP, Energy Services Portal ("Portal Technology");

WHEREAS, the Company desires to acquire from TPCMC and TPCMC desires to contribute (the “TPCMC Contribution") to the Company, all of the Portal Technology in exchange for the issuance by the Company of an aggregate of six million (6,000,000) shares (the "Company Shares") of the Company's common stock, $0.0001 par value per share (the "Common Stock"), to TPCMC on the terms and conditions set forth herein (the "Share Exchange");

WHEREAS, the contribution and exchange contemplated hereby (the "Contribution and Exchange") in addition to the: (i) contribution by Advanced E Lighting, LLC ("Advanced") in exchange for six million (6,000,000) Company Shares (the "Advance Contribution"); (ii) contribution by PowerOne Corporation, Units of Rescom Energy, LLC ("Rescom") in exchange for ten million (] 0,000,000) Company Shares (the "Rescom Contribution");(iii) contribution by Premier Holding Corporation ("PRHL") of The Power Company USA, LLC and Advanced Illuminating Company, LLC in exchange for nineteen million two hundred fifty thousand (19,250,000) Company Shares (the "Premier Contribution").

WHEREAS, the Company desires to acquire from TPCMC and TPCMC desire to sell to the Company, the Portal Assets (the "Technology Contribution");

WHEREAS the "Advance Contribution", the "Premier Contribution" the "Technology Contribution" and the "Rescom Contribution", (hereinafter collectively referred to as the "351 Contributions"), is intended to qualify as an integrated contribution and exchange as described under Section 351 of the Internal Revenue Code of 1986, as amended (the "Code").

WHEREAS, the Company intends to conduct a private placement offering of its Common Stock consisting of a minimum of 1,000,000 shares at price per share of$1.00 for each share of Common Stock (the "Minimum Offering Amount"), subject to an increase of up to 10% in accordance with the terms and conditions of the Subscription Agreement (the "Maximum Increase"), with funds being placed in escrow of which at least the Minimum Offering Amount will be released simultaneously with the closing of the Share Exchange and, if applicable, subsequent closings thereafter of up to the Minimum Offering Amount and Maximum Increase (the "Equity Financing"): any equity offerings over the Maximum Increase amount will be subject to board vote needing majority approval.

WHEREAS, the Company has engaged WestPark Capital, Inc. ("WestPark") as the placement agent for the equity financing pursuant to a Placement Agent Agreement mutually acceptable to the Company and WestPark;

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AGREEMENT

NOW, THEREFORE, in consideration, of the promises and of the mutual representations, warranties and agreements set forth herein, the Parties hereto agree as follows:

ARTICLE 1.

THE SHARE EXCHANGE

1.1 The Share Exchange. Subject to the terms and conditions of this Agreement, on the Closing Date (as hereinafter defined):

(a)                the Company shall issue and deliver to TPCMC the number of authorized but unissued shares of Company Common Stock set forth opposite her and/or her designees' names set forth on Schedule I hereto or pursuant to separate instructions to be delivered prior to Closing, and

(b)                TPCMC agrees to deliver to the Company all of the software code, URLs appointed to ESP and servers supporting ESP.

1.2 The Technology Transfer. Subject to the terms and conditions of this Agreement, on the Closing Date (as hereinafter defined):

(a)                TPCMC hereby sells, assigns, transfers and conveys to the Company all right, title and interest it has in and to the Patents and Subject Technology and all inventions and discoveries described therein. TPCMC further sells, assigns, transfers and conveys to the Company all right, title and interest it has in and to all causes of action and enforcement rights, whether currently pending, filed, or otherwise, for the Portal Technology.

(b)                The term "Portal Technology means: (i) all technology, know-how, methods, documents, materials, and all confidential information as of the Closing Date relating to TPCMC' s online client energy portal, but not the subject of the Patents, and the idea and plan to commercialize the same to and the Patents to generate revenues.

1.3 Time and Place of Closing. The closing of the Share Exchange (the "Closing") shall take place at the offices of WestPark, or at such place and time as mutually agreed upon by the Parties hereto. The date upon which the Closing occurs is defined as the "Closing Date."

1.4 Effective Time. The Share Exchange shall become effective (the "Effective Time") at such time as all of the conditions to set forth in Article 7 hereof have been satisfied or waived by the Parties hereto.

1.5 Tax Consequences. It is intended by the Panics hereto that for United States income tax purposes, the contribution and transfer of the Membership Interests by the Member to the Company in exchange for the Company Shares constitutes a "tax-free" contribution of stock by the Member pursuant to the provisions of Sections 351 of the Code.

ARTICLE 2.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Members that now and/or as of the Closing:

2.1 Due Organization and Qualification; Due Authorization.

(a)              The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its respective business and properties and to carry on its business in the places and in the manner as presently conducted or proposed to be conducted. The Company is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of the Company.

D-2

(b)              The Company does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity.

(c)              The Company has all requisite corporate power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. The Company has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought, equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

2.2 No Conflicts or Defaults. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the Certificate of Incorporation or By-laws of the Company or (b) with or without the giving of notice or the passage of time (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which the Company is a party or by which the Company is bound, or any judgment, order or decree, or any law, rule or regulation to which the Company is subject, (ii) result in the creation of, or give any party the right to create, any lien, charge, encumbrance or any other right or adverse interest (the "Liens") upon any of the assets of the Company, (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment to which the Company is a party or by which the Company's assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which, the Company is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

2.3 Capitalization. The authorized capital stock of the Company consists of 110,000,000 shares of which 100,000,000 shares have been designated as Company Common Stock and 10,000,000 shares have been designated as preferred stock, $0.0001 par value per share (the "Preferred Stock"). As of the date hereof, there are 8,250,000 shares of Company Common Stock issued and outstanding, no shares of Preferred Stock outstanding, of Company Common Stock outstanding with an exercise price of $0.0001 per share (the "Warrants"). All the outstanding shares of Company Common Stock are, and the Company Shares when issued in accordance with the terms hereof will be, duly authorized, validly issued, fully paid and non-assessable, and have not been or, with respect to the Company Shares will not be, issued in violation of any preemptive right of stockholders. Other than as set forth on Item 2.3 to the Disclosure Schedule to this Agreement, or as contemplated by this Agreement, there is no outstanding voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling the Company to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for Company Common Stock. The Company has not granted registration rights to any person.

2.4 No Assets or Liabilities. As of the Closing, the Company shall have no more than $10,000 in liabilities. Except for the foregoing or as set forth on the Financial Statements, the Company does not have any (a) assets of any kind or (b) liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise.

2.5 Taxes. The Company has filed all United States federal, state, county and local returns and reports which were required to be filed on or prior to the date hereof in respect of all income, withholding, franchise, payroll, excise, property, sales, use, value-added or other taxes or levies, imposts, duties, license and registration fees, charges, assessments or withholdings of any nature whatsoever (together, the "Taxes"), and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of the Company and adequate reserves therefore have been established.

2.6 Indebtedness: Contracts: No Defaults. Other than as set forth in Item 2.7 of the Disclosure Schedule or as described in the Financial Statements, the Company has no material instruments, agreements, indentures, mortgages, guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which the Company is a party.

D-3

2.7 Real Property. The Company does not own or lease any real property.

2.8 Compliance with Law. The Company is in compliance with all applicable federal, state,local and foreign laws and regulations relating to the protection of the environment and human health. There are no claims, notices, actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge of the Company, threatened against the Company that are based on or related to any environmental matters or the failure to have any required environmental permits, and there are no past or present conditions that the Company has reason to believe are likely to give rise to any material liability or other obligations of the Company under any environmental laws.

2.9 Permits and Licenses. The Company has all certificates of occupancy, rights, permits, certificates, licenses, franchises, approvals and other authorizations as are reasonably necessary to conduct its respective business and to own, lease, use, operate and occupy its assets, at the places and in the manner now conducted and operated, except those the absence of which would not materially adversely affect its respective business.

2.10 Litigation. There is no claim, dispute, action, suit, proceeding or investigation pending or, to the knowledge of the Company, threatened, against or affecting the business of the Company, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge of the Company, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the twelve (12) month period preceding the date hereof There is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of the Company. The Company has not received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

2.11 Insurance. The Company does not currently maintain any form of insurance.

2.12 Patents. Trademarks and Intellectual Property Rights. The Company does not own or possess any patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, Internet web site(s) or proprietary rights of any nature.

2.13 $ecurities Law Compliance. The Company has complied with all of the applicable requirements of the Securities Act of 1933, as amended (the "Securities Act") the Securities Exchange Act of 1934, as amended (the "Exchange Act") and has complied with all applicable blue sky laws.

2.14 Conflicts of Interest. The Company acknowledges that it is aware and understands the facts and circumstances of the Conflicts of Interest, as defined in Section 3.8, that may, individually and in the aggregate, create a conflict of interest. The Company hereby waives each and all of the Conflicts of Interest, in addition to any other conflicts of interest that may exist or arise by virtue of the Conflicts of Interest and acknowledges that it has carefully read this Agreement, that it is consistent with the tenns previously negotiated by the Parties, and understands that it is free at any time to obtain independent counsel for further guidance.

ARTICLE 3.

REPRESENTATIONS AND WARRANTIES OF TPCMC

Each of TPCMC represents and warrants to the Company that now and/or as of the Closing:

3.1 Due Organization and Oualification: Due Authorization.

(a)               TPCMC is a limited liability company duly organized and in good standing under the laws of the State of Illinois, with full corporate power and authority to own, lease and operate its business and properties and to carry on its business in the places and in the manner as presently conducted or proposed to be conducted. TPCMC is in good standing in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of TPC.

D-4

(b)               TPCMC has all requisite power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. TPCMC has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of TPCMC, enforceable against TPCMC in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

3.2 No Conflicts or Defaults. The execution and delivery of this Agreement by TPCMC and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the governing documents of any of the TPCMC or its Subsidiaries, or (b) with or without the giving of notice or the passage of time, (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which TPCMC or by which TPCMC or any of its respective assets are bound, or any judgment, order or decree, or any law, rule or regulation to which their assets are subject, (ii) result in the creation of, or give any party the right to create, any lien upon any of the assets of TPCMC, (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform any material agreement, arrangement or commitment to which TPCMC is a party or by which TPCMC or any of its assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which TPCMC is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

3.3 Litigation.

(a)                  There is no claim, dispute, action, suit, proceeding or investigation pending or threatened, against or affecting TPCMC or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the twelve (12) month period preceding the date hereof, except as specified in Item 3.7 of the Disclosure Schedule;

(b)                  there is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting TPCMC; and

(c)                  TPCMC has not received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

3.4 Conflict of Interest. TPCMC acknowledges that it is aware and understands the following facts and circumstances that may, individually or in the aggregate, create a conflict of interest:

(a)                  WestPark, a FINRA member, will be the placement agent for the Equity Financing and WestPark will be paid a commission of the gross proceeds from the Equity Financing for its services;

(b)                 WestPark Financial Services LLC, which is the parent company of WestPark and of which Richard Rappaport controls and serves as Chief Executive Officer and Chairman, is the sole stockholder of the Company beneficially holding 100% of the Company's issued and outstanding Common Stock and Warrants (prior to the Share Exchange);

(c)                  Richard Rappaport, who is the founder and Chief Executive Officer of WestPark and indirectly holds a 100% interest in WestPark is the President and a Director of the Company, and is a controlling stockholder of the Company beneficially holding a majority of the Company's issued and outstanding Common Stock and Warrants (prior to the Share Exchange, consisting of the Common Stock and Warrants held by WestPark Financial Services, LLC); and

(d)                 TPCMC hereby waives each and all of the Conflicts of Interest, in addition to any other conflicts of interest that may exist or arise by virtue of the Conflicts of Interest and acknowledges that it has carefully read this Agreement, that it is consistent with the terms previously negotiated by the Parties, and understands that it is free at any time to obtain independent counsel for further guidance.

D-5

ARTICLE 4.

REPRESENTATION AND WARRANTIES OF THE MEMBERS

The TPCMC hereby represents and warrants to the Company that now and/or as of the Closing:

4.1 Due Authorization. TPCMC has all requisite power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. This Agreement constitutes the valid and binding obligation of TPCMC, enforceable against TPCMC in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

4.2 Purchase for Investment.

(a)                TPCMC is acquiring the Company Shares for investment for such TPCMC's own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and TPCMC has no present intention of selling, granting any participation in, or otherwise distributing the same. TPCMC further represents that he, she or it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Company Shares.

(b)               TPCMC understands that the Company Shares are not registered under the Securities Act on the ground that the sale and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on such TPCMC's representations set forth herein.

4.3 Investment Experience. TPCMC acknowledges that he, she or it can bear the economic risk of its investment, and has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of the investment in the Company Shares.

4.4 Information, TPCMC has carefully reviewed such information as he, she or it deemed necessary to evaluate an investment in the Company Shares. To the full satisfaction of TPCMC, he, she or it has been furnished all materials that he, she or it has requested relating to the Company and the issuance of the Company Shares hereunder, and each TPCMC has been afforded the opportunity to ask questions of representatives of the Company to obtain any information necessary to verify the accuracy of any representations or information made or given to him, her or it. Notwithstanding the foregoing, nothing herein shall derogate from or otherwise modify the representations and warranties of the Company set forth in this Agreement, on which TPCMC has relied in making an exchange of the Portal Technology for the Company Shares.

4.5 Restricted Securities. TPCMC understands that the Company Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Company Shares or any available exemption from registration under the Securities Act, the Company Shares must be held indefinitely. Each Member is aware that the Company Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about the Company.

4.6 Exempt Issuance. TPCMC acknowledges that he must assure the Company that the offer and sale of the Company Shares to TPCMC qualifies for an exemption from the registration requirements imposed by the Securities Act and from applicable securities laws of any state of the United States, Each Member agrees that he qualifies as an "accredited investor," as that term is defined in Rule 501 of Regulation D, promulgated under the Securities Act.

D-6

ARTICLE 5.
COVENANTS

5.1 Further Assurances. Each of the Parties shall use its reasonable commercial efforts to proceed promptly with the transactions contemplated herein, to fulfill the conditions precedent for such Party's benefit or to cause the same to be fulfilled and to execute such further documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions of this Agreement and to consummate the transactions contemplated herein.

ARTICLE 6.
DELIVERIES

6.1 Items to be delivered to TPCMC prior to or at Closing by the Company.

(a)       resolution from the Company's Board of Directors, and if applicable, stockholder resolutions approving this transaction and authorizing the issuances of the shares hereto;

ARTICLE 7.

CONDITIONS PRECEDENT

7.1 Conditions Precedent to Closing. The obligations of the Parties to consummate the transactions contemplated by this Agreement shall be and are subject to fulfillment, prior to or at the Closing, of each of the following conditions:

(a)              Each of the representations and warranties of the Parties contained herein shall be true and correct at the time of the Closing Date as if such representations and warranties were made at such time except for changes permitted or contemplated by this Agreement;

(b)              The Parties shall have performed or complied with all agreements, terms and conditions required by this Agreement to be performed or complied with by them prior to or at the time of the Closing;

(c)              The Company shall have affected and completed an initial closing of the Equity Financing of at least the Minimum Offering Amount;

(d)              The Company and WestPark shall have entered into a Placement Agent Agreement on mutually acceptable terms for WestPark's engagement as the placement agent for the Equity Financing;

(e)              The Share Exchange Agreements between the Company and Advanced E Lighting, LLC and Rescom Energy, LLC shall have been fully executed and delivered by the parties thereto; and

(f)       All agreements and documents required to be executed and delivered at the initial closing of the Equity Financing pursuant to the Placement Agent Agreement shall have been duly executed and delivered by the necessary persons and/or entities prior to the Closing.

7.2 Conditions to Obligations of the Member. The obligations of TPCMC shall be subject to fulfillment, prior to or at the Closing, of each of the following conditions:

(a)              The Company shall have received all of the regulatory, stockholder and other third-party consents, permits, approvals and authorizations necessary to consummate the transactions contemplated by this Agreement; and

D-7

(b)              To the extent that the liabilities of the Company exceed $10,000 as of the Closing, the Company stockholders shall have satisfied and paid such excess liabilities in full.

(c)              The Member shall have received all of the regulatory, board of directors/managers, shareholders/members, and other third-party consents, permits, approvals and authorizations necessary to consummate the transactions contemplated by this Agreement;

(d)              The Company shall have obtained the evidence of waiver/cancellation the note issued by The Power Company USA LLC to Premier Holding Corp. in the amount of approximately $3,076,500.

ARTICLE 8.
TERMINATION

8.1 Termination. This Agreement may be terminated at any time before or at Closing by:

(a)              The mutual agreement of the Parties;

(b)             Any Party if:

Any provision of this Agreement applicable to a Party shall be materially untrue or fail to be accomplished; or

(ii)                 Any legal proceeding shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of this Agreement; or

(iii)                Any of the conditions set forth in Section 7.1, Section 7.2 or Section 7.3 shall not have been, or if it becomes apparent that any of such conditions will not be, fulfilled by June I, 2018.

Upon termination of this Agreement for any reason, in accordance with the terms and conditions set forth in this paragraph, each said Party shall bear all costs and expenses as each Party has incurred.

ARTICLE 9.

MISCELLANEOUS

9.1       Survival of Representations Warranties and Agreements. Each of the Parties hereto is executing and carrying out the provisions of this Agreement in reliance upon the representations, warranties and covenants and agreements contained in this Agreement or at the closing of the transactions herein provided for and not upon any investigation which it might have made or any representations, warranty, agreement, promise or information, written or oral, made by the other Party or any other person other than as specifically set forth herein. Except as specifically set forth in this Agreement, representations and warranties and statements made by a Party to in this Agreement or in any document or certificate delivered pursuant hereto shall not survive the Closing Date, and no claims made by virtue of such representations, warranties, agreements and covenants shall be made or commenced by any Party hereto from and after the Closing Date.

9.2 Access to Books and Records. During the course of this transaction through Closing, each Party agrees to make available for inspection all corporate books, records and assets, and otherwise afford to each other and their respective representatives, reasonable access to all documentation and other information concerning the business, financial and legal conditions of each other for the purpose of conducting a due diligence investigation thereof. Such due diligence investigation shall be for the purpose of satisfying each Party as to the business, financial and legal condition of each other for the purpose of determining the desirability of consummating the proposed transaction. The Parties further agree to keep confidential and not use for their own benefit, except in accordance with this Agreement any information or documentation obtained in connection with any such investigation.

D-8

9.3 Further Assurances. If, at any time after the Closing, the Parties shall consider or be advised that any further deeds, assignments or assurances in law or that any other things are necessary, desirable or proper to complete the Share Exchange in accordance with the terms of this Agreement or to vest, perfect or confirm, of record or otherwise, the title to any property or rights of the Parties hereto, the Parties agree that their proper officers and directors shall execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary, desirable or proper to vest, perfect or confirm title to such property or rights and otherwise to carry out the purpose of this Agreement, and that the proper officers and directors of the Parties are fully authorized to take any and all such action.

9.4 Notice. All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by, prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the Party for whom intended, as follows, or to such other address or facsimile number as may be furnished by such Party by notice in the manner provided herein:

Attention:

If to [TPCMC]

Address: 38W345 Pine Rd, St Charles, IL 60175

Attn: Patrick Farah

Fax: 443-705-0057

Email: patrickfarah@me.com

[Law Firm]

Attn:
Address:

Fax:
Email:

If to the Company:

AOTS 42, INC.

1900 Avenue of the Stars, Suite 310

Los Angeles, CA 90067

Attn: Richard Rappaport

Fax: 310-843-9389

Email: r@wpcapital..com

With a copy to

Julie E. Kamps, Esq.

1900 Avenue of the Stars, Suite 310

Los Angeles, CA 90067

Attn: Julie E. Kamps, Esq.

Fax: 310-843-9389

Email: jkamps@wpcfs.com

9.5 Entire Agreement. This Agreement, the Disclosure Schedule and any instruments and agreements to be executed pursuant to this Agreement, sets forth the entire understanding of the Parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the Parties hereto. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any Party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

D-9

9.6 Successors and Assigns. This Agreement shall be binding upon, enforceable against and inure to the benefit of, the Parties and designees hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person. This Agreement may not be assigned by any Party hereto except with the prior written consent of the other Parties, which consent shall not be unreasonably withheld.

9.7 Governing Law. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of Delaware are applicable to agreements made and fully to be performed in such state, without giving effect to conflicts of law principles.

9.8 Counterparts. This Agreement may be executed in multiple counterparts, which may be facsimiles, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.9 Construction. Headings contained in this Agreement are for convenience only and shall not be used in the interpretation of this Agreement. References herein to Articles, Sections and Exhibits are to the articles, sections and exhibits, respectively, of this Agreement. The Disclosure Schedule is hereby incorporated herein by reference and made a part of this Agreement. As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates.

9.10 Severability. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.

[SIGNATURE PAGES FOLLOW]

D-10

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first set forth above.

AOTS 42, INC. By: /s/ Richard Rappaport Name: Richard Rappaport Title: President TPC MANAGEMENT COMPANY, LLC By: /s/ Patrick Farah Name: Patrick Farah Title: Managing Partner

D-11

SCHEDULE I

COMPANY SHARES TO BE ISSUED TO TPCMC MEMBERS AND/OR DESIGNEES

Name	Number of Company Shares

TPC Management Company, LLC	6,000,000

Total	6,000,000

D-12

SCHEDULE II

INTENTIONALLY LEFT BLANK

D-13

SCHEDULE Ill

WestPark Capital Financial Services, LLC Shares for Second Registration Statement*

Name	Number of Company Shares	Number of Company Warrants
WestPark Capital Financial Services, LLC

D-14

DISCLOSURE SCHEDULE

ITEM 2.3 — CAPITALIZATION

The Company entered into a Share and Warrant Cancellation Agreement with WestPark Capital Financial Services, Inc. as indicated in the Share Exchange Agreement.

ITEM 2.7 - INDEBTEDNESS; CONTRACTS; NO DEFAULTS

As set forth in the Financial Statements.

ITEM 3.1(b) - SUBSIDIARIES

Subsidiaries	Jurisdiction of Organization

N/A	N/A

ITEM 3.5 — MATERIAL INSTRUMENTS

Material agreements as described in the Confidential Private Placement Memorandum have been provided to the Company

ITEM 3.6 — COMPLIANCE WITH THE LAW

ITEM 3.7 — LITIGATION

D-15

ADDENDUM

This Addendum (the “Addendum”) to a Membership Interest Exchange and Contribution Agreement dated March 23, 2018 between AOTS and TPC Management Co., LLC (the “Agreement”) is made effective as of October 15, 2018. Accordingly, the Agreement is hereby amended as follows:

1.	Schedule III found on page iii of the Agreement shall be set forth as follows:

AOTS Shares for Second Registration Statement*

Name	Number of Company Shares	Number of Company Warrants
WestPark Capital Financial Services, LLC	2,900,000	7,096,390
Gerry Martin	5,400,000

2.	In all other respects, the Agreement shall remain the same.

BY:

AOTS 42, INC	TPC MANAGEMENT COMPANY, LLC
Richard Rappaport	Patrick Farah

Signed: ______________________	Signed: ______________________
Title: President	Title: Managing Partner
Dated: October 15, 2018	Dated: October 15, 2018

D-16

EXHIBIT E

AOTS 42 Consolidated Pro Forma Financial Projections dated October 13, 2018.

Cautionary Notice Regarding Forward Looking Statements

The information contained in the following Pro Forma Financial Projections of AOTS 42 contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Actual results may materially differ from those projected in the forward-looking statements as a result of certain risks and uncertainties set forth in this report.  Although management believes that the assumptions made and expectations reflected in the forward-looking statements are reasonable, there is no assurance that the underlying assumptions will, in fact, prove to be correct or that actual results will not be different from expectations expressed in this report.

We desire to take advantage of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  This filing contains a number of forward-looking statements that reflect management’s current views and expectations with respect to our business, strategies, products, future results and events, and financial performance.  All statements made in this filing other than statements of historical fact, including statements addressing operating performance, which management expects or anticipates will or may occur in the future, including statements related to our technology, market expectations, future revenues, financing alternatives, statements expressing general optimism about future operating results, and non-historical information, are forward looking statements.  In particular, the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “may,” variations of such words, and similar expressions identify forward-looking statements, but are not the exclusive means of identifying such statements, and their absence does not mean that the statement is not forward-looking.  These forward-looking statements are subject to certain risks and uncertainties, including those discussed below.  Our actual results, performance or achievements could differ materially from historical results as well as those expressed in, anticipated, or implied by these forward-looking statements.  We do not undertake any obligation to revise these forward-looking statements to reflect any future events or circumstances.

Readers should not place undue reliance on these forward-looking statements, which are based on management’s current expectations and projections about future events, are not guarantees of future performance, are subject to risks, uncertainties and assumptions (including those described below), and apply only as of the date of this filing.  Our actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward-looking statements.  Factors which could cause or contribute to such differences include, but are not limited to, the risks to be discussed herein or in the Company's Annual Report on Form 10-K and in any press releases and other communications to shareholders issued by us from time to time which attempt to advise interested parties of the risks and factors which may affect our business.  We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

E-1

E-2

EXHIBIT F

PREMIER HOLDING CORPORATION
CONSOLIDATED FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017

ITEM 15. EXHIBITS, FINANCIAL STATEMENT SCHEDULES

(a) (1) Financial Statements:

PREMIER HOLDING CORPORATION

CONSOLIDATED FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Premier Holding Corporation

We have audited the accompanying consolidated balance sheet of Premier Holding Corporation (the "Company") as of December 31, 2017 and the related consolidated statements of operations, changes in stockholders’ deficit, and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Company's internal control over financial reporting. Accordingly, we express no such opinion. Our audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our audit also include assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 2017 and the consolidated results of their operations, and their cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3, the Company has recurring losses from operations and negative cash flows from operations. These conditions, among others, raise substantial doubt about the Company’s ability to continue as a going concern. Management's plans concerning these matters are also described in Note 3 to the consolidated financial statements. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Raul Carrega, CPA

Newport Beach, California

October 5, 2018

F-2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Premier Holding Corporation

We have audited the accompanying consolidated balance sheet of Premier Holding Corporation (the "Company") as of December 31, 2016 and the related consolidated statements of operations, changes in stockholders’ equity, and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Company's internal control over financial reporting. Accordingly, we express no such opinion. Our audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our audits also include assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 2016 and the consolidated results of their operations, and their cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3, the Company has recurring losses from operations and negative cash flows from operations. These conditions, among others, raise substantial doubt about the Company’s ability to continue as a going concern. Management's plans concerning these matters are also described in Note 3 to the consolidated financial statements. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Anton & Chia, LLP

Newport Beach, California

March 31, 2017

F-3

PREMIER HOLDING CORPORATION

CONSOLIDATED BALANCE SHEETS

	December 31, 2017	December 31, 2016

ASSETS

CURRENT ASSETS:
Cash	$570,527	$1,811,503
Accounts receivable, net	480,304	458,140
Prepaid expenses	244,454	148,774
Inventory	5,871	20,546
Related party receivable - managing director	52,429	67,879
Total current assets	1,353,585	2,506,842

Equipment, net	122,257	168,647
Goodwill	–	4,000,000
Intangible asset, net	125,000	188,652
Total assets	$1,600,842	$6,864,141

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable and accrued liabilities	$433,842	$404,545
Accounts payable - related party	201,156	121,967
Convertible note, net	1,307,758	1,252,887
Notes payable	115,386	143,557
Derivative liability	226,000	918,000
Total liabilities	2,284,142	2,840,956

COMMITMENTS AND CONTINGENCIES (Note 8)

STOCKHOLDERS' EQUITY:
Preferred stock - undesignated, $0.0001 par value, 42,750,000 shares authorized; none issued and outstanding as of December 31, 2017 and December 31, 2016, respectively	–	–
Series A Preferred stock, $0.0001 par value, 7,000,000 shares authorized; 200,000 issued and outstanding as of December 31, 2017 and December 31, 2016, respectively	20	20
Series B Preferred stock, $0.0001 par value, 250,000 shares authorized; 250,000 issued and outstanding as of December 31, 2017 and December 31, 2016, respectively	25	25
Common stock, $0.0001 par value, 1,400,000,000 shares authorized; 457,541,710 and 358,840,221 shares issued and outstanding as of December 31, 2017 and 2016, respectively	45,754	35,884
Common stock to be issued	14,000	4,000
Treasury stock	(869,000)	(869,000)
Additional paid-in capital	40,588,176	34,708,657
Accumulated deficit	(39,918,531)	(29,392,022)
Total Premier Holding Corporation stockholders' equity	(139,556)	4,487,564
Non-controlling interest	(543,744)	(464,379)
Total stockholders' equity	(683,300)	4,023,185
Total liabilities and stockholders' equity	$1,600,842	$6,864,141

The accompanying notes are an integral part of these consolidated financial statements.

F-4

PREMIER HOLDING CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Year Ended December 31,
	2017	2016

REVENUE:
TPC commission revenue	$2,693,430	$4,300,663
Product revenue	10,253	491,808
Total revenue	2,703,683	4,792,471

COST OF REVENUE	27,070	418,913

GROSS PROFIT	2,676,613	4,373,558

OPERATING EXPENSES:
Selling, general and administrative	9,317,021	8,950,103
Impairment loss - goodwill	4,000,000	–
Total operating expenses	13,317,021	8,950,103

OPERATING LOSS	(10,640,408)	(4,576,545)

OTHER INCOME (EXPENSE):
Interest expense	(657,466)	(1,934,976)
Gain on change in fair value of derivative liability	692,000	827,000
Total other expense, net	34,534	(1,107,976)

LOSS BEFORE INCOME TAXES AND NON-CONTROLLING INTEREST	(10,605,874)	(5,684,521)

Income taxes	–	–

LOSS BEFORE NON-CONTROLLING INTEREST	(10,605,874)	(5,684,521)

NET LOSS	$(10,605,874)	$(5,684,521)

NET LOSS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	$79,365	$88,517

NET LOSS ATTRIBUTABLE TO PREMIER HOLDING CORPORATION	$(10,526,509)	$(5,596,004)

Net loss Attributable to Premier Holding Corporation per share - basic and diluted	$(0.03)	$(0.02)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING - Basic and diluted	407,931,095	257,985,211

The accompanying notes are an integral part of these consolidated financial statements.

F-5

PREMIER HOLDING CORPORATION

CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ DEFICIT

	Series A Preferred Stock		Series B Preferred Stock		Common Stock		Additional Paid-in
	Shares	Amount	Shares	Amount	Shares	Amount	Capital
Balance December 31, 2015	200,000	$20	250,000	$25	204,400,850	$20,440	$26,108,346
Common stock issued for cash					106,948,320	10,695	5,475,713
Common stock issued for convertible notes					32,562,500	3,256	1,299,244
Common stock issued for services					15,942,858	1,594	1,025,855
Cancellation of common stock					(1,014,307)	(101)	101
Warrants issued with convertible notes payable							70,398
Resolution of derivative liabilities to due debt conversions							729,000
Minority Interest in Subsidiary
Net Loss attributable to Premier
Balance December 31, 2016	200,000	$20	250,000	$25	358,840,221	$35,884	$34,708,657
Common stock issued for cash					53,485,394	5,348	2,198,666
Common stock issued for convertible notes					8,087,500	809	322,691
Common stock issued for services					41,178,595	4,118	2,549,401
Cancellation of common stock					(4,050,000)	(405)	405
Warrants issued for services							808,356
Common Stock to be issued					–	–
Minority Interest in Subsidiary
Net Loss attributable to Premier
Balance December 31, 2017	200,000	$20	250,000	$25	457,541,710	45,754	40,588,176

The accompanying notes are an integral part of these consolidated financial statements.

F-6

PREMIER HOLDING CORPORATION

CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ DEFICIT (CONTINUED)

	Common Stock	Common Stock Subscription	Non-Controlling Interest in	Treasury	Accumulated
	Payable	Payable	Subsidiary	Stock	Deficit	Total
Balance December 31, 2015	$4,000	$–	$(375,862)	$(869,000)	$(23,796,018)	1,091,951
Common stock issued for cash						5,486,408
Common stock issued for convertible notes						1,302,500
Common stock issued for services						1,027,449
Cancellation of common stock	–		–			–
Warrants issued with convertible notes payable						70,398
Resolution of derivative liabilities to due debt conversions						729,000
Minority Interest in Subsidiary			(88,517)			(88,517)
Net Loss attributable to Premier					(5,596,004)	(5,596,004)
Balance December 31, 2016	$4,000	$–	$(464,379)	$(869,000)	$(29,392,022)	4,023,185
Common stock issued for cash						2,204,014
Common stock issued for convertible notes						323,500
Common stock issued for services						2,553,519
Cancellation of common stock	–		–			–
Warrants issued for services						808,356
Common Stock to be issued	10,000		–			10,000
Minority Interest in Subsidiary			(79,365)			(79,365)
Net Loss attributable to Premier					(10,526,509)	(10,526,509)
Balance December 31, 2017	14,000	–	(543,744)	(869,000)	(39,918,531)	(683,300)

The accompanying notes are an integral part of these consolidated financial statements.

F-7

PREMIER HOLDING CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Year Ended December 31,
	2017	2016

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(10,605,874)	$(5,684,521)
Adjustments to reconcile net loss to net cash used in operating activities:
Loss from discontinued operations	–	–
Shares based payments issued for services	2,553,519	1,027,449
Impairment loss - goodwill	4,000,000	–
Impairment loss - intangibles	–	–
Gain on change in fair value of derivative liability	(692,000)	(827,000)
Change in fair value of contingent liability	–	–
Warrants and options issued for services	808,356	–
Depreciation and amortization expense	48,053	42,797
Amortization of debt discounts	378,371	1,540,303
Loss (gain) on extinguishment of debt	–	–
Changes in operating assets and liabilities:
Accounts receivable	(22,164)	(13,297)
Prepaid expenses	(95,680)	(46,356)
Inventory	14,675	61,987
Accounts payable and accrued liabilities	92,949	(103,538)
Net cash used in operating activities	(3,519,795)	(4,002,176)

CASH USED IN INVESTING ACTIVITIES:
Purchase of equipment	(1,663)	(76,699)
Purchase of subsidiary - AIC, LLC	–	(188,652)
Net cash used in investing activities	(1,663)	(265,351)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net advances to related party	94,639	(116,993)
Payments for notes payable	(28,171)	44,889
Proceeds from common stock payable	10,000	–
Proceeds from sale of common stock	2,204,014	5,486,408
Proceeds from convertible notes payable	–	295,000
Payment of lawsuit liability	–	(26,000)
Net cash provided by financing activities	2,280,482	5,683,304

NET CHANGE IN CASH	(1,240,976)	1,415,777
CASH AT BEGINNING OF PERIOD	1,811,503	395,726
CASH AT END OF PERIOD	$570,527	$1,811,503

SUPPLEMENTAL INFORMATION:
Cash paid during the period for:
Interest	$269,915	$422,102
Income taxes	$–	$–
Non-cash investing and financing activities:
Debt discount due to warrants included with convertible notes	$–	$70,398
Debt discount due to derivative liabilities	$–	$546,000
Debt discount in excess of debt charged to interest expense	$–	$444,000
Resolution of derivative liabilities to due debt conversions	$–	$729,000
Common stock issued for conversion of debt	$323,500	$1,302,500
Common stock returned to treasury	$–	$101

The accompanying notes are an integral part of these consolidated financial statements.

F-8

PREMIER HOLDING CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

Premier Holding Corporation (the “Company”) is an energy services holding company. The Company provides an array of energy services through its subsidiary companies, Efficiency Experts, Inc. (“E3”) and The Power Company USA, LLC (“TPC”). The Company provides solutions that enable customers to reduce their energy consumption, lower their operating and maintenance costs, and realize environmental benefits. The Company’s comprehensive set of services includes competitive electricity plans and upgrades to a facility’s energy infrastructure.

The Company was organized under the laws of the State of Nevada on October 18, 1971 under the name of Mr. Nevada, Inc. On November 13, 2008, the Company filed a Certificate of Amendment to its Articles of Incorporation with the State of Nevada Secretary of State to change its name from OVM International Holding Corporation to Premier Holding Corporation. The Company is organized with a holding company structure such that the Company provides financial and management expertise, which includes access to capital, financing, legal, insurance, mergers, acquisitions, joint ventures and management strategies for its subsidiaries. Its common stock is quoted on the OTC Markets Group Inc., QB tier (“OTCQB”), under the symbol “PRHL”.

In August of 2012, the Company acquired a unique marquee technology for energy efficient lighting, the E-Series controller developed by Active ES. This patented technology provides an upgrade for existing HID lamps for high-bay indoor and outdoor applications. In the fourth quarter of 2012, the Company performed additional research and development to the products from Active ES adding two new products for mass production, the 480-volt version of the controller, suitable for ports and other large facilities, and a 240-volt version of the LiteOwl for Streetlights, vastly increasing the applicable market.

In the first quarter of 2013, the Company acquired an 80% stake in The Power Company USA, LLC (“TPC”), a deregulated power broker in Illinois. By the end of that quarter, TPC had over 11,000 clients and was adding between 1,000 and 3,000 clients per month. By 2015 and 2016, TPC added an average of 3,000 clients per month, and the Company expects this to continue for the foreseeable future. Over 1,000 of these clients have commercial/industrial facilities such as small businesses, warehouses and distribution centers, which are candidates for E3.

As a result of our acquisitions, today the Company provides an array of energy services through E3 and TPC. In addition to organic growth, it expects that strategic acquisitions of complementary businesses and assets will remain an important part of its growth plan to enable it to broaden its service offerings and expand its geographical reach.

On May 6, 2016, the Company entered into a definitive agreement with WWCD, LLC, a company incorporated in the State of Illinois (“WWCD”), to acquire for $125,000 all membership units, including all licenses and contracts held, of American Illuminating Company, LLC, a Connecticut limited liability company (“AIC”), a company owned by WWCD. AIC is a FERC-licensed supplier of deregulated energy. Consummation of the acquisition of AIC is subject to FERC approval, which was granted in February 2017. After final notifications and filings with regulatory agencies are complete, AIC is expected to begin supplying power immediately to the Company’s customers, will recruit additional resellers of deregulated power and provide them with its sales tools to streamline sales efforts, enforce compliance, and increase productivity. The Company has reflected the $125,000 payment as an intangible asset on the balance sheet as of December 31, 2017.

NOTE 2 - BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

F-9

Principles of Consolidation

The consolidated financial statements include the accounts of Premier Holding Corporation, E3, TPC and AIC as of and for the years ended December 31, 2017 and 2016. All significant intercompany transactions have been eliminated in consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Significant estimates made in connection with the accompanying consolidated financial statements include the estimate of doubtful accounts receivable, valuation of stock-based compensation, valuation of derivative liabilities, fair values in connection with the analysis of goodwill and long-lived assets for impairment, valuation allowances against net deferred tax assets and estimated useful lives for intangible assets and property and equipment.

Revenue Recognition and Cost of Sales

E3 offers energy efficiency products and services to commercial middle market companies, as well as residential customers. In accordance with the requirements of ASC 605 Revenue Recognition the Company recognizes revenue when (1) persuasive evidence of an arrangement exists (contracts); (2) delivery has occurred; and (3) collectability is reasonably assured (based upon its credit policy). When consultations are provided to customers, the revenue is recognized at the completion of the service when collectability is reasonably assured. For products sold to customers, revenue is recognized when title has passed to the customer and collectability is reasonably assure and no further efforts are required. For sales related to Southern California Edison rebate program, the company is authorized and pre-approved to submit rebates on behalf of its clients. Upon product delivery, only sales tax is collected from the customer directly, and the total amount of the revenue becomes collectable through submission of rebate application to Southern California Edison, and then the rebate is assigned and delivered directly to the Company. Therefore, revenue is recognized when the product is delivered and rebate application is submitted to Southern California Edison.

TPC offers deregulated power and energy efficiency products and services to commercial middle market companies, as well as residential customers. In accordance with the requirements of ASC 605 Revenue Recognition, the Company recognizes revenue when (1) persuasive evidence of an arrangement exists (contracts); (2) delivery has occurred; (3) the seller’s price is fixed or determinable (per the customer’s contract); and/or (4) collectability is reasonably assured (based upon its credit policy). When consultations are provided to customers, the revenue is recognized at the completion of the service when collectability is reasonably assured. For products sold to customers, revenue is recognized when title has passed to the customer and collectability is reasonably assured and no further efforts are required. For residential service contracts, the commission revenue is recognized when the contract is signed and payment is received. For commercial service contracts, the commission revenue is recognized when the contract is signed and the performance is completed, with an appropriate allowance for estimated cancellation.

Cash

The Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents. As of December 31, 2017 and 2016, the Company does not have any cash equivalents.

Accounts Receivable

All accounts receivable are due thirty (30) days from the date billed. If the funds are not received within thirty (30) days, the customer is contacted for payment. The Company uses the allowance method to account for uncollectable accounts receivable. As of December 31, 2017, and 2016, the balance of allowance for bad debts was $55,000 and $100,000, respectively.

F-10

Inventory

Inventory is stated at the lower of cost or market. At December 31, 2017, inventory consists of raw materials.

Equipment

Equipment consists of a vehicles and computer equipment and is recorded at cost less accumulated depreciation. The Company’s equipment is amortized on a straight-line basis over its estimated life, generally three to five years.

Non-controlling Interest

Non-controlling interests in TPC is recorded as a component of our equity, separate from the parent’s equity. Purchase or sales of equity interests that do not result in a change of control are accounted for as equity transactions. Results of operations attributable to the non-controlling interest are included in our consolidated results of operations and, upon loss of control, the interest sold, as well as interest retained, if any, will be reported at fair value with any gain or loss recognized in earnings. The Company maintains an 80% limited interest in TPC and the remaining 20% non-controlling interest is held by TPC’s members.

Net Loss Per Share of Common Stock

The Company has adopted ASC Topic 260 Earnings per Share, which provides for calculation of “basic” and “diluted” earnings (loss) per share. Basic earnings (loss) per share includes no dilution and is computed by dividing net income (loss) available to common shareholders by the weighted average common shares outstanding for the period. Diluted earnings (loss) per share reflect the potential dilution of securities that could share in the earnings of an entity similar to fully diluted earnings (loss) per share. The Company excludes equity instruments from the calculation of diluted earnings per share if the effect of including such instruments is anti-dilutive. As of December 31, 2017, the Company has 1,650,000 stock options outstanding and 147,499,487 warrants outstanding. As of December 31, 2016, the Company has 1,650,000 stock options outstanding and 227,271,136 warrants outstanding.

As of December 31, 2017 and 2016, the Company had 450,000 and 450,000 shares of Preferred Stock outstanding, respectively. Net convertible debt as of December 31, 2017 and 2016 was $1,307,758 and $1,252,887, respectively, and is convertible between three months to one year from the original loan agreement date.

Income Taxes

Deferred income tax is provided for differences between the bases of assets and liabilities for financial and income tax reporting. A deferred tax asset, subject to a valuation allowance, is recognized for estimated future tax benefits of tax-basis operating losses being carried forward. Income taxes are provided based upon the liability method of accounting pursuant to the ASC Topic 740 Income Taxes. Under this approach, deferred income taxes are recorded to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end. A valuation allowance is recorded against the deferred tax asset if management does not believe the Company has met the “more likely than not” standard to allow recognition of such an asset.

Stock-Based Compensation

We periodically issue stock options and warrants to employees and non-employees in non-capital raising transactions for services and for financing costs. We account for stock option and warrant grants issued and vesting to employees based on ASC 718 Compensation—Stock Compensation, where the award is measured at its fair value at the date of grant and is amortized ratably over the service period. We account for stock option and warrant grants issued and vesting to non-employees in accordance with ASC 505 Equity, where the value of the stock compensation is based upon the measurement date as determined at either (a) the date at which a performance commitment is reached, or (b) at the date at which the necessary performance to earn the equity instruments is complete.

F-11

Fair Value Measurements

On January 1, 2011, the Company adopted guidance which defines fair value, establishes a framework for using fair value to measure financial assets and liabilities on a recurring basis, and expands disclosures about fair value measurements. Beginning on January 1, 2011, the Company also applied the guidance to non-financial assets and liabilities measured at fair value on a non-recurring basis, which includes goodwill and intangible assets. The guidance establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from sources independent sources. Unobservable inputs are inputs that reflect Premier’s assumptions of what market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy is broken down into three levels based on the reliability of the inputs as follows:

Level 1 - Valuation is based upon unadjusted quoted market prices for identical assets or liabilities in accessible active markets.

Level 2 - Valuation is based upon quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in inactive markets; or valuations based on models where the significant inputs are observable in the market.

Level 3 - Valuation is based on models where significant inputs are not observable. The unobservable inputs reflect a company’s own assumptions about the inputs that market participants would use.

The Company’s financial instruments consist of cash, accounts receivable, notes receivable, accounts payable, notes payable, accrued liabilities and derivative liabilities. The estimated fair value of cash, accounts receivable, notes receivable, accounts payable, notes payable and accrued liabilities approximate their carrying amounts due to the short-term nature of these instruments.

Certain non-financial assets are measured at fair value on a nonrecurring basis. Accordingly, these assets are not measured and adjusted to fair value on an ongoing basis but are subject to periodic impairment tests. These items primarily include long-lived assets, goodwill and other intangible assets.

Our derivative liabilities have been valued as Level 3 instruments.

	Level 1	Level 2	Level 3	Total
Fair value of convertible note derivative liability - December 31, 2016	$–	$–	$918,000	$918,000

	Level 1	Level 2	Level 3	Total
Fair value of convertible note derivative liability – December 31, 2017	$–	$–	$226,000	$226,000

Goodwill

The Company periodically reviews the carrying value of intangible assets not subject to amortization, including goodwill, to determine whether impairment may exist. Goodwill and certain intangible assets are assessed annually, or when certain triggering events occur, for impairment using fair value measurement techniques. These events could include a significant change in the business climate, legal factors, a decline in operating performance, competition, sale or disposition of a significant portion of the business, or other factors. Specifically, a goodwill impairment test is used to identify potential impairment by comparing the fair value of a reporting unit with its carrying amount, including goodwill. The Company uses level 3 inputs and a discounted cash flow methodology, along to estimate the fair value of a reporting unit. A discounted cash flow analysis requires one to make various judgmental assumptions including assumptions about future cash flows, growth rates, and discount rates. The assumptions about future cash flows and growth rates are based on the Company’s budget and long-term plans. Discount rate assumptions are based on an assessment of the risk inherent in the respective reporting units.

F-12

The Company used a blend of the discounted cash flow method and the guideline company transactions method for the impairment testing as of September 30, 2017. The Company performed discounted cash flow analysis projected over 5 years to estimate the fair value of the reporting unit, using management’s best judgement as to revenue growth rates and expense projections. This analysis indicated cash flows (and discounted cash flows) less than the $4 million book value of goodwill. This analysis factored the recent reduction in residential revenue at TPC, which was due primarily to the sales agent attrition of approximately 25% of the door-to-door sales force. The average number of agents in the field fell from 80 in September of 2016 to 60 in September 2017. The drop in the number of agents was due primarily to an outside sales organization who recruited these agents. Since then, TPC has settled a suit that TPC initiated against this firm in which, along with a monetary penalty, the firm agreed to not solicit TPC agents in the future. TPC is actively recruiting to replace this sales force. Also, sales were impacted due to the transitioning of resources to call center and online residential sales in preparation for transitioning to selling our own alternative supplier. The Company determined these were indicators of impairment in goodwill for TPC during the three months ended September 30, 2017 and impaired the goodwill by $2,085,000.

The Company performed this analysis as of December 31, 2017 and determined that the goodwill should be further impaired by the remaining $1,915,000.

Concentrations of Credit Risk

The Company maintains deposits in a financial institution which is insured by the Federal Deposit Insurance Corporation (“FDIC”). At various times, the Company has deposits in this financial institution in excess of the amount insured by the FDIC. The Company has not experienced any losses related to these balances and believes its credit risk to be minimal.

Reclassifications

Certain prior year amounts have been reclassified to conform to the current year presentation. Such reclassifications had no impact on previously reported net loss.

Recently Issued Accounting Pronouncements

In May 2014, the FASB issued Accounting Standards Update No. 2014-09, “Revenue from Contracts with Customers” (ASU 2014-09), which supersedes nearly all existing revenue recognition guidance under U.S. GAAP. The core principle of ASU 2014-09 is to recognize revenues when promised goods or services are transferred to customers in an amount that reflects the consideration to which an entity expects to be entitled for those goods or services. ASU 2014-09 defines a five-step process to achieve this core principle and, in doing so, more judgment and estimates may be required within the revenue recognition process than are required under existing U.S. GAAP. The standard is effective for annual periods beginning after December 15, 2016, and interim periods therein, using either of the following transition methods: (i) a full retrospective approach reflecting the application of the standard in each prior reporting period with the option to elect certain practical expedients, or (ii) a retrospective approach with the cumulative effect of initially adopting ASU 2014-09 recognized at the date of adoption (which includes additional footnote disclosures). Early adoption is not permitted. The Company adopted the standard beginning January 1, 2017.

In August 2014, the FASB issued ASU No. 2014-15, “Presentation of Financial Statements— Going Concern (Subtopic 205-40), Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern”. Continuation of a reporting entity as a going concern is presumed as the basis for preparing financial statements unless and until the entity’s liquidation becomes imminent. Preparation of financial statements under this presumption is commonly referred to as the going concern basis of accounting. Currently, there is no guidance under U.S. GAAP about management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern or to provide related footnote disclosures. The amendments in this Update provide that guidance. In doing so, the amendments should reduce diversity in the timing and content of footnote disclosures. The amendments require management to assess an entity’s ability to continue as a going concern by incorporating and expanding upon certain principles that are currently in U.S. auditing standards. Specifically, the amendments (1) provide a definition of the term substantial doubt, (2) require an evaluation every reporting period including interim periods, (3) provide principles for considering the mitigating effect of management’s plans, (4) require certain disclosures when substantial doubt is alleviated as a result of consideration of management’s plans, (5) require an express statement and other disclosures when substantial doubt is not alleviated, and (6) require an assessment for a period of one year after the date that the financial statements are issued (or available to be issued). For the period ended December 31, 2017, management evaluated the Company’s ability to continue as a going concern and concluded that substantial doubt has not been alleviated about the Company’s ability to continue as a going concern. While the Company continues to explore further significant sources of financing, management’s assessment was based on the uncertainty related to the amount and nature of such financing over the next twelve months. Management is currently evaluating the impact of ASU No. 2014-15 on its consolidated financial statements.

F-13

In July 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2015-11 (ASU 2015-11), Simplifying the Measurement of Inventory. According to ASU 2015-11, an entity should measure inventory within the scope of this update at the lower of cost and net realizable value. Net realizable value is the estimated selling prices in the ordinary course of business, less reasonably predictable costs of completion, disposal, and transportation. Subsequent measurement is unchanged for inventory measured using LIFO or the retail inventory method. The amendments in ASU 2015-11 more closely align the measurement of inventory in GAAP with the measurement of inventory in International Financial Reporting Standards (IFRS). The Board has amended some of the other guidance in Topic 330 to more clearly articulate the requirements for the measurement and disclosure of inventory. However, the Board does not intend for those clarifications to result in any changes in practice. Other than the change in the subsequent measurement guidance from the lower of cost or market to the lower of cost and net realizable value for inventory within the scope of ASU 2015-11, there are no other substantive changes to the guidance on measurement of inventory. For public business entities, the amendments in ASU 2015-11 are effective for fiscal years beginning after December 15, 2016, including interim periods within those fiscal years. The amendments in ASU 2015-11 should be applied prospectively with earlier application permitted as of the beginning of an interim or annual reporting period. The Company elected to early adopt the above. The adoption doesn’t have a significant impact on the Company’s consolidated financial position or results of operations.

In January 2016, the FASB issued ASU 2016-01, Financial Instruments – Overall: Recognition and Measurement of Financial Assets and Financial Liabilities. The pronouncement requires equity investments (except those accounted for under the equity method of accounting, or those that result in consolidation of the investee) to be measured at fair value with changes in fair value recognized in net income. ASU 2016-01requires public business entities to use the exit price notion when measuring the fair value of financial instruments for disclosure purposes, requires separate presentation of financial assets and financial liabilities by measurement category and form of financial asset, and eliminates the requirement for public business entities to disclose the method(s) and significant assumptions used to estimate the fair value that is required to be disclosed for financial instruments measured at amortized cost. These changes become effective for the Company's fiscal year beginning January 1, 2018. The expected adoption method of ASU 2016-01 is being evaluated by the Company and the adoption is not expected to have a significant impact on the Company’s consolidated financial position or results of operations.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842), which supersedes the existing guidance for lease accounting, Leases (Topic 840). ASU 2016-02 requires lessees to recognize leases on their balance sheets, and leaves lessor accounting largely unchanged. The amendments in this ASU are effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years. Early application is permitted for all entities. ASU 2016-02 requires a modified retrospective approach for all leases existing at, or entered into after, the date of initial application, with an option to elect to use certain transition relief. The Company is currently evaluating the impact of this new standard on its consolidated financial statements.

In January 2017, the FASB issued Accounting Standards Update No. 2017-04, “Intangibles—Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment”. Under the amendments, an entity should perform its annual or interim goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount. An entity should recognize an impairment charge for the amount by which the carrying amount exceeds the reporting unit’s fair value, but the loss recognized should not exceed the total amount of goodwill allocated to that reporting unit. The FASB also eliminated the requirements for any reporting unit with a zero or negative carrying amount to perform a qualitative assessment, and if it fails that qualitative test, to perform Step 2 of the goodwill impairment test. The same impairment test will therefore apply to all reporting units, and an entity will be required to disclose the amount of goodwill allocated to each reporting unit with a zero or negative carrying amount of net assets. SEC filers are required to adopt the new standard for annual or any interim goodwill impairment tests in fiscal years beginning after Dec. 15, 2019. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates on or after Jan. 1, 2017. The Company elected to early adopt this new standard effective September 30, 2017.

NOTE 3 – GOING CONCERN AND MANAGEMENT’S LIQUIDITY PLANS

As of December 31, 2017, the Company had an accumulated deficit of approximately $40 million. During the years ended December 31, 2017 and 2016, the Company incurred operating losses of $10,640,408 and $4,576,545, respectively, and used cash in operating activities of $3,519,795 and $4,002,176, respectively. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The Company recognizes it will need to raise additional capital in order to fund operations, meet its payment obligations and execute its business plan. There is no assurance that additional financing will be available when needed or that management will be able to obtain financing on terms acceptable to the Company and whether the Company will generate revenues, become profitable and generate positive operating cash flow. If the Company is unable to raise sufficient additional funds on favorable terms, it will have to develop and implement a plan to further extend payables and to raise capital through the issuance of debt or equity on less favorable terms until sufficient additional capital is raised to support further operations. There can be no assurance that such a plan will be successful. If the Company is unable to obtain financing on a timely basis, the Company could be forced to sell its assets, discontinue its operations and/or pursue other strategic avenues to commercialize its technology.

F-14

Accordingly, the accompanying consolidated financial statements have been prepared in conformity with U.S. GAAP, which contemplates continuation of the Company as a going concern and the realization of assets and the satisfaction of liabilities in the normal course of business. The carrying amounts of assets and liabilities presented in the consolidated financial statements do not necessarily represent realizable or settlement values. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 4 – ACQUISITIONS & GOODWILL

The following table presents details of the Company’s Goodwill as of December 31, 2017 and 2016:

The Power Company USA, LLC
Balances at January 1, 2016:	$4,000,000
Aggregate goodwill acquired	–
Impairment losses	–
Balances at December 31, 2016:	$4,000,000
Aggregate goodwill acquired	–
Impairment losses	(4,000,000)
Balances at December 31, 2017:	$–

The Power Company USA, LLC Share Exchange

On February 28, 2013, the Company acquired 80% of the outstanding membership units of TPC, a deregulated power broker in Illinois for thirty million 30,000,000 shares of Premier’s common stock valued at $4,500,000. The total purchase price for TPC was allocated as follows:

Goodwill	$4,500,000
Total assets acquired	4,500,000
The purchase price consists of the following:
Common Stock	4,500,000
Total purchase price	$4,500,000

The total amount of goodwill that is expected to be deductible for tax purposes is $4,500,000 and is amortized over 15 years. The total amortization expense for tax purposes for the year ended December 31, 2017 is $300,000.

The Company periodically reviews the carrying value of intangible assets not subject to amortization, including goodwill, to determine whether impairment may exist. Goodwill and certain intangible assets are assessed annually, or when certain triggering events occur, for impairment using fair value measurement techniques. These events could include a significant change in the business climate, legal factors, a decline in operating performance, competition, sale or disposition of a significant portion of the business, or other factors. Specifically, a goodwill impairment test is used to identify potential impairment by comparing the fair value of a reporting unit with its carrying amount, including goodwill. The Company uses level 3 inputs and a discounted cash flow methodology, along to estimate the fair value of a reporting unit. A discounted cash flow analysis requires one to make various judgmental assumptions including assumptions about future cash flows, growth rates, and discount rates. The assumptions about future cash flows and growth rates are based on the Company’s budget and long-term plans. Discount rate assumptions are based on an assessment of the risk inherent in the respective reporting units.

F-15

The Company used a blend of the discounted cash flow method and the guideline company transactions method for the impairment testing as of September 30, 2017. The Company performed discounted cash flow analysis projected over 5 years to estimate the fair value of the reporting unit, using management’s best judgement as to revenue growth rates and expense projections. This analysis indicated cash flows (and discounted cash flows) less than the $4 million book value of goodwill. This analysis factored the recent reduction in residential revenue at TPC, which was due primarily to the sales agent attrition of approximately 25% of the door-to-door sales force. The average number of agents in the field fell from 80 in September of 2016 to 60 in September 2017. The drop in the number of agents was due primarily to an outside sales organization who recruited these agents. Since then, TPC has settled a suit that TPC initiated against this firm in which, along with a monetary penalty, the firm agreed to not solicit TPC agents in the future. TPC is actively recruiting to replace this sales force. Also, sales were impacted due to the transitioning of resources to call center and online residential sales in preparation for transitioning to selling our own alternative supplier. The Company determined these were indicators of impairment in goodwill for TPC during the year ended December 31, 2017 and impaired the goodwill by $2,085,000.

The Company performed this analysis as of December 31, 2017 and determined that the goodwill should be further impaired by the remaining $1,915,000.

NOTE 5 – CONVERTIBLE NOTES PAYABLE

Between July 15, 2014 and December 21, 2015, the Company entered into convertible notes with third-parties for use as operating capital for a total of $1,358,500. The convertible notes payable agreements require the Company to repay the principal, together with 10 - 18% annual interest by the agreements’ expiration dates ranging between July 15, 2019 and August 6, 2020. The notes are secured by assets of the Company and mature five years from the issuance date and automatically convert into share of common stock at a conversion price of 80% of the closing market price on the last day of the month upon which the maturity date fall, unless an election is made for repayment in cash One year from the contract date, the holders may elect to convert the note in whole or in part into shares of common stock at a conversion price of 80% of the average closing market price over the prior 30 days of trading. During the year ended December 31, 2017, a total of $12,000 of these notes were converted into shares of common stock, with a total of $815,000 of these notes remaining as of December 31, 2017.

The Company analyzed the conversion option of the notes for derivative accounting consideration under ASC 815-15, Derivatives and Hedging and determined that the instrument should be classified as a liability once the conversion option becomes effective after one year due to there being no explicit limit to the number of shares to be delivered upon settlement of the above conversion options for the notes issued (see Note 7).

Between March 9, 2015 and May 11, 2016, the Company entered into convertible notes with third parties for use as operating capital for a total of $2,074,800. The convertible notes payable agreements require the Company to repay the principal, together with 12% annual interest by the agreements’ expiration dates ranging between March 9, 2017 and May 11, 2019. The notes are secured by assets of the Company and mature three years from the issuance date. Six months from the contract date, the holders may elect to convert the note in whole or in part into shares of common stock at $0.15. Two warrants were issued with each note including (1) a warrant to purchase an amount of equal to 50% of face value of the note at an exercise price $0.15 for a period of three years following the note issuance date and (2) a warrant to purchase an amount of equal to 83.33% of face value of the note at an exercise price $0.25 for a period of three years following the note issuance date. The Company recorded an aggregate debt discount of $686,536 for the fair value of these warrants through December 31, 2017, which is being amortized over the term of the notes, and is included in convertible notes on the Company’s balance sheet at an unamortized remaining balance of $62,919. The total debt discount recorded during the year ended December 31, 2017 and 2016 was $0 and $70,398, respectively. Interest expense related to the amortization of this debt discount for the years ended December 31, 2017 and 2016 was $132,202 and $196,262, respectively. During the year ended December 31, 2017, a total of $311,500 of these notes were converted into shares of common stock, with a total of $992,300 of these notes remaining as of December 31, 2017.

During the year ended December 31, 2017, the total of all notes converted was $323,500, with the holders receiving an aggregate of 8,087,500 shares of common stock.

During the years ended December 31, 2017 and 2016, the Company recorded interest expense of $657,466 and $1,934,976, respectively.

F-16

NOTE 6 – NOTES PAYABLE

The Company has various notes payable from the financing of vehicles with varying interest rates and maturity dates totaling $115,386 and $143,557 as of December 31, 2017 and 2016, respectively.

NOTE 7 – DERIVATIVE LIABILITY

The embedded conversion feature in the convertible debt instruments (the “Notes”) that the Company issued beginning in July 2014 (See Note 4), and became convertible beginning in July 2015, qualified it as a derivative instrument since the number of shares issuable under the note is indeterminate based on guidance under ASC 815, Derivatives and Hedging. The conversion feature of these convertible promissory notes has been characterized as a derivative liability beginning in July 2015 to be re-measured at the end of every reporting period with the change in value reported in the statement of operations.

The valuation of the derivative liability attached to the convertible debt was determined by management using a binomial pricing model that values the derivative liability within the notes. Using the results from the model, the Company recorded a derivative liability of $226,000 for the fair value of the convertible feature included in the Company’s convertible debt instruments as of December 31, 2017. The derivative liability recorded for the convertible feature created a debt discount of $1,438,000, which is being amortized over the remaining term of the notes using the effective interest rate method and is included in convertible notes on the balance sheet. Interest expense related to the amortization of this debt discount for the year ended December 31, 2017, was $204,624.

Key inputs and assumptions used to value the embedded conversion feature in the month the Notes became convertible were as follows:

•	The average value of a share of Company stock in the month the Notes became convertible, the measurement date - ranging from $0.051 - $0.077 (per the over-the-counter market quotes);
•	The average conversion price of all Notes issued in their month of issuance, with such conversion price determined based on 80% of the average over-the-counter market price for the 30 days preceding the one-year anniversary of all Notes in that month’s pool;
•	The number of shares into which Notes in pool would convert - face amount of the Notes in that month’s pool divided by the average conversion price for Notes included in that month’s pool;
•	Risk free rate - 2.5%;
•	Dividend yield - 0.0%;
•	Assumed annual volatility of Company stock ranging from 109.4% – 131.7%; and
•	The Company would be unable to repay the notes within their term.

Additional key inputs and assumptions used to value the embedded conversion feature as of December 31, 2017:

•	The value of a share of Company stock on December 31, 2017, the measurement date - $0.0299 (per the over-the-counter market quotes);
•	Conversion price - $0.0274, based on 80% of the average quoted market price for the Company’s common stock for the 30-day period ended December 31, 2016; and
•	Number of shares into which Notes would convert - face value of Notes divided by $0.0274.

The following table summarizes the derivative liability included in the consolidated balance sheet:

Derivative liability as of December 31, 2016	$918,000
Change in fair value of derivative liability	(692,000)
Derivative on new loans	–
Reduction due to debt conversions	–
Derivative liability as of December 31, 2017	$226,000

F-17

NOTE 8 – STOCKHOLDERS’ EQUITY

Preferred Stock

On June 3, 2013, the Company filed a Certificate of Amendment of Articles of Incorporation with the State of Nevada Secretary of State giving it the authority to issue 50,000,000 shares of preferred stock with a par value of $0.0001 per share. As of December 31, 2016, there were 200,000 Series A Non-Voting Convertible Stock shares and 250,000 Series B Voting Convertible Preferred Stock shares issued and outstanding.

On March 31, 2014, the Board of Directors of the Company approved the creation of a Series A Non-Voting Convertible Preferred Stock (the “Series A Preferred Stock”). On April 1, 2014, the Company filed a Certificate of Designation for the Company’s Series A Preferred Stock in Nevada of which the Company is authorized to issue up to 7,000,000 shares with a par value of $0.0001 per share. In general, each share of Series A Preferred Stock has no voting or dividend rights, a stated value of $1.00 per share (the “Stated Value”), and is convertible nine months after issuance into common stock at the conversion price equal to one-tenth (1/10) of the Stated Value, or at $0.10 per common share.

On December 11, 2015, the Board of Directors of the Company approved the creation of the Corporation’s Series B Voting Convertible Preferred Stock (“Series B Preferred Stock”). On December 16, 2015, the Corporation filed a Certificate of Designation for the Series B Preferred Stock in Nevada of which the Company is authorized to issue up to 250,000 shares with a par value of $0.0001 per share. Holders of Series B Preferred Stock shall be entitled to 1,000 votes for each share of Series B Preferred Stock. Votes of shares of Series B Preferred Stock shall be added to votes of shares of common stock of the Company at any meeting of stockholders of the Company at which stockholders have the right to vote. Series B Preferred Stock shall have voting rights for a period of three years from the date of issuance. On the third anniversary of the issuance of shares of Series B Preferred Stock, each share of Series B Preferred Stock shall be converted into four shares of common stock without further action of the Board of Directors. Series B Preferred Stock shall have the same dividends per share and, except as provided above, the same powers, designations, preferences and relative rights, qualifications, limitations or restrictions as those of shares of Series A Preferred Stock of the Company.

Common Stock

On June 22, 2017, the Board of Directors of the Company approved, and recommended to the holders of a majority of the total voting power of all issued and outstanding voting capital of the Company (the “Majority Stockholders”) that they approve an increase in the total number of authorized shares of the Company’s common stock from 450,000,000 to 1,400,000,000. On June 23, 2017, the Company received written consent in lieu of a meeting from the Majority Stockholders, amending the Company's Certificate of Incorporation, as amended, to this increase in authorized shares. The Company filed the amendment with the State of Nevada on August 14, 2017.

During the year ended December 31, 2016, the Company entered into a series of stock purchase agreements with accredited investors for the sale of 106,948,320 shares of its common stock in amount of $5,486,407. The Company issued 32,562,500 shares of common stock for the conversion of convertible notes totaling $1,302,500. Additionally, approximately 1,000,000 shares of common stock were cancelled and returned to the treasury.

During the year ended December 31, 2017, the Company entered into a series of stock purchase agreements with accredited investors for the sale of 53,485,394 shares of its common stock in amount of $2,204,014. The Company issued 8,087,500 shares of common stock for the conversion of convertible notes totaling $323,500. Additionally, 4,050,000 shares of common stock were cancelled and returned to the treasury.

Unless otherwise set forth above, the securities described above were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering.

During the year ended December 31, 2016, 15,942,858 shares of common stock were issued for consulting services valued at $0.052 to $0.077 per share, based upon the fair value of the common stock on the measurement date totaling $1,027,450, which was recognized immediately as general and administrative expense.

During the year ended December 31, 2017, 41,178,595 shares of common stock were issued for consulting services valued at $0.030 to $0.074 per share, based upon the fair value of the common stock on the measurement date totaling $2,553,519, which was recognized immediately as general and administrative expense.

F-18

Options for Common Stock

A summary of option activity as of December 31, 2017 is presented below:

	Number Outstanding	Weighted-Average Exercise Price Per Share	Weighted-Average Remaining Contractual Life (Years)	Aggregate Intrinsic Value

Outstanding at January 1, 2016	1,650,000	$0.04	4.53	$–
Granted	–	–	–	–
Exercised	–	–	–	–
Canceled/forfeited/expired	–	–	–	–
Outstanding at December 31, 2016	1,650,000	0.04	3.52	–

Granted	–	–	–	–
Exercised	–	–	–	–
Canceled/forfeited/expired	–	–	–	–
Outstanding at December 31, 2017	1,650,000	0.04	2.52	–
Options vested and exercisable at December 31, 2017	1,650,000	$0.04	2.52	$–

On June 30, 2014, the Board of Directors of the Company approved a new employment agreement with the Company’s Chief Executive Officer, Randy Letcavage (the “Employment Agreement”). The Employment Agreement has a retroactive effective date of January 1, 2014 and replaces all prior agreements between the Company and Mr. Letcavage. The Employment Agreement provides for an annual base salary of $240,000, a discretionary bonus of $50,000 over each 12-month period, expense reimbursement, and a grant of stock options on 5,000,000 shares vesting over 2 years at an initial exercise price per share equal to $.0025 per share. Stock options are vesting at the following rate:

•	1,000,000 (one million) shares of common stock on the Commencement Date;

•	1,000,000 (one million) shares of common stock on the sixth (6th) month anniversary of the Commencement Date;

•	1,000,000 (one million) shares of common stock on the first anniversary of the Commencement Date;

•	1,000,000 (one million) shares of common stock on the 18th month anniversary of the Commencement Date; and

•	1,000,000 (one million) shares of common stock on the second anniversary of the Commencement Date.

In addition, the Company agreed to indemnify Mr. Letcavage to the fullest extent permitted by law for claims related to Mr. Letcavage’s role as an officer and director of the Company, or its subsidiaries. The Company recorded $0 and $0 as his stock-based compensation related to the stock options for the years ended December 31, 2017 and 2016, respectively. As of December 31, 2015, $872,316 had been recorded as his stock-based compensation related to the stock options, with $0 unrecognized cost related to the stock options remaining. On October 8, 2015, Mr. Letcavage exercised 4,000,000 options for common stock at an aggregate price of $10,000, which was paid through the reduction of accounts payable owed Mr. Letcavage.

F-19

On December 31, 2014, the Board of Directors of the Company granted 150,000 stock options to each of its three board members with vesting immediately at an initial exercise price per share equal to $.15 per share.

The Company valued the options using the Black-Scholes option pricing model with the following assumptions: dividend yield of zero, years to maturity of between 0.5 and 5 years, risk free rates of between 1.65 and 1.73 percent, and annualized volatility of between 108% and 217%.

Warrants for Common Stock

A summary of warrant activity as of December 31, 2017 is presented below:

	Number Outstanding	Weighted-Average Exercise Price Per Share	Weighted-Average Remaining Contractual Life (Years)	Aggregate Intrinsic Value

Outstanding at January 1, 2016	12,428,629	$0.194	2.58	$–
Granted	219,802,470	0.086	1.44	–
Exercised	–	–	–	–
Canceled/forfeited/expired	(4,959,963)	1.94	1.66	–
Warrants vested and exercisable at December 31, 2016	227,271,136	0.089	1.44	–

Granted	78,395,012	0.080	0.51	–
Exercised	–	–	–	–
Canceled/forfeited/expired	(158,166,661)	0.085	–	–
Outstanding at December 31, 2017	172,769,487	$0.089	1.50	$–
Warrants vested and exercisable at December 31, 2017	172,769,487	$0.089	1.50	$–

During the year ended December 31, 2016, the Company issued 1,966,650 warrants included with certain convertible notes payable (see Note 4) with a value of $70,397. The Company valued the warrants using the Black-Scholes option-pricing model with the following assumptions: dividend yield of zero, years to maturity of 3 years, risk free rates of between 0.85 and 1.31 percent, and annualized volatility of between 124% and 130%.

During the year ended December 31, 2016, the Company issued 217,835,820 warrants included with certain stock purchases from accredited investors, with exercise prices ranging from $0.07 to $0.10, and expiration dates ranging from 7 months to 5 years. There was no expense resulting from these warrants.

During the year ended December 31, 2017, the Company issued 49,850,252 warrants included with certain stock purchases from accredited investors, with exercise prices ranging from $0.07 to $0.10, and expiration dates ranging from 7 months to 5 years. There was no expense resulting from these warrants.

During the year ended December 31, 2017, the Company issued 28,544,760 warrants to consultants for services, with exercise prices ranging from $0.07 to $0.10, and an expiration date of one year. The Company recorded expense of $808,356 related to these warrants which is included in selling, general and administrative expense for the year ended December 31, 2017.

NOTE 9 – RELATED PARTY TRANSACTIONS

During the year ended December 31, 2017 and 2016, Mr. Letcavage (directly or through related entities) recorded $424,880 (including $55,440 for amounts due for prior years and accrued and unpaid amount of $59,369 as of December 31, 2017) and $292,000, respectively as compensation for his role as our CEO and CFO in accordance with his Employment Agreement dated January 1, 2014. The following tables outline the related parties associated with the Company and amounts due for each period indicated.

F-20

Name of Related Party	Relationship with the Company
iCapital Advisory	Consultant company owned by the CEO of the Company
Jamp Promotion	Company owned by Patrick Farah, a managing director of TPC
Mason Ventures and Sebo Services	Companies owned by Shadie Kalkas, a managing director of TPC

	December 31, 2017	December 31, 2016
iCapital Advisory – Consulting fees and expenses	$110,656	$31,467
Jamp Promotion – Commissions	90,500	90,500
Mason Ventures and Sebo Services – Loans	–	–
	$201,156	$121,967
Related party receivable - Mason Ventures and Sebo Services	$52,429	67,879

During the year ended December 31, 2017, the Company received loans from Mason Ventures of approximately $15,450 and repaid $0. During the year ended December 31, 2016, we received loans from Mason Ventures of approximately $710,453 and repaid approximately $783,370. The loans are unsecured and non-interest bearing.

Additionally, we have also reviewed the facts and circumstance of our relationship with Nexalin Technology and iCapital Advisory, both of which are affiliated companies of our CEO, and have assessed whether these two companies are variable interest entities (VIEs). Based on the guidance provided in ASC 810, Consolidation, these two companies are not considered VIEs. The Company is not the primary beneficiary of Nexalin Technology and iCapital Advisory and, whether those two companies have any income (losses) as of December 31, 2016, it would not be absorbed by Premier Holding Corporation.

NOTE 10 – COMMITMENTS AND CONTINGENCIES

Operating lease

For the operations of TPC, the Company leases 4,260 square feet of office space at 1165 N. Clark Street, Chicago, Illinois under a 65-month operating lease through March 2019. The monthly base rent is approximately $9,415 per month and increases each year during the term of the lease.

Legal Proceedings

Securities and Exchange Commission v. Premier Holding Corporation, et. al. (the “SEC Litigation”).

The SEC Litigation, set in the U.S. District Court for the Central District of California, alleges that:

•	Premier is liable for violating Section 17(a) of the Securities Act, Sections 10(b), 13(a), 13(b)(2)(A), and 13(b)(2)(b) of the Exchange Act, and Rules 10b-5, 13a-1, 13a-11, and 13a-13 thereunder; and

•	Letcavage (our CEO and President) is liable for: (i) violating Securities Act Section 17(a) and Exchange Act Section 10(b) and Rule 10b-5 thereunder, Exchange Act Sections 13(a) and 13(b)(5) and Rules 13a-14 and 13b2-1 thereunder; (ii) as a control person under Exchange Act Section 20(a) for Premier’s violations of the Exchange Act; and (iii) under Exchange Act Section 20(e) and Securities Act Section 15(b) for aiding and abetting Premier’s violations of Securities Act Sections 17(a)(2) and 17(a)(3), Exchange Act Sections 13(a), 13(b)(2)(A), and 13(b)(2)(B), and Rules 13a-1, 13a-11, and 13a-13 thereunder.

F-21

The SEC Litigation seeks permanent injunctions, disgorgement of ill-gotten gains plus prejudgment interest thereon, and civil monetary penalties as to Premier and Letcavage, as well as a penny stock bar and an officer-and-director bar against Mr. Letcavage. The SEC Litigation is currently in the discovery stage, which ends in March of 2019, and is set for trial in June of 2019. The Company and Mr. Letcavage are currently vigorously contesting the SEC Litigation. Settlement discussions to date have not been productive. At this time, an estimate of the outcome of this matter cannot be determined.

Shao Shu Zhang, et al. v. Premier Holding Corporation, et al.

On June 18, 2018, Shao Shu Zhang and others filed a complaint against the Company and others in the Los Angeles Superior Court. The Company filed a general denial to the complaint on September 26, 2018. It is currently too early in the litigation to evaluate the likelihood of an unfavorable outcome or any estimate of the amount or range of potential loss.

NOTE 11 – INCOME TAXES

Net deferred tax assets consist of the following:

	December 31,	December 31,
	2017	2016

Deferred tax assets	11,930,000	11,880,000
Valuation allowance	(11,930,000)	(11,880,000)
Net deferred tax asset	$–	$–

Deferred tax assets consist primarily of net operating loss carryforwards, stock options issued for services and impairment expense. Management has elected to provide a deferred tax asset valuation allowance equal to the potential benefit due to our history of losses. If we demonstrate the ability to generate future taxable income, management will re-evaluate the allowance. The increase in the valuation allowance of approximately $50,000 during the year ended December 31, 2017 primarily represents the increase in goodwill impairment expense, partially offset by the reduced benefit of our net operating loss carry-forwards, decreased as a result of the federal corporate income tax rate change from 35% to 21% effective January 1, 2018, and change of fair value of the derivative liability during the period. The increase in the valuation allowance of approximately $1,700,000 during the year ended December 31, 2016 primarily represents the benefit of the change in net operating loss carry-forwards and change of fair value of the derivative liability during the period. As of December 31, 2017, our estimated net operating loss carry-forward is approximately $29,000,000 and will expire beginning in 2032 through 2037. Internal Revenue Code Section 382 limits the ability to utilize net operating losses if a 50% change in ownership occurs over a three-year period. Such limitation of the net operating losses may have occurred but we have not analyzed it at this time as the deferred tax asset is fully reserved.

The Company’s predecessor operated as an entity exempt from federal and state income taxes. The Company has not yet filed tax returns for 2015, 2016 and 2017, which are subject to examination.

F-22

NOTE 12 - SUBSEQUENT EVENTS

From January through September 2018, the Company entered into a series of stock purchase agreements with accredited investors for the sale of 38,536,159 shares of its common stock in the aggregate amount of $615,903.

From January through September 2018, the Company received an aggregate of $104,518 from accredited investors for the sale of 6,968,466 shares of common stock of which shares have not yet been issued as of the date of this filing.

From January through September 2018, the Company issued an aggregate of 19,944,473 shares of its common stock for services with an aggregate fair value of $582,759.

From January through September 2017, the Company issued an aggregate of 10,166,665 shares of its common stock for the conversion of convertible notes payable with an aggregate fair value of $80,000.

On August 31, 2018, the Company received $162,500 from a warrant holder for the exercise of warrants at $0.01 per share for 16,250,000 shares of the Company’s common stock which have not yet been issued as of the date of this filing.

F-23

EXHIBIT F (continued)

No.	Description
3.1	Articles of Incorporation (incorporated by reference to an exhibit to a registration statement on Form S-1)
3.2*	By laws
31.1*
31.2*
32.1*
32.2*
101*	Financial statements formatted in Extensible Business Reporting Language (XBRL): (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Operations and Comprehensive Loss, (iii) the Consolidated Statements of Cash Flows and (v) the Notes to Consolidated Financial Statements tagged as blocks of text.

* Filed herewith

24

EXHIBIT F (continued)

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PREMIER HOLDING CORPORATION

By: /s/ Randall Letcavage
Randall Letcavage
Chief Executive Officer & Chief Financial Officer (Principal Executive Officer and Principal Financial and Accounting Officer)
Date: October ___, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Randall Letcavage
Randall Letcavage
Chairman of the Board of Directors
Date: October __, 2018

By: /s/ Lane Harrison
Lane Harrison
Director
Date: October ___, 2018

By: /s/ Jack Gregory
Jack Gregory
Director
Date: October ___, 2018

25

EXHIBIT F (continued)

Exhibit 31.1

CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Randall Letcavage, certify that:

1)	I have reviewed this Annual Report on Form 10-K of Premier Holding Corporation (the “Company”) for the year ended December 31, 2017;

2)	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3)	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this report;

4)	The Company’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the Company and have:

a.	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c.	Evaluated the effectiveness of the Company’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

Disclosed in this report any change in the Company’s internal control over financial reporting that occurred during the Company’s most recent fiscal quarter (the Company’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting; and

5)	The Company’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Company’s auditors and the audit committee of the Company’s board of directors (or persons performing the equivalent functions):

a.	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and

b.	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

Date:	October ___, 2018

By:	/s/ Randall Letcavage
Name:	Randall Letcavage
Title:	Chief Executive Officer (Principal Executive Officer)

26

EXHIBIT F (continued)

Exhibit 31.2

PREMIER HOLDING CORPORATION

CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Randall Letcavage, certify that:

1)	I have reviewed this Annual Report on Form 10-K of Premier Holding Corporation for the year ended December 31, 2017;
2)	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3)	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this report;

4)	The Company’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the Company and have:

a.	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c.	Evaluated the effectiveness of the Company’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

d.	Disclosed in this report any change in the Company’s internal control over financial reporting that occurred during the Company’s most recent fiscal quarter (the Company’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting; and

5)	The Company’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Company’s auditors and the audit committee of the Company’s board of directors (or persons performing the equivalent functions):

a.	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and

b.	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

Date:	October ___, 2018

By:	/s/ Randall Letcavage
Name:	Randall Letcavage
Title:	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

27

EXHIBIT F (continued)

Exhibit 32.1

PREMIER HOLDING CORPORATION

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report on Form 10-K of Premier Holding Corporation (the “Company”) for the year ended December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date:	October ___, 2018

By:	/s/ Randall Letcavage
Name:	Randall Letcavage
Title:	Chief Executive Officer (Principal Executive Officer)

28

EXHIBIT F (continued)

Exhibit 32.2

PREMIER HOLDING CORPORATION

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report on Form 10-K of Premier Holding Corporation (the “Company”) for the year ended December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date:	October __, 2018

By:	/s/ Randall Letcavage
Name:	Randall Letcavage
Title:	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

29

Exhibit G

1:06 AM	ADVANCED ENERGY RESOURCES
10/12/18	Balance Sheet
Accrual Basis	As of October 12, 2018

ASSETS
Current Assets
Checking/Savings
10020 · Santander Checking -6565		-848.00
10040 · Signature Bank Operating - 4468		14.59
10050 · Signature Bank-Payroll - 4484		13.23
10070 · Payroll Clearing (Non Post)		7,450.95
10080 · Chase Checking - 8375		3,088.28
10090 · Bank Of America - 1859		671.38

Total Checking/Savings		10,390.43

Accounts Receivable
11000 Accounts Receivable		12,506.71

Total Accounts Receivable		12,506.71

Other Current Assets
11600 · Rebate Receivable		20,937.00
12100 · Inventory Asset		45,000.00
14010 · Ben Reifer - Draw		169,234.05
14020 · Henoch Kohn - Draw		45,000.00
14030 · Josh Klein - Draw		179,990.23

Total Other Current Assets		460,161.28

Total Current Assets		483,058.42

Fixed Assets
17000 · Fixed Assets(Non Post)
17005 · A/D Fixed Assets	-4,326.00

Total 17000 · Fixed Assets(Non Post)		-4,326.00

17010 · Furniture and Equipment
17510 · AD - Furniture and Equipment	-285.00
17010 · Furniture and Equipment - Other	13,997.92

Total 17010 · Furniture and Equipment		13,712.92

17040 · Server & Computers
17540 · AD - Server and Computers	-4,029.00
17040 · Server & Computers - Other	23,782.15

Total 17040 · Server & Computers		19,753.15

17050 · Leasehold Improvements
17550 · A/D Leasehold Improvements	-613.00
17050 · Leasehold Improvements - Other	16,410.56

Total 17050 · Leasehold Improvements		15,797.56

17060 · Machinery and Equipment		817.86

Total Fixed Assets		45,755.49

Other Assets
18000 · Security Deposit		9,500.00
Total Other Assets		9,500.00

TOTAL ASSETS		538,313.91

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
19000 · Accounts Payable		294,305.24

Total Accounts Payable		294,305.24

G-1

1:06 AM	ADVANCED ENERGY RESOURCES
10/12/18	Balance Sheet
Accrual Basis	As of October 12, 2018

Credit Cards
21000 · Credit Cards
21025 · Ben Reifer - AMEX/MC/VS
21040 · Joseph Klein - Credit Cards
Joseph Klein - Amex 91009	2,000.00
21050 · Joseph Klein - Amex 1008	200,871.83
21055 · Joseph Klein - PenFed - 0500	1,702.24
21060 · Joseph Klein - Amex 1009	64,777.70
21080 · Joseph Klein - Visa 1556	9,040.88
21090 · Joseph Klein - Visa 6566	15,026.78
21100 · Joseph Klein - 9309/4722/7192	-13,921.95
21150 · Joseph Klein - 1999	18,558.40
21250 · Joseph Klein - 4302	25,000.00
21300 · Joseph Klein - Paypal	2,894.04
21350 · Joseph Klein - 9950	11,453.00
21400 · Joseph Klein - 82004	30,048.45
21450 · Joseph Klein - 9017	5,421.97
21500 · Joseph Klein - 9246	236.98
21550 · Joseph Klein - 2574/1111	24,322.25
21560 · Joseph Klein - BOA - 0080	-67.81
21570 · Joseph Klein - Capital One 8182	2,006.05
21700 · Joseph Klein - 8381	4,000.00
21750 · Joseph Klein - 5189	1,127.40
21800 · Joseph Klein - 8107	11,771.74
21850 · Joseph Klein-Discover-1043	13,350.00
21855 · Joseph Klein - 2593	1,618.95
21860 · Joseph Klein - 3569	2,054.17
21865 · Joseph Klein - Citi 0530	34,365.28
21870 · Joseph Klein - 8296	1,013.21
21875 · Joseph Klein - 8267	7,774.64
21880 · Joseph Klein - 6356	5,187.50
21885 · Joseph Klein - 1864	3,325.00
21890 · Joseph Klein - Bank	4,973.72
21895 · Joseph Klein - BOA - 2335	3,827.48
21040 · Joseph Klein - Credit Cards - Other	-16,454.34

Total 21040 · Joseph Klein - Credit Cards		477,305.56

21910 · Hank Cohen- VISA/AMEX		712.63
21920 · Josh Klein - Chase - 2703		6,417.47
21000 · Credit Cards - Other		-303.59

Total 21000 · Credit Cards			484,131.24

21015 · Company Capital One-9511			964.29

Total Credit Cards			485,095.53

Other Current Liabilities
24000 · Payroll Liabilities- Employer			6,379.00
24050 · Sales Tax Payable			5,825.57
25000 · Employee Witholdings
25100 · CWT		-413.08
25200 · FICA-EE		644.95
25300 · FWT		599.80
25400 · NYPFL		282.69
25500 · NYSDI		161.39
25600 · SWT		207.33
25000 · Employee Witholdings - Other		18,848.18

Total 25000 · Employee Witholdings			20,331.26

G-2

1:06 AM	ADVANCED ENERGY RESOURCES
10/12/18	Balance Sheet
Accrual Basis	As of October 12, 2018

27005 · Loan Payable-Josh Klein	8,353.51
27010 · Loan Payable-Joseph Klein	169,371.29
27070 · Loan Payable - Deckelbaum	320,000.00
27080 · Loan Payable - Holding	-9,399.01
27100 · Loan Payable - Bluevine	69,434.38
27200 · Loan Payable- Advantage Capital	21,096.75
27300 · Loan Payable - Merchant Capital	9,837.00

Total Other Current Liabilities	621,229.75

Total Current Liabilities	1,400,630.52

Long Term Liabilities 29000 · Loan Payable - Santander Bank	92,588.69

Total Long Term Liabilities	92,588.69

Total Liabilities	1,493,219.21

Equity
32000 · Retained Earnings - Clearing	-249,897.99
33010 · Ben Reifer-Capital (33.5%)	-121,724.54
33020 · Henoch Kohn-Capital(17%)	-61,770.66
33030 · J Deckelbaum-Capital (16%)	-58,137.09
33040 · Josh Klein-Capital (33.5%)	-121,724.57
33050 · West Park	55,480.00
Net Income	-397,130.45

Total Equity	-954,905.30
TOTAL LIABILITIES & EQUITY	538,313.91

G-3

Exhibit H

ResCom Energy, LLC

Balance Sheet Summary

As of September 30, 2018

Total
ASSETS
Current Assets
Bank Accounts	18,661.76
Accounts Receivable	0.00
Other Current Assets	115,000.00
Total Current Assets	$133,661.76
Other Assets	452,135.20
TOTAL ASSETS	$585,796.96
LIABILITIES AND EQUITY
Liabilities
Current Liabilities
Accounts Payable	89,778.59
Other Current Liabilities	125,000.00
Total Current Liabilities	$214,778.59
Long-Term Liabilities	0.00
Total Liabilities	$214,778.59
Equity	371,018.37
TOTAL LIABILITIES AND EQUITY	$585,796.96

H-1